                                                                    EXHIBIT 10.1

================================================================================

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                        CHANCELLOR BROADCASTING COMPANY,

                     CHANCELLOR RADIO BROADCASTING COMPANY,

                                 VARIOUS BANKS,

          GOLDMAN SACHS CREDIT PARTNERS L.P., as DOCUMENTATION AGENT,

               NATIONSBANK OF TEXAS, N.A., as SYNDICATION AGENT,

              TORONTO DOMINION (TEXAS), INC., as SYNDICATION AGENT

                                      and

                             BANKERS TRUST COMPANY,
                               as MANAGING AGENT
                                      and
                                    ARRANGER

                          -------------------------

                         Dated as of February 14, 1996

                                      and

                  Amended and Restated as of January 23, 1997

                                  and further

                    Amended and Restated as of July 2, 1997

                          -------------------------

                                  $750,000,000

================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
    SECTION 1.  Amount and Terms of Credit . . . . . . . . . . . . . . . . ..  1
         1.01 The Commitments . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.02 Minimum Amount of Each Borrowing  . . . . . . . . . . . . . . .  3
         1.03 Notice of Borrowing . . . . . . . . . . . . . . . . . . . . . .  4
         1.04 Disbursement of Funds   . . . . . . . . . . . . . . . . . . . .  5
         1.05 Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         1.06 Conversions   . . . . . . . . . . . . . . . . . . . . . . . . .  6
         1.07 Pro Rata Borrowings   . . . . . . . . . . . . . . . . . . . . .  7
         1.08 Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         1.09 Interest Periods  . . . . . . . . . . . . . . . . . . . . . . .  8
         1.10 Increased Costs, Illegality, etc.   . . . . . . . . . . . . . .  9
         1.11 Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . 12
         1.12 Change of Lending Office  . . . . . . . . . . . . . . . . . . . 12
         1.13 Replacement of Banks  . . . . . . . . . . . . . . . . . . . . . 12

    SECTION 2. Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . 14
         2.01 Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . 14
         2.02 Letter of Credit Requests . . . . . . . . . . . . . . . . . . . 16
         2.03 Letter of Credit Participations . . . . . . . . . . . . . . . . 16
         2.04 Agreement to Repay Letter of Credit Drawings  . . . . . . . . . 19
         2.05 Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . 19

    SECTION 3. Commitment Commission; Fees; Reductions of Commitment  . . . . 20
         3.01 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         3.02 Voluntary Termination and Reduction of Commitments  . . . . . . 22
         3.03 Mandatory Reduction of Commitments  . . . . . . . . . . . . . . 22

    SECTION 4. Prepayments; Payments; Taxes . . . . . . . . . . . . . . . . . 23
         4.01 Voluntary Prepayments . . . . . . . . . . . . . . . . . . . . . 23
         4.02 Mandatory Repayments and Commitment Reductions  . . . . . . . . 24
         4.03 Method and Place of Payment . . . . . . . . . . . . . . . . . . 32
         4.04 Net Payments  . . . . . . . . . . . . . . . . . . . . . . . . . 32

    SECTION 5. Conditions Precedent to Credit Events on the Second
         Restatement Effective Date . . . . . . . . . . . . . . . . . . . . . 34

                                                                            PAGE
                                                                            ----
         5.01 Execution of Agreement; Notes . . . . . . . . . . . . . . . . . 34
         5.02 Fees, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
         5.03 Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . 35
         5.04 Corporate Documents; Proceedings; etc.. . . . . . . . . . . . . 35
         5.05 Shareholders' Agreements; Management Agreements;
                 Employment Agreements; Tax Sharing Agreements  . . . . . . . 35
         5.06 Absence of Certain Conditions . . . . . . . . . . . . . . . . . 36
         5.07 Consummation of the Bridge Financing; Transaction . . . . . . . 36
         5.08 Subsidiary Guaranty . . . . . . . . . . . . . . . . . . . . . . 39
         5.09 Pledge Agreement  . . . . . . . . . . . . . . . . . . . . . . . 39
         5.10 Subsidiary Security Agreement . . . . . . . . . . . . . . . . . 39
         5.11 Existing Mortgages; Title Insurance; etc. . . . . . . . . . . . 40
         5.12 Environmental Indemnity Agreement . . . . . . . . . . . . . . . 41
         5.13 Existing Credit Agreement; etc. . . . . . . . . . . . . . . . . 41
         5.14 Adverse Change, etc.. . . . . . . . . . . . . . . . . . . . . . 42
         5.15 Solvency Certificate; Environmental Analyses; Insurance . . . . 42
         5.16 Pro Forma Balance Sheet; Projections  . . . . . . . . . . . . . 42
         5.17 Acknowledgment, Consent and Amendment . . . . . . . . . . . . . 43

    SECTION 6. Conditions Precedent to All Credit Events  . . . . . . . . . . 44
         6.01 No Default; Representations and Warranties  . . . . . . . . . . 44
         6.02 Notice of Borrowing; Letter of Credit Request . . . . . . . . . 44

    SECTION 7. Representations, Warranties and Agreements . . . . . . . . . . 45
         7.01 Corporate Status  . . . . . . . . . . . . . . . . . . . . . . . 45
         7.02 Corporate Power and Authority . . . . . . . . . . . . . . . . . 45
         7.03 No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . 46
         7.04 Governmental Approvals  . . . . . . . . . . . . . . . . . . . . 46
         7.05 Financial Statements; Financial Condition; Undisclosed
              Liabilities; Projections; etc.. . . . . . . . . . . . . . . . . 47
         7.06 Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . 48
         7.07 True and Complete Disclosure  . . . . . . . . . . . . . . . . . 48
         7.08 Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . 48
         7.09 Tax Returns and Payments  . . . . . . . . . . . . . . . . . . . 49
         7.10 Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . 50
         7.11 The Security Documents  . . . . . . . . . . . . . . . . . . . . 50
         7.12 Representations and Warranties in Documents . . . . . . . . . . 51
         7.13 Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . 52
         7.14 Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . 52
         7.15 Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . 53


                                      (ii)

                                                                            PAGE
                                                                            ----
         7.16 Compliance with Statutes, etc.. . . . . . . . . . . . . . . . . 53
         7.17 Investment Company Act  . . . . . . . . . . . . . . . . . . . . 54
         7.18 Public Utility Holding Company Act  . . . . . . . . . . . . . . 54
         7.19 Labor Relations . . . . . . . . . . . . . . . . . . . . . . . . 54
         7.20 Patents, Licenses, Franchises and Formulas  . . . . . . . . . . 54
         7.21 Transaction; Bridge Financing . . . . . . . . . . . . . . . . . 55
         7.22 Special Purpose Corporations  . . . . . . . . . . . . . . . . . 55
         7.23 FCC Licenses  . . . . . . . . . . . . . . . . . . . . . . . . . 55
         7.24 Subordinated Notes  . . . . . . . . . . . . . . . . . . . . . . 56

    SECTION 8. Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . 56
         8.01 Information Covenants . . . . . . . . . . . . . . . . . . . . . 57
         8.02 Books, Records and Inspections  . . . . . . . . . . . . . . . . 60
         8.03 Maintenance of Property; Insurance  . . . . . . . . . . . . . . 60
         8.04 Corporate Franchises  . . . . . . . . . . . . . . . . . . . . . 61
         8.05 Compliance with Statutes, etc.. . . . . . . . . . . . . . . . . 62
         8.06 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
         8.07 End of Fiscal Years; Fiscal Quarters  . . . . . . . . . . . . . 63
         8.08 Performance of Obligations  . . . . . . . . . . . . . . . . . . 63
         8.09 Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . 63
         8.10 Maintenance of Separateness . . . . . . . . . . . . . . . . . . 63
         8.11 Dividends on Series A Exchangeable Preferred Stock and
                 Exchangeable Preferred Stock; Interest on Bridge Financing . 64
         8.12 Additional Security; Further Assurances . . . . . . . . . . . . 64
         8.13 Designation of Agent  . . . . . . . . . . . . . . . . . . . . . 67

    SECTION 9. Negative Covenants . . . . . . . . . . . . . . . . . . . . . . 67
         9.01 Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
         9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. . . . . 71
         9.03 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
         9.04 Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . 76
         9.05 Advances, Investments and Loans . . . . . . . . . . . . . . . . 79
         9.06 Transactions with Affiliates  . . . . . . . . . . . . . . . . . 81
         9.07 Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . 82
         9.08 Maximum Leverage Ratio  . . . . . . . . . . . . . . . . . . . . 84
         9.09 Minimum Consolidated EBITDA . . . . . . . . . . . . . . . . . . 85
         9.10 Consolidated EBITDA to Consolidated Net Cash Interest
                 Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . 86

                                     (iii)

                                                                            PAGE
                                                                            ----
         9.11 Limitation on Modifications of Certificate of Incorporation, By-
                 Laws and Certain Other Agreements; Limitations of
                 Prepayments and Modifications of Indebtedness; etc.. . . .   87
         9.12 Limitation on Certain Restrictions on Subsidiaries  . . . . .   88
         9.13 Limitation on Issuance of Capital Stock . . . . . . . . . . .   88
         9.14 Business  . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         9.15 Limitation on Creation of Subsidiaries  . . . . . . . . . . .   89
         9.16 No Other Designated Senior Debt . . . . . . . . . . . . . . .   89

    SECTION 10. Events of Default . . . . . . . . . . . . . . . . . . . . .   89
         10.01 Payments . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         10.02 Representations, etc.. . . . . . . . . . . . . . . . . . . .   89
         10.03 Covenants  . . . . . . . . . . . . . . . . . . . . . . . . .   90
         10.04 Default Under Other Agreements . . . . . . . . . . . . . . .   90
         10.05 Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . .   90
         10.06 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         10.07 Security Documents . . . . . . . . . . . . . . . . . . . . .   91
         10.08 Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         10.09 Judgments  . . . . . . . . . . . . . . . . . . . . . . . . .   92
         10.10 Change of Ownership  . . . . . . . . . . . . . . . . . . . .   92
         10.11 Environmental Matters  . . . . . . . . . . . . . . . . . . .   92

    SECTION 11. Definitions and Accounting Terms. . . . . . . . . . . . . .   93
         11.01 Defined Terms  . . . . . . . . . . . . . . . . . . . . . . .   93

    SECTION 12. The Managing Agent  . . . . . . . . . . . . . . . . . . . .  128
         12.01 Appointment  . . . . . . . . . . . . . . . . . . . . . . . .  128
         12.02 Nature of Duties . . . . . . . . . . . . . . . . . . . . . .  129
         12.03 Lack of Reliance on the Managing Agent . . . . . . . . . . .  129
         12.04 Certain Rights of the Managing Agent . . . . . . . . . . . .  129
         12.05 Reliance . . . . . . . . . . . . . . . . . . . . . . . . . .  130
         12.06 Indemnification  . . . . . . . . . . . . . . . . . . . . . .  130
         12.07 The Managing Agent in Its Individual Capacity  . . . . . . .  130
         12.08 Holders  . . . . . . . . . . . . . . . . . . . . . . . . . .  130
         12.09 Resignation by the Managing Agent  . . . . . . . . . . . . .  131

    SECTION 13. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .  131
         13.01 Payment of Expenses, etc.. . . . . . . . . . . . . . . . . .  131
         13.02 Right of Setoff; Collateral Matters  . . . . . . . . . . . .  133
         13.03 Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .  134


                                      (iv)

                                                                            PAGE
                                                                            ----
         13.04 Benefit of Agreement . . . . . . . . . . . . . . . . . . . .  134
         13.05 No Waiver; Remedies Cumulative . . . . . . . . . . . . . . .  136
         13.06 Payments Pro Rata  . . . . . . . . . . . . . . . . . . . . .  136
         13.07 Calculations; Computations . . . . . . . . . . . . . . . . .  137
         13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION;
                 VENUE; WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . .  137
         13.09 Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  139
         13.10 Effectiveness  . . . . . . . . . . . . . . . . . . . . . . .  139
         13.11 Headings Descriptive . . . . . . . . . . . . . . . . . . . .  140
         13.12 Amendment or Waiver; etc.. . . . . . . . . . . . . . . . . .  140
         13.13 Survival . . . . . . . . . . . . . . . . . . . . . . . . . .  141
         13.14 Domicile of Loans  . . . . . . . . . . . . . . . . . . . . .  142
         13.15 Limitation on Additional Amounts, etc. . . . . . . . . . . .  142
         13.16 Confidentiality  . . . . . . . . . . . . . . . . . . . . . .  142
         13.17 Register . . . . . . . . . . . . . . . . . . . . . . . . . .  143
         13.18 Additions of New Banks; Conversion of Existing Loans of
                 Continuing Banks; Termination of Commitments of Non-
                 Continuing Banks . . . . . . . . . . . . . . . . . . . . .  144

    SECTION 14. Holdings Guaranty . . . . . . . . . . . . . . . . . . . . .  145
         14.01 The Guaranty . . . . . . . . . . . . . . . . . . . . . . . .  145
         14.02 Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . .  145
         14.03 Nature of Liability  . . . . . . . . . . . . . . . . . . . .  145
         14.04 Independent Obligation . . . . . . . . . . . . . . . . . . .  146
         14.05 Authorization  . . . . . . . . . . . . . . . . . . . . . . .  146
         14.06 Reliance . . . . . . . . . . . . . . . . . . . . . . . . . .  147
         14.07 Subordination  . . . . . . . . . . . . . . . . . . . . . . .  147
         14.08 Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . .  147
         14.09 Nature of Liability  . . . . . . . . . . . . . . . . . . . .  149

SCHEDULE I       Commitments
SCHEDULE II      Existing Letters of Credit
SCHEDULE III     Real Property
SCHEDULE IV      FCC Licenses
SCHEDULE V       Insurance
SCHEDULE VI      Existing Liens
SCHEDULE VII     Existing Indebtedness
SCHEDULE VIII    Existing Investments


                                      (v)

ANNEX A          Evergreen Loan Agreement
ANNEX 5.07       FCC License Issues

EXHIBIT A        Notice of Borrowing
EXHIBIT B-1      Term Note
EXHIBIT B-2      Revolving Note
EXHIBIT C        Letter of Credit Request
EXHIBIT D        Section 4.04(b)(ii) Certificate
EXHIBIT E-1      Opinion of Weil Gotshal & Manges L.L.P., Special Counsel to
                    the Credit Parties
EXHIBIT E-2      Opinion of Liebowitz & Associates, Special FCC Counsel to the
                    Credit Parties
EXHIBIT F        Officers' Certificate
EXHIBIT G        Subsidiary Guaranty
EXHIBIT H        Subsidiary Pledge Agreement
EXHIBIT I        Subsidiary Security Agreement
EXHIBIT J        Form of Mortgage
EXHIBIT K        Environmental Indemnity Agreement
EXHIBIT L        Assignment and Assumption Agreement
EXHIBIT M        Acknowledgement, Consent and Amendment


                                      (vi)

        AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 14, 1996 and amended and restated as of January 23, 1997 and further amended and restated as of July 2, 1997, among CHANCELLOR BROADCASTING COMPANY (formerly known as CHANCELLOR CORPORATION), a Delaware corporation ("Holdings"), CHANCELLOR RADIO BROADCASTING COMPANY (formerly known as CHANCELLOR BROADCASTING COMPANY), a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent, TORONTO DOMINION (TEXAS), INC. and NATIONSBANK OF TEXAS, N.A., as Syndication Agent, and BANKERS TRUST COMPANY, as Managing Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                                  WITNESSETH:

        WHEREAS, Holdings, the Borrower, the Existing Banks and Bankers Trust Company, as Managing Agent, are party to a Credit Agreement, dated as of February 14, 1996 and amended and restated as of January 23, 1997 (as the same has been amended, modified or supplemented to, but not including, the Second Restatement Effective Date, the "Existing Credit Agreement"); and

        WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement as herein provided;

        NOW, THEREFORE, the parties hereto agree that the Existing Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

        NOW, THEREFORE, IT IS AGREED:

        SECTION 1. Amount and Terms of Credit.

        1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees, (A) in the case of each Continuing Bank, to convert into Term Loans (each, a "Term Loan Conversion", and collectively, the "Term Loan Conversions") on the Second Restatement Effective Date, the Existing Term Loans made by such Continuing Bank to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Second Restatement Effective Date in an aggregate principal amount equal to the aggregate principal amount of such Existing Term Loans made by such Continuing Bank and so outstanding and/or (B) to make, on the Second Restatement Effective Date a term loan or term loans (together with each Term Loan Conversion each, a "Term Loan" and, collectively, the "Term Loans") to the Borrower, which Term Loans (i) made or converted on the Second Restatement Effective Date, shall not exceed for any Bank, in an initial principal amount, that amount which equals such Bank's Term Loan Commitment and (ii) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Term Loans comprising the same Borrowing shall at all times be of the same Type. Once repaid, Term Loans borrowed hereunder may not be reborrowed.

        (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, (A) in the case of each Continuing Bank, to convert into Revolving Loans (each a "Revolving Loan Conversion", and collectively the "Revolving Loan Conversions"), on the Second Restatement Effective Date, Existing Revolving Loans made by such Continuing Bank to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Second Restatement Effective Date in an aggregate principal amount equal to the lesser of (x) the aggregate principal amount of such Existing Revolving Loans made by such Continuing Bank and so outstanding and (y) such Continuing Bank's Adjusted RL Percentage of the aggregate principal amount of Revolving Loans made by all Banks and outstanding on the Second Restatement Effective Date and/or (B) at any time and from time to time on and after the Second Restatement Effective Date and prior to the Maturity Date, to make a revolving loan or revolving loans (together with each Revolving Loan Conversion each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in
Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount (which amount, in the case of each Continuing Bank, shall include the principal amount of each Revolving Loan Conversion) which, when added to the product of (x) such Bank's Adjusted RL Percentage and (y) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Total Revolving Loan Commitment at such time.

        (c) Notwithstanding any other provision of this Agreement, each Bank with a Tenn Loan outstanding or with a Revolving Loan Commitment severally agrees, automatically and immediately effective upon the consummation of the Evergreen Merger (so long as (i) no Default or Event of Default then exists under Section 10.01 or 10.05 of this Agreement and (ii) no Default or Event of Default then exists under Section 8.01(b), (f) or (g) of (and as such terms are defined in) the Evergreen Loan Agreement (defined below)), that such Term Loan shall become a Term Loan for the identical amount (and with a corresponding Term Loan Commitment) under the Second Amended and Restated Loan Agreement among Evergreen Media of LA (which entity shall be the surviving corporation of a merger with the Borrower pursuant to the Evergreen Merger Agreement, and accordingly the successor in interest to the Borrower), the Lenders signatory thereto (the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A., and Union Bank of California, as Managing Agents, and Toronto Dominion (Texas), Inc., as Administrative Agent for the Lenders (the "Evergreen Administrative Agent"), dated as of April 25, 1997, as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997 (as amended, the "Evergreen Loan Agreement") a copy of which is attached hereto as Annex A, and each Bank with a Revolving Loan Commitment agrees that such Revolving Loan Commitment shall become, automatically and immediately effective without further action upon the consummation of the Evergreen Merger, a Revolving Loan Commitment (with the amount of outstanding Revolving Loans converted into an equal amount of new Revolving Loans) for the identical amount under the Evergreen Loan Agreement. The Evergreen Administrative Agent shall, on the date of the Evergreen Merger, issue a revised Schedule 1 - Commitment Ratios, to each Lender under the Evergreen Loan Agreement, which shall include each Bank hereunder, and thereafter, the new Borrower shall issue new promissory notes to each Bank which requests such notes promptly after such requests and relinquishment by such Bank of any Notes issued hereunder. Concurrently with such conversion, (i) the Borrower shall pay all unpaid interest, fees and other amounts (other than principal in respect of the outstanding Loans) which are unpaid at such time, all Loans hereunder shall be deemed repaid and satisfied in full and all Revolving Loan Commitments shall be automatically terminated and (ii) all Letters of Credit which remain outstanding hereunder shall be deemed terminated for purposes of this Agreement to the extent assumed as Letters of Credit under the Evergreen Loan Agreement.

         1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Term Loans shall not be less than $2,000,000 and, if greater, shall be in an integral multiple of $100,000. The aggregate principal amount of each Borrowing of Revolving Loans shall be not less than $250,000 and, if greater, shall be in an integral multiple of $50,000 or, if less, the then remaining Total Unutilized Revolving Loan Commitment. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

         1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur a Borrowing hereunder, it shall give the Managing Agent at its Notice Office at least one Business Day's prior written (or telephonic promptly confirmed in writing) notice of each Base Rate Loan and at least three Business Days' prior written (or telephonic promptly confirmed in writing) notice of each Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) in the case of a Borrowing of Eurodollar Loans, or 12:00 Noon (New York
time) in the case of a Borrowing of Base Rate Loans, on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Term Loans or Revolving Loans and whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Managing Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

         (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Managing Agent may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Managing Agent in good faith to be from the President, Chief Financial Officer or Senior Vice President of Finance of the Borrower (or any other officer of the Borrower designated in writing to the Managing Agent by the President, the Chief Financial Officer or Senior Vice President of Finance of the Borrower as being authorized to give such notices under this Agreement) prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Managing Agent's record of the terms of such telephonic notice of such Borrowing of Loans.

         1.04 Disbursement of Funds. Except as otherwise specifically provided in the second succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Managing Agent, and the Managing Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks (prior to 1:00 P.M. on such day, to the extent of funds actually received by the Managing Agent prior to 12:00 Noon on such day). Unless the Managing Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Managing Agent such Bank's portion of any Borrowing to be made on such date, the Managing Agent may assume that such Bank has made such amount available to the Managing Agent on such date of Borrowing and the Managing Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Managing Agent by such Bank, the Managing Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Managing Agent's demand therefor, the Managing Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Managing Agent. The Managing Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Managing Agent to the Borrower until the date such corresponding amount is recovered by the Managing Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

         1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall, if requested by any Bank, be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Tenn Notes") and (ii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes").

         (b) The Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Second Restatement Effective Date, (iii) be in a stated principal amount equal to the Term Loan Commitment of such Bank as in effect on the Second Restatement Effective Date (before giving effect to any reductions thereto as a result of the making of Term Loans by such Bank on such date) and be payable in the principal amount of Term Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Second Restatement Effective Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

         1.06 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least (x) in the case of a conversion of Term Loans, $2,000,000 (and, if greater, in an integral multiple of $100,000) and (y) in the case of a conversion of Revolving Loans, $1,000,000 (and, if greater, in an integral multiple of $250,000), of the outstanding principal amount of Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, provided that (i) except as otherwise provided in Section 1. 10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than (x) in the case of Term Loans, $2,000,000, and (y) in the case of Revolving Loans, $1,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Eurodollar Loans than is permitted under
Section 1.02. Each such conversion shall be effected by the Borrower by giving the Managing Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Managing Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

         1.07 Pro Rata Borrowings. All Borrowings of Term Loans and Revolving Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

         1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration, optional or mandatory prepayment or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

         (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration, optional or mandatory prepayment or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

         (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of
(x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

         (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) Upon each Interest Determination Date, the Managing Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

         1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Managing Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three, six month period, or, to the extent available to each Bank with a Commitment under the Tranche under which such Borrowing is to be made, a nine or twelve month period; provided that:

          (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period may be selected at any time when a Default or Event of Default is then in existence;

          (vi) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond the Maturity Date;

          (vii) no Interest Period in respect of any Borrowing of Revolving Loans shall be selected which extends beyond the Maturity Date; and

          (viii) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of Term Loans will be required to be made under Section 4.02(b) if after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans which have Interest Periods which will expire after such date of mandatory repayment will be in excess of the aggregate principal amount of Term Loans then outstanding less the aggregate amount of such required repayment.

         If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

         1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Managing Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the Second Restatement Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Second Restatement Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank, or any franchise tax based on the net income or profits of such Bank, in either case pursuant to the laws of the United States of America or the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Second Restatement Effective Date affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

          (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Second Restatement Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Managing Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Managing Agent of such determination (which notice the Managing Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Managing Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Managing Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section
13.15 (to the extent applicable) pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, inter-est or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Managing Agent and each Bank agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Managing Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Managing Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Managing Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Managing Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

         (c) If at any time after the Second Restatement Effective Date any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use reasonable averaging and attribution methods, provided that such Bank's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts.

         1.11 Compensation. The Borrower shall, subject to the provisions of
Section 13.15 (to the extent applicable), compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Managing Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a) or (b)); (ii) if any repayment
(including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

         1.12 Change of Lending Office. Each Bank agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10, 2.05 and 4.04.

         1.13 Replacement of Banks. (x) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings,
(y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or

(iii), Section 1. 10(c), Section 2.05 or Section 4.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks or (z) as provided in
Section 13.12(b) in the case of certain refusals by a Bank (other than a Bank whose commitments are terminated in accordance with Section 3.02(b) and/or whose Loans are repaid in accordance with Section 4.01(v)) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to either replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") reasonably acceptable to the Managing Agent or, at the option of the Borrower, to replace only (a) the Term Loan Commitment or Term Loans of the Replaced Bank with an identical Tenn Loan Commitment or Term Loans provided by the Replacement Bank or (b) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Bank with an identical Revolving Loan Commitment provided by the Replacement Bank, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Term Loan Commitment or Term Loans, the Term Loan Commitment or Term Loans or (b) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revo l ving Loans) of, and in each case (except for the replacement of only the outstanding Term Loans) participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or of the Loans of the respective Tranche being replaced) of the Replaced Bank, (B) except for the replacement of only the outstanding Term Loans, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank (but only with respect to the relevant Tranche, in the case of all Tranches of Loans being held by the respective Replaced Bank) pursuant to Section 3.01 and (y) except in the case of the replacement of only the outstanding Term Loans of the Replaced Bank, any Issuing Bank an amount equal to such Replaced Bank's Adjusted RL Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder and, unless the respective Replaced Bank continues to have outstanding Loans or Commitments hereunder, the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01, as the same may be limited by Section 13.15 (to the extent applicable)), which shall survive as to such Replaced Bank and (y) in the case of a replacement of a Defaulting Bank with a Non-Defaulting Bank, the Adjusted RL Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks).

         SECTION 2. Letters of Credit.

         2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that any Issuing Bank issue, at any time and from time to time on and after the Second Restatement Effective Date and prior to the Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Borrower and for the benefit of sellers of goods to the Borrower or any of its Subsidiaries, an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank (each such commercial letter of credit, a "Trade Letter of Credit" and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower and its Subsidiaries.

         (b) Each Issuing Bank may agree in its sole discretion, and BTCo hereby agrees that, in the event a requested Letter of Credit is not issued by one of the other Issuing Banks, it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Second Restatement Effective Date and prior to the Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Obligations of the Borrower or any of its Subsidiaries and (y) in the case of Trade Letters of Credit, in support of sellers of goods as referenced in Section 2.01(a), provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

         (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it; or

         (ii) such Issuing Bank shall have received notice from any Bank prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b).

         (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $40,000,000 minus the aggregate amount of cash earnest money deposits outstanding at such time pursuant to Section 9.01(xix) or (y) when added to the aggregate outstanding principal amount of all Revolving Loans of Non-Defaulting Banks, the Adjusted Total Revolving Loan Commitment; (ii) each Letter of Credit shall be denominated in Dollars; and (iii) each Letter of Credit shall by its terms terminate (A) in the case of Standby Letters of Credit, on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond July 2, 2004, on terms acceptable to the Issuing Bank thereof) and (y) July 2, 2004 and
(B) in the case of Trade Letters of Credit, on or before the earlier of (x) the date which occurs 180 days after the date of issuance thereof and (y) the date which is 30 days prior to July 2, 2004.

         (d) Schedule II contains a description of all letters of credit issued by BTCo pursuant to the Existing Credit Agreement and which are to remain outstanding on the Second Restatement Effective Date. Each Existing Letter of Credit, including any extension thereof, issued by BTCo shall constitute a "Letter of Credit" for all purposes of this Agreement. Each Existing Letter of Credit shall be deemed issued for purposes of Sections 3.01(b) and 3.01(c) on the Second Restatement Effective Date.

         2.02 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Managing Agent and the respective Issuing Bank at least two Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) written notice thereof. In the case of Letters of Credit to be issued pursuant to
Section 2.01, each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

         (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Bank has received notice from any Bank before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank may issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Bank's usual and customary practices. Upon its issuance of any Standby Letter of Credit, such Issuing Bank shall promptly notify each Bank participating therein of such issuance, which notice shall be accompanied by a copy of the Letter of Credit actually issued and any amendments thereto. For Trade Letters of Credit on which the Issuing Bank is other than the Managing Agent, the Issuing Bank will send to the Managing Agent by facsimile transmission, promptly on the first Business Day of each week, the daily aggregate Stated Amounts of Trade Letters of Credit available during the preceding week. The Managing Agent will send to each Bank with a Revolving Loan Commitment, after each calendar month end and upon each Letter of Credit Fee payment, a report setting forth for the relevant period the daily aggregate Stated Amount under Trade Letters of Credit of all Issuing Banks during such period.

         2.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Loan Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted RL

Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although the Letter of Credit Fee shall be payable directly to the Managing Agent for the account of the Participants as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees). Upon any change in the respective Revolving Loan Commitments or Adjusted RL Percentages of the Banks pursuant to Section 1.13 or 13.04 or as a result of a Bank Default, it is hereby agreed that, with respect to all such outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Adjusted RL Percentages of the assignor and assignee Bank or of all Banks with respective Revolving Loan Commitments.

         (b) In determining whether to pay under any Letter of Credit, such Issuing Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower or any Bank.

         (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Managing Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's Adjusted RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Managing Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's Adjusted RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted RL Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its Adjusted RL Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Adjusted RL Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Bank such other Participant's Adjusted RL Percentage of any such payment.

         (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to each Participant which has paid its Adjusted RL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

         (e) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

         (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

         (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Managing Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

         (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

         (v) the occurrence of any Default or Event of Default.

         2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment directly to such Issuing Bank in immediately available funds, for any payment or disbursement made by it under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the fifth Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

         (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as the issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower.

         2.05 Increased Costs. If at any time after the Second Restatement Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any corporation controlling such Person, or any franchise tax based on the net income or profits of such Bank or Participant, or any corporation controlling such Person, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Managing Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Managing Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section
2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

         SECTION 3. Commitment Commission; Fees, Reductions of Commitment.

         3.01 Fees. (a) The Borrower agrees to pay the Managing Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from the Second Restatement Effective Date to and including the Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to (x) if on the relevant Quarterly Payment Date or the Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) the Leverage Ratio is equal to or greater than 4.5 to 1, 3/8 of 1% per annum or (y) if on the relevant Quarterly Payment Date or the Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) the Leverage Ratio is less than 4.5 to 1, 1/4 of 1% per annum, in each case on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

         (b) The Borrower agrees to pay to the Managing Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment, as the case may be (based on their respective Adjusted RL Percentages), a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit, to and including the termination of such Letter of Credit computed at a rate per annum equal to the Applicable Margin for Revolving Loans maintained as Eurodollar Loans as in effect from time to time on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

         (c) The Borrower agrees to pay to the respective Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided that in no event shall the annual Facing Fee be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and no Letters of Credit remain outstanding.

         (d) The Borrower shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the respective Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

         (e) The Borrower shall pay to the Managing Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Managing Agent.

         3.02 Voluntary Termination and Reduction of Commitments. (a) Upon at least two Business Days' prior written notice (or telephonic notice confirmed in writing) to the Managing Agent at its Notice Office (which notice the Managing Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment, in whole or in part, provided that (x) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank with a Revolving Loan Commitment (y) any partial reduction pursuant to this Section 3.02 shall be in integral multiples of $500,000 and (z) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any Bank to be reduced (as required by the preceding clause (x)) by an amount which exceeds the Unutilized Revolving Loan Commitment of such Bank as in effect immediately before giving effect to such reduction.

         (b) In the event of certain refusals by a Bank as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower may, upon five Business Days' written notice to the Managing Agent at its Notice Office (which notice the Managing Agent shall promptly transmit to each of the Banks) terminate the entire Revolving Loan Commitment of such Bank so long as (i) all Loans, together with accrued and unpaid interest, Fees and other amounts, owing to such Bank (other than amounts owing in respect of Term Loans maintained by such Bank, if such Term Loans are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Bank continues to have outstanding Term Loans hereunder, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01, as the same may be limited by Section 13.15 (to the extent applicable)), which shall survive as to such repaid Bank and (ii) the Managing Agent and each other Bank which will be party to this Agreement after giving effect to such change, waiver, discharge or termination with respect to this Agreement consents to such termination of Revolving Loan Commitment and repayment of Loans.

         3.03 Mandatory Reduction of Commitments. (a) Unless the Second Restatement Effective Date shall have occurred on or before July 31, 1997, the Total Commitment (and the Term Loan Commitment and the Revolving Loan Commitment of each Bank) shall terminate in its entirety.

         (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank) shall terminate in its entirety on the Second Restatement Effective Date (after giving effect to the making of Term Loans on such date)

         (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Maturity Date.

         (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Second Restatement Effective Date upon which a mandatory repayment of Term Loans pursuant to Section 4.02(e) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

         (e) Each reduction to the Total Term Loan Commitment and/or the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

         SECTION 4. Prepayments; Payments; Taxes.

         4.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Managing Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, whether Term Loans or Revolving Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Managing Agent shall promptly transmit to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least $100,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than (1) in the case of Term Loans, $2,000,000, and (2)
in the case of Revolving Loans, $250,000, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) prepayments of Eurodollar Loans made pursuant to this Section
4.01 may only be made on the last day of an Interest Period applicable thereto (except in connection with payments made pursuant to clause (v) below); (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall, except as provided in clauses (v) and (vi) below, be applied pro rata among the Banks which made such Loans; (v) in the event of certain refusals by a Bank as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower may, upon five Business Days' written notice to the Managing Agent at its Notice Office (which notice the Managing Agent shall promptly transmit to each of the Banks) repay all Loans, together with accrued and unpaid interest, Fees and other amounts, owing to such Bank (or owing to such Bank with respect to each Tranche which gave rise to the need to obtain such Bank's individual consent) in accordance with said
Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Bank pursuant to this clause (v), the Revolving Loan Commitment of such Bank, is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect such changed amounts), and (B) the Managing Agent and each other Bank which will be party to this Agreement after giving effect to such change, waiver, discharge or termination with respect to this Agreement consents to such repayment of Loans and such termination of Revolving Loan Commitment; (vi) at the Borrower's election in connection with any prepayment of Revolving Loans, such prepayment shall not be applied to the Revolving Loans of a Defaulting Bank; and (vii) each voluntary prepayment of Term Loans made pursuant to this Section 4.01 (other than prepayments made pursuant to preceding clauses (v) and (vi)) shall be applied to reduce the then remaining Scheduled Repayments pro rata based upon the then remaining number of Scheduled Repayments after giving effect to all prior reductions thereto; provided that if the amount to be applied to any Scheduled Repayment (whether pursuant to preceding clause (vii) or as a result of this proviso) would exceed the then remaining amount of such Scheduled Repayment, then an amount equal to such excess shall be applied to reduce the other then remaining Scheduled Repayments pro rata based upon the then remaining number of such Scheduled Repayments after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to preceding clause (vii) and this proviso).

         4.02 Mandatory Repayments and Commitment Reductions. (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the Revolving Loans made by the Non-Defaulting Banks and the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the

Borrower shall prepay on such date principal on Revolving Loans of the Non-Defaulting Banks in an amount equal to such excess. If, after giving effect to the prepayment of all Revolving Loans of Non-Defaulting Banks, the aggregate amount of the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Managing Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Borrower to Non-Defaulting Banks hereunder in a cash collateral account to be established by the Managing Agent.

         (ii) On any day on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Bank exceeds the Revolving Loan Commitment of such Defaulting Bank, the Borrower shall prepay principal of Revolving Loans of such Defaulting Bank in an amount equal to such excess.

         (iii) On any day on which Holdings or any of its Subsidiaries receives Net Sale Proceeds not required to be applied as a mandatory prepayment of Term Loans pursuant to the operation of clauses (i) and (ii) of the first proviso to
Section 4.02(e) or required to be applied as a mandatory repayment of the Bridge Financing, such Net Sale Proceeds shall be applied to pay outstanding principal of Revolving Loans to the extent of such outstandings in accordance with Section 4.02(i).

         (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a "Scheduled Repayment"):

       Scheduled Repayment Date                                     Amount
       ------------------------                                     ------
Quarterly Payment Date in September 1997                                $0
Quarterly Payment Date in December 1997                                 $0

Quarterly Payment Date in March 1998                                    $0
Quarterly Payment Date in June 1998                                     $0
Quarterly Payment Date in September 1998                       $10,000,000
Quarterly Payment Date in December 1998                        $10,000,000

Quarterly Payment Date in March 1999                           $10,000,000
Quarterly Payment Date in June 1999                            $10,000,000

Quarterly Payment Date in September 1999                       $15,000,000
Quarterly Payment Date in December 1999                        $15,000,000

Quarterly Payment Date in March 2000                           $15,000,000
Quarterly Payment Date in June 2000                            $15,000,000
Quarterly Payment Date in September 2000                       $15,000,000
Quarterly Payment Date in December 2000                        $15,000,000

Quarterly Payment Date in March 2001                           $15,000,000
Quarterly Payment Date in June 2001                            $15,000,000
Quarterly Payment Date in September 2001                       $15,000,000
Quarterly Payment Date in December 2001                        $15,000,000

Quarterly Payment Date in March 2002                           $15,000,000
Quarterly Payment Date in June 2002                            $15,000,000
Quarterly Payment Date in September 2002                       $20,000,000
Quarterly Payment Date in December 2002                        $20,000,000

Quarterly Payment Date in March 2003                           $20,000,000
Quarterly Payment Date in June 2003                            $20,000,000
Quarterly Payment Date in September 2003                       $25,000,000
Quarterly Payment Date in December 2003                        $25,000,000

Quarterly Payment Date in March 2004                           $25,000,000

Maturity Date                                                  $25,000,000

; provided that in the event the aggregate principal amount of Term Loans incurred at the time that the Total Term Loan Commitment is terminated in accordance with Section 3.03(b) is less than $400,000,000, an amount equal to such deficiency shall be applied to reduce the Scheduled Repayments pro rata based on the then remaining principal amount of each such Scheduled Repayment.

         (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Second Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any proceeds from any sale or issuance of its equity (other than (i) proceeds received from the issuance of shares of Holdings Common Stock as a result of the exercise of options issued (x) pursuant to the Dinetz Employment Contract or the agreements granting certain options to Ms. Matrice Ellis-Kirk, Mr. Marvin Dinetz, Mr. Eric W. Neumann, Mr. Jeffrey A. Marcus and Mr. John H. Massey as in effect on the Second Restatement Effective Date, (y) pursuant to the Employee Stock Option Plan or (z) as a result of any re-issuance of Holdings Common Stock to new employees pursuant to, and as permitted by Section 9.03(iii)(B)(z) to the extent that the aggregate proceeds (after deduction of amounts used to purchase Holdings Common Stock in the case of reissuances of the type described in Section 9.03(iii)(B)(z) excluded pursuant to this clause (i)) do not exceed $2,500,000 in any fiscal year of Holdings and (ii) proceeds received from any Permitted Issuance), an amount equal to 100% of the cash proceeds of the respective sale or issuance (net of all reasonable costs associated therewith, including, without limitation, all due diligence costs and expenses paid for, or reimbursed by, Holdings and/or any of its Subsidiaries, underwriting or similar fees, discounts and commissions, attorneys' fees and expenses paid for, or reimbursed by, Holdings and/or any of its Subsidiaries and other direct costs associated therewith) not otherwise applied to make mandatory prepayments of outstandings under the Bridge Financing permitted pursuant to Section 9.11 shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i).

         (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Second Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any proceeds from any incurrence by Holdings or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04 as such
Section is in effect on the Second Restatement Effective Date), an amount equal to 100% of the cash proceeds of the respective incurrence of Indebtedness (net of all reasonable costs associated therewith, including, without limitation, all due diligence costs and expenses paid for, or reimbursed by, Holdings and/or any of its Subsidiaries, any underwriting or similar fees, discounts and commissions, attorneys' fees and expenses paid for, or reimbursed by, Holdings and/or any of its Subsidiaries, all financing and/or commitment fees and other direct costs associated therewith) not otherwise applied to make Dividends permitted pursuant to Section 9.03(xi) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i).

         (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Second Restatement Effective Date upon which Holdings or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities held thereby, but excluding sales of assets to the extent permitted by Sections 9.02(ii), (v), (vi), (vii), (ix), (xi), (xii), (xiii), (xv), (xvi) and (xvii)); an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i), provided, that so long as no Default or Event of Default then exists, and subject to the operation of
Section 4.02(a)(iii), (i) (x) if such Net Sale Proceeds are received on or prior to March 31, 1998 and the Leverage Ratio on the date of receipt thereof is less than 7.00:1.00 or (y) if such Net Sale Proceeds are received after March 31, 1998 and the Leverage Ratio on the date of receipt thereof is less than 6.50:1.00, no such mandatory commitment reduction shall be required and (ii) the Net Sale Proceeds of the sale of any of the Stations (whether as an asset sale, stock transfer, merger or otherwise (including sales or swaps of Stations pursuant to the sales, Station Swaps or Stock Swaps, respectively effected pursuant to Section 9.02(viii) or (ix))) shall not be required to be so applied on the date of receipt thereof to the extent the Borrower has delivered a certificate to the Managing Agent on or prior to such date stating that such Net Sale Proceeds shall be reinvested or shall be committed to be reinvested in radio stations (and related assets) or 100% of the capital stock or other equity interests (whether by merger of the Borrower or any of its Subsidiaries (including Subsidiaries created pursuant to Section 9.15), or a Stock Swap or a Station Swap effected pursuant to Section 9.02(ix)) of a Person whose only business is the ownership of radio stations (and related assets) or equipment to be used at the Stations (each a "Reinvestment Asset" and together the "Reinvestment Assets") within 180 days following such date, and, if such proceeds are received after the repayment of all obligations under the Bridge Financing, the entire amount of such Net Sale Proceeds shall be deposited with the Managing Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Managing Agent whereby such proceeds shall be disbursed to the Borrower to pay actual costs incurred by it in connection with the acquisition of Reinvestment Assets or the making of any escrow deposits in connection therewith, provided further, that at any time an Event of Default has occurred and is continuing the Required Banks may direct the Managing Agent (in which case the Managing Agent shall, and is hereby authorized by the Borrower to follow said directions) to apply any and all proceeds then on deposit in such collateral account to the repayment of Obligations in the same manner as proceeds would be applied pursuant to the Amended and Restated Borrower Security Agreement and, provided farther, that if all or any portion of such Net Sale Proceeds not applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso are either (a) not so used or committed to be used within 180 days after the date of receipt of such Net Sale Proceeds or (b) if committed to be so used within 180 days after the date of receipt of such Net Sale Proceeds and not so used within 360 days after the date of receipt of such Net Sale Proceeds, then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (a) and not used in the-case of preceding clause (b) shall be applied on the date which is 180 days following the date of receipt of such Net Sale Proceeds in the case of clause
(a) above, or the date occurring 360 days after the date of receipt of such Net Sale Proceeds in the case of clause (b) above as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i). At the time of the acquisition of any Reinvestment Assets, Holdings shall comply and shall cause its Subsidiaries to comply with Section 8.12.

         (f) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each Excess Cash Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(h) and (i).

         (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Second Restatement Effective Date on which Holdings or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i), provided that (x) so long as no Default or Event of Default then exists and such proceeds do not exceed $2,500,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Managing Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) so long as no Default or Event of Default then exists and to the extent that (a) the amount of such proceeds exceeds $2,500,000, (b) the Borrower has delivered to the Managing Agent a certificate on or prior to the date the application would otherwise be required pursuant to this Section 4.02(g) in the form described in clause (x) above and also certifying the sufficiency of business interruption insurance as required by succeeding clause (c), and (c) the Borrower has delivered to the Managing Agent such evidence as the Managing Agent may reasonably request in form and substance satisfactory to the Managing Agent establishing that the Borrower has sufficient business interruption insurance and that the Borrower will be receiving regular payments thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Borrower (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of respective properties or assets, then the entire amount and not just the portion in excess of $2,500,000 shall be deposited with the Managing Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Managing Agent whereby such proceeds shall be disbursed to the Borrower from time to time as needed to pay actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Managing Agent), provided further, that at any time while an Event of Default has occurred and is continuing (other than an Event of Default existing solely as a result of the violation of any or all of Sections 9.08, 9.09 and 9.10, but in each case only if, and to the extent, that the violation of said covenant has occurred as a result of the underlying event giving rise to the Recovery Event), the Required Banks may direct the Managing Agent (in which case the Managing Agent shall, and is hereby authorized by the Borrower to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of Obligations hereunder in the same manner as proceeds would be applied pursuant to the Amended and Restated Borrower Security Agreement, and, provided further, that if all or any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the second preceding proviso (whether pursuant to clause (x) or (y) thereof) are either
(A) not so used within 180 days after the date of receipt of proceeds from the respective Recovery Event or (B) if committed to be used within 180 days after the date of receipt of proceeds from the respective Recovery Event and not so used within 360 days after the date of receipt of proceeds from the respective Recovery Event, then, in either case, such remaining portion not used or committed to be used in the case of the preceding clause (A) and not used in the case of preceding clause (B), shall be applied on the date which is 180 days following the date of receipt of proceeds from the respective Recovery Event in the case of clause (A) above, or the date which is 360 days after the date of receipt of proceeds from the respective Recovery Event in the case of clause (B) above as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(h) and (i).

         (h) Each amount required to be applied to repay Term Loans (i) pursuant to Section 4.02(f) and (g) shall be applied to reduce the then remaining Scheduled Repayments pro rata based upon the then remaining number of Scheduled Repayments after giving effect to all prior reductions thereto (ie., each then remaining Scheduled Repayment shall be reduced by an amount equal to the aggregate amount to be applied to the Term Loans divided by the then remaining Scheduled Repayments); provided that if the amount to be applied to any Scheduled Repayment would exceed the then remaining amount of such Scheduled Repayment, then an amount equal to such excess shall be applied to reduce the other then remaining Scheduled Repayments, after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence), pro rata based upon the then remaining number of Scheduled Repayments in the manner described above and (ii) pursuant to Sections 4.02(c) through (e) shall be applied to reduce the then remaining Scheduled Repayments in inverse order of maturity based upon the then remaining number of Scheduled Repayments after giving effect to all prior reductions thereto.

         (i) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that:
(i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than (x) in the case of Term Loans, $2,000,000, and (y) in the case of Revolving Loans, $1,000,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among the Banks which made such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Managing Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11. Notwithstanding the foregoing provisions of this Section 4.02, if at any time the mandatory prepayment of Term Loans pursuant to Sections 4.02(c) through (g) or Revolving Loans pursuant to Section 4.02(a)(iii) above would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under
Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Managing Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Managing Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence, provided that in the case of repayments of Revolving Loans pursuant to Section 4.02(a)(iii) the Borrower may by notice to the Managing Agent elect to temporarily reduce the availability by the amount of such required repayment (such temporary reduction not to effect any calculation of the Commitment Commission) in lieu of providing cash collateral as provided in this sentence, which reduction shall continue in effect until such time as the occurrence thereafter of the last day of an Interest Period or Interest Periods applicable to such Revolving Loans that are Eurodollar Loans and the repayment of such amounts by the Borrower. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Managing Agent or the Banks pursuant to the remedial provisions of Section 10, any amounts held as cash collateral pursuant to this Section 4.02(i) shall, subject to the requirements of applicable law, be immediately applied to the relevant Loans.

         4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Managing Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Managing Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without set-off, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the United States of America or the jurisdiction in which it is organized or in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence of this Section 4.04(a), then the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank, or any franchise tax based on the net income or net profits of such Bank, in either case pursuant to the laws of the jurisdiction in which such bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall determine in good faith are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Managing Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes described in the preceding sentences and subject to payment by Borrower which are so levied or imposed and paid by such Bank.

         (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Managing Agent on or prior to the Second Restatement Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Sections 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or Form 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Second Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Managing Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or Form 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Managing Agent of its inability to deliver any such form or certificate, in which case such Bank shall not be required to deliver any such form or certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service forms required to be provided to the Borrower pursuant to this
Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Second Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                 (c) Each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) will provide an original signed copy of Internal Revenue Service Form W-9 (or successor form) to each of the Borrower and the Managing Agent upon the reasonable written request of the Borrower.

                 (d) The provisions of this Section 4.04 are subject to the provisions of Section 13.15 (to the extent applicable).

                 SECTION 5. Conditions Precedent to Credit Events on the Second Restatement Effective Date. The occurrence of the Second Restatement Effective Date pursuant to Section,13.10 and the obligation of each Bank to make or maintain Loans and to participate in Letters of Credit under this Agreement, and the obligations of each Issuing Bank to issue Letters of Credit, in each case on the Second Restatement Effective Date, is subject, at the time of such Credit Event, to the satisfaction of the following conditions:

                 5.01 Execution of Agreement; Notes. On or prior to the Second Restatement Effective Date (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Managing

Agent for the account of each of the Banks that has requested a Note the appropriate Term Note and/or Revolving Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

         5.02 Fees, etc. On the Second Restatement Effective Date, the Borrower shall have paid to the Managing Agent and the Banks all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Managing Agent and the Banks to the extent then due.

         5.03 Opinions of Counsel. On the Second Restatement Effective Date, the Managing Agent shall have received (i) from Weil, Gotshal & Manges LLP, special counsel to Holdings and its Subsidiaries, an opinion addressed to the Managing Agent and each of the Banks and dated the Second Restatement Effective Date covering the matters set forth in Exhibit E-1 and (ii) from Liebowitz & Associates, FCC counsel to Holdings and its Subsidiaries, an opinion addressed to the Managing Agent and each of the Banks and dated the Second Restatement Effective Date covering the matters set forth in Exhibit E-2.

         5.04 Corporate Documents; Proceedings; etc. (a) On the Second Restatement Effective Date, the Managing Agent shall have received a certificate, dated the Second Restatement Effective Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, each in the form of Exhibit F with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws and resolutions (or such other administrative approval) of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Managing Agent.

         (b) On the Second Restatement Effective Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Managing Agent and the Required Banks, and the Managing Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Managing Agent may have reasonably requested in connection therewith, such documents and papers to be certified where appropriate by proper corporate or governmental authorities.

         5.05 Shareholders' Agreements; Management Agreements; Employment Agreements; Tax Sharing Agreements. On the Second Restatement Effective Date, there shall have been delivered to the Managing Agent true and correct copies, certified as true and complete by an Authorized Officer of Holdings or its respective Subsidiaries of (i) the Stockholders' Agreement and all other agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders, relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements"), (ii) all agreements with senior members of, or with respect to, the management of Holdings or any of its Subsidiaries (collectively, the "Management Agreements"), (iii) the Dinetz Employment Contract, (iv) all agreements relating to the sharing of tax liabilities and benefits among Holdings and/or its Subsidiaries (each a "Tax Sharing Agreement" and collectively, the "Tax Sharing Agreements") and (v) all Existing Debt Agreements; all of which Shareholders' Agreements, Management Agreements, Dinetz Employment Contract, Tax Sharing Agreements and Existing Debt Agreements shall be in form and substance reasonably satisfactory to the Managing Agent and the Required Banks and shall be in full force and effect on the Second Restatement Effective Date.

                 5.06 Absence of Certain Conditions. (a) The Managing Agent shall be satisfied that Holdings and each of its Subsidiaries (x) has complied in all material respects with each of the Shareholders' Agreements and all agreements (the "Existing Debt Agreements") governing Indebtedness permitted to remain outstanding on and after the Second Restatement Effective Date pursuant to Section 9.04 (the "Existing Debt") and (y) shall be able to perform all of their respective obligations under this Agreement and the Bridge Financing Documents.

                 (b) Neither any Existing Debt nor, except as specifically permitted herein, the Bridge Financing, shall be subject to, or as a result of the consummation of the Transaction become subject to, any mandatory repayment obligation of Holdings or any of its Subsidiaries prior to the stated maturity thereof.

                 5.07     Consummation of the Bridge Financing; Transaction.
(a) On or prior to the Second Restatement Effective Date:

                 (i)(x) Holdings shall have consummated the Bridge Financing pursuant to the terms and conditions of the Bridge Financing Documents, (y) Holdings shall have contributed the entire net proceeds thereof as a capital contribution to the Borrower and (z) the Borrower shall have applied all remaining proceeds of the Bridge Financing to make payments owing in connection with the Transaction before using the proceeds of any Loans for such purpose;

                 (ii) the Borrower shall successfully have consummated the Tender Offer pursuant to the terms and conditions of the Tender Offer Documents;

                 (iii) the Supplemental Indenture shall be in full force and effect;

                 (iv) the Borrower shall have acquired (the "Viacom Acquisition") all of the stock of the Acquired Viacom Subsidiaries pursuant to the terms and conditions set forth in the Viacom Joint Purchase Agreement and the other Viacom Acquisition Documents and in accordance with all applicable laws relating thereto; and

                 (v) immediately prior to or after giving effect to the Viacom Acquisition, the License Subsidiary shall hold all the FCC Licenses in accordance with any rules of, or consents required by the FCC and on terms and conditions reasonably satisfactory to the Managing Agent and the Required Banks.

                 (b) On or prior to the Second Restatement Effective Date, there shall have been delivered to the Agents copies of all the Transaction Documents and Bridge Financing Documents, all of which shall be certified by an Authorized Officer of Holdings and/or its Subsidiaries as true and correct and be in full force and effect. On the Second Restatement Effective Date, the Transaction and the Bridge Financing shall have been consummated in accordance with the Transaction Documents and the Bridge Financing Documents, respectively, which Transaction Documents and Bridge Financing Documents shall be reasonably satisfactory to the Agents and the Required Banks, and all applicable laws relating thereto. All conditions in the Transaction Documents and Bridge Financing Documents shall have been satisfied, without amendment, waiver or modification (except with the consent of the Agents and the Required Banks, which consent shall not be unreasonably withheld), and all covenants in the Viacom Acquisition Documents shall have been performed in all material respects, without amendment, waiver or modification (except with the consent of the Agents and the Required Banks, which consent shall not be unreasonably withheld), and all representations and warranties contained therein shall be true and correct in all material respects, without amendment, waiver or modification (except with the consent of the Agents and the Required Banks, which consent shall not be unreasonably withheld), and all terms and conditions of, and documentation for, the Viacom Acquisition, the Tender Offer (including, without limitation, the Supplemental Indenture) and the Bridge Financing, including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, subordination provisions and all other terms, shall be reasonably acceptable to the Agents and the Required Banks.

                 (c) On or prior to the Second Restatement Effective Date, all necessary and material governmental (domestic and foreign) and third party approvals in connection with the Transaction (including, without limitation, preliminary approval from the FCC (the "FCC Consents") of the transfer of control of the Viacom FCC Licenses contemplated by the Transaction) and the transactions contemplated by the Credit Documents and otherwise referred to herein or therein, shall have been obtained and remain in effect, and all applicable waiting periods (excluding appeal periods with respect to the FCC Consents) shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Managing Agent, materially adverse conditions upon the consummation of the Transaction and the transactions contemplated by this Agreement, provided that, without limiting the foregoing,

                 (i) no petition for reconsideration or request for review, rescission or stay or other objection to the grant of the FCC Consents shall be pending and unresolved before the FCC or any court;

                 (ii) the FCC Consents shall not be subject to, or impose upon Holdings, the Borrower or any of their respective Subsidiaries or any of the Stations (including, but not limited to, Stations to be acquired in the Viacom Acquisition), any conditions or require the performance of any obligations that, in the judgment of the Managing Agent, could have a material and adverse effect upon the value of the Stations or the ability of the Borrower to perform its obligations under the Transaction, any of the Credit Documents or the transactions contemplated by the Credit Agreement;

                 (iii) to the extent that (A) a basis for the grant by the FCC of the FCC Consents is a settlement agreement or similar agreement or (B) Holdings, the Borrower or any of their respective Subsidiaries is a party to a settlement agreement entered into in connection with the grant of the FCC Consents or (C) the grant of the FCC Consents is by written order of the FCC, then the Managing Agent shall have been furnished a complete copy of such settlement agreement or written order, together with a copy of any related filings with the FCC, and neither the terms of such settlement agreement nor the terms of such written order, in the judgment of the Managing Agent, could have a material and adverse effect upon the value of the Stations or the ability of the Borrower to perform its obligations under the Transaction, any of the Credit Documents or the transactions contemplated by the Credit Agreement, and Holdings, the Borrower and their respective Subsidiaries shall be in compliance with such written order or settlement agreement.

Additionally, except as fully disclosed on Annex 5.07, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the transactions contemplated by this Agreement.

                 5.08 Subsidiary Guaranty. On the Second Restatement Effective Date, each of the Acquired Viacom Subsidiaries shall have duly authorized, executed and delivered a Subsidiary Guaranty in the form of Exhibit G hereto (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Subsidiary Guaranty").

                 5.09 Pledge Agreement. (a) On the Second Restatement Effective Date, each of the Acquired Viacom Subsidiaries shall have duly authorized, executed and delivered a Subsidiary Pledge Agreement in the form of Exhibit H (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Subsidiary Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all the Pledged Securities referred to therein then owned by such Subsidiary, together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities.

                 5.10     Subsidiary Security Agreement.    On the Second
Restatement Effective Date, (i) each of the Acquired Viacom Subsidiaries shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit I (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Subsidiary Security Agreement") covering all of such Subsidiaries' present and future Security Agreement Collateral,
(ii) no filings, recordings, registrations or other actions shall be necessary or desirable to maintain the perfection and priority of the security interests granted by the original parties to the Amended and Restated Security Agreements in the Security Agreement Collateral covered thereby (except to the extent made pursuant to clauses (c) or (d) below), and (iii) in the case of the Subsidiary Security Agreement, the Managing Agent shall have received:

                 (a) executed copies of Financing Statements (Form UCC-1) in appropriate form for filing under the UCC of each jurisdiction as may be necessary in the reasonable discretion of the Collateral Agent to perfect the security interests purported to be created by the Subsidiary Security Agreement;

                 (b) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name Viacom or any Subsidiary of Viacom as debtor and that are filed in any jurisdiction where a filing may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interest purported to be created by such Subsidiary Security Agreement, together with copies of such financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law);

                 (c) evidence of the completion of all other recordings and filings of, or with respect to, the Subsidiary Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such Subsidiary Security Agreement; and

                 (d) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Subsidiary Security Agreement have been taken.

                 5.11 Existing Mortgages, Title Insurance, etc. On the Second Restatement Effective Date, the Collateral Agent shall have received:

                 (a) duly authorized, fully executed, acknowledged, and delivered deeds of trust, mortgages, leasehold deeds of trust or leasehold mortgages substantially in the form of Exhibit J (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, each a "Mortgage" and, collectively, the "Mortgages"), which Mortgages shall cover such of the Real Property owned or leased by Holdings and/or its Subsidiaries and listed on Part A of Schedule III as a Mortgaged Property (each, a "Mortgaged Property" and, collectively, the "Mortgaged Properties"); provided that with respect to those Mortgaged Properties covered by an Existing Mortgage and designated as Existing Mortgaged Properties on Part A of Schedule III, the Collateral Agent shall have received, in lieu of a Mortgage, a fully executed counterpart of an amendment (the "Mortgage Amendment"), in form and substance satisfactory to the Managing Agent, to such Existing Mortgage, together with evidence that counterparts of such Mortgages and Mortgage Amendments have been delivered to the title insurance company insuring the Lien on the Mortgages and Existing Mortgages for recording in all places to the extent necessary, or, in the reasonable opinion of the Collateral Agent, desirable to effectively create or maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                 (b) duly authorized, fully executed, acknowledged, and delivered subordination, nondisturbance and attornment agreements, assignments of leases, landlord consents, tenant estoppel certificates, and such other documents relating to the Mortgages that the Collateral Agent may reasonably request;

                 (c) ALTA Lender's extended coverage policies of mortgage title insurance (or the equivalent in the state where the respective Mortgaged Property is located) covering each Mortgaged Property, together with all endorsements reasonably requested by the Collateral Agent relating thereto issued by Commonwealth Land Title Company or such other title insurers reasonably satisfactory to the Collateral Agent (the "Mortgage Policies") in amounts reasonably satisfactory to the Managing Agent (but not in excess of the value of the respective Mortgaged Property) assuring the Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Managing Agent and the Required Banks and shall include, as appropriate, an endorsement for future advances under this Agreement, the Notes and for any other matter that the Collateral Agent in its reasonable discretion may reasonably request, and such Mortgage Policies shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request; and

                 (d) endorsements of the authorized issuing agent for the title insurer, which agent shall be reasonably satisfactory to the Collateral Agent, to each Existing Mortgage Policy assuring the Collateral Agent that the Existing Mortgages are valid and enforceable first priority mortgage liens on the respective Existing Mortgaged Properties, free and clear of all defects and encumbrances other than Permitted Encumbrances.

                 5.12 Environmental Indemnity Agreement. On the Second Restatement Effective Date, the Collateral Agent shall have received a duly authorized and fully executed Environmental Indemnity Agreement substantially in the form of Exhibit K (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Environmental Indemnity Agreement") from the Acquired Viacom Subsidiaries.

                 5.13     Existing Credit Agreement; etc.   On the Second
Restatement Effective Date, (i) each Existing Bank shall have surrendered to the Managing Agent for cancellation the promissory notes issued to it pursuant to the Existing Credit Agreement in respect of its Existing Loans, (ii) each Continuing Bank shall have converted its Existing Term Loan and Existing Revolving Loan as contemplated by Sections 1.01(a) and (b), respectively, (iii) each Existing Bank which is not a Continuing Bank shall have received payment in full of all amounts then due and owing to it under the Existing Credit Agreement, (iv) each Continuing Bank whose Existing Loans outstanding on the Second Restatement Effective Date exceed the aggregate principal amount of Loans to be made available by such Continuing Bank on such date shall have received payment in full of all amounts then due and owing to it as provided in Section 13.18(c), (v) the Borrower shall have paid all interest and fees (including commitment fees) owing under the Existing Credit Agreement through the Second Restatement Effective Date, and (vi) the Managing Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this Section 5.13 have been satisfied on such date.

         5.14 Adverse Change, etc. On the Second Restatement Effective Date, after giving effect to the Transaction, nothing shall have occurred since December 31, 1996 which could reasonably be likely to have a material adverse effect on the rights or remedies of the Banks, or on the ability of the Credit Parties to perform their respective obligations to the Managing Agent and the Banks or which could reasonably be likely to have a material adverse effect on the operations, property, assets, liabilities or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

         5.15 Solvency Certificate; Environmental Analyses; Insurance. On or before the Second Restatement Effective Date, the Borrower shall have delivered or shall cause to be delivered to the Banks (i) a solvency certificate in form and substance satisfactory to the Agents from the Chief Financial Officer of Holdings and the Borrower, setting forth the conclusion that, after giving effect to the Transaction, each of Holdings and its Subsidiaries taken as a whole, and the Borrower and its Subsidiaries, taken as a whole, is not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay debts as they mature, (ii) the Phase I environmental assessments from Dames & Moore, with respect to certain of the Real Property acquired pursuant to the Transaction and (iii) evidence of insurance complying with the requirements of Section 8.03 for the business and properties of Holdings and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Managing Agent and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

         5.16 Pro Forma Balance Sheet, Projections. (a) On the Second Restatement Effective Date, the Banks shall have received the unaudited projected pro forma consolidated balance sheets of Holdings and the Borrower prepared on a consolidated basis based upon the projected balance sheet at the Second Restatement Effective Date prepared on a basis consistent with the Projections and in accordance with the financial statements delivered pursuant to Section 7.05(a), both immediately before and immediately after giving effect to the Transaction, the related financing thereof (including, without limitation, the Bridge Financing) and the other transactions contemplated hereby and thereby, which projected pro forma consolidated balance sheets shall be in form and substance reasonably satisfactory to the Managing Agent and the Required Banks.

         (b) On the Second Restatement Effective Date, the Banks shall have received the Projections described in Section 7.05(d), which Projections shall be in form and substance reasonably satisfactory to the Managing Agent and the Required Banks.

         5.17 Acknowledgment, Consent and Amendment. (a) On the Second Restatement Effective Date, each of the Existing Chancellor Entities shall have duly authorized, executed and delivered an Acknowledgment, Consent and Amendment in the form of Exhibit M hereto (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Acknowledgment, Consent and Amendment").

         (b) On the Second Restatement Effective Date, the Collateral Agent, as Pledgee, shall have in its possession all the Pledged Securities referred to in the Amended and Restated Holdings Pledge Agreement, the Amended and Restated Borrower Pledge Agreement and the Amended and Restated Subsidiary Pledge Agreement then owned by the Existing Chancellor Entities, including, without limitation, the capital stock of the Acquired Viacom Subsidiaries, together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities.

         (c) On the Second Restatement Effective Date, (i) the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement and the Amended and Restated Subsidiary Security Agreement shall remain in full force and effect with respect to the Existing Chancellor Entities, (ii) no filings, recordings, registrations or other actions shall be necessary or desirable to maintain the perfection and priority of the security interests granted pursuant to the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement and the Amended and Restated Subsidiary Security Agreement in the Security Agreement Collateral covered thereby, and (iii) the Banks shall have received:

         (x) evidence of the completion of all recordings and filings of, or with respect to, the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement and the Amended and Restated Subsidiary Security Agreements as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created thereby; and

         (y) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement and the Amended and Restated Subsidiary Security Agreement have been taken.

         SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Bank to make Loans and participate in Letters of Credit (including Loans made and Letters of Credit issued on the Second Restatement Effective
Date), and the obligation of any Issuing Bank to issue any Letter of Credit (including any Letter of Credit issued on the Second Restatement Effective
Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

         6.01 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         6.02 Notice of Borrowing: Letter of Credit Request. (a) Prior to the making of each Loan, the Managing Agent shall have received the notice required by Section 1.03.

         (b) Prior to the issuance of each Letter of Credit, the Managing Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

         The acceptance of the benefit of each Credit Event shall constitute a representation and warranty by Holdings and the Borrower to the Managing Agent and each of the Banks that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event exist as of that time (except to the extent that any of the conditions specified in Section 5 are required to be satisfactory to or determined by any Bank, the Required Banks and/or the Managing Agent). All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Managing Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in suffici-ent counterparts or copies for each of the Banks and shall be in form and substance reasonably satisfactory to the Banks.

         Notwithstanding anything to the contrary contained above or in Section
13. 10, if the Second Restatement Effective Date does not occur on or prior to June 30, 1997, then it shall not thereafter occur (unless the Required Banks agree in writing to an extension of such date), and this Agreement shall cease to be of any force or effect and the Existing Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.

         SECTION 7. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of Holdings and the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Second Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct on and as of the Second Restatement Effective Date and in all material respects on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         7.01 Corporate Status. Holdings, the Borrower and each of their respective Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         7.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes such Credit Party's legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of Holdings, the Borrower or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Holdings, the Borrower or any of their respective Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Holdings, or any of its Subsidiaries.

         7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Second Restatement Effective
Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document, except, in the case of any failure to obtain where such failure to so obtain would not have a material adverse effect on (x) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or Holdings and its Subsidiaries taken as a whole or (y) the ability of the Credit Parties to perform their obligations under the Credit Documents or the rights and remedies of the Managing Agent and the Banks thereunder; provided, however, that: (a) subsequent to the date of execution of the Credit Documents, copies of certain of the Credit Documents are required to be filed with the FCC; (b) the License Subsidiary will be required from time to time to obtain certain authorizations of, or to make certain filings with, the FCC that are required in connection with the ordinary course of business of the License Subsidiary and the Borrower; (c) subsequent to the Second Restatement Effective Date, under the Communications Act and the FCC rules, further FCC approval will be required prior to (A) the transfer of control of the License Subsidiary, the Borrower or Holdings or (B) the assignment of any of the FCC Licenses or prior to the exercise of any voting rights or management authority over the License

Subsidiary, the Borrower or Holdings; and (d) prior to the exercise of certain rights or remedies under the Security Documents by the Managing Agent or the Banks, or their respective successors and assigns, FCC consents and notifications with respect to such exercise may be required to be timely obtained or made.

         7.05 Financial Statements; Financial Condition; Undisclosed Liabilities, Projections; etc. (a) The balance sheets, statements of operations, statements of stockholders' equity, statements of changes in stockholders' equity, statements of changes in group deficiency, statements of operations and division equity, statements of assets and liabilities, statements of operating revenues and expenses, statements of changes in net assets, statements of changes in group investment (deficiency) and statements of cash flows of Holdings and its Subsidiaries previously delivered to the Managing Agent and the Banks fairly present the financial condition and operations of the Stations at and for the periods indicated. All such financial statements are true and correct in all material respects and have been prepared in accordance with GAAP, consistently applied. After giving effect to the Transaction, since December 31, 1996, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         (b) On and as of the Second Restatement Effective Date, after giving effect to the Transaction and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by Holdings and its Subsidiaries in connection therewith, (a) the sum of the assets, at a fair valuation, of each of Holdings and its Subsidiaries, and the Borrower and its Subsidiaries, will exceed their debts; (b) each of Holdings and its Subsidiaries, and the Borrower and its Subsidiaries, has not incurred and does not intend to incur, and does not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) each of Holdings and its Subsidiaries, and the Borrower and its Subsidiaries, will have sufficient capital with which to conduct their businesses. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Second Restatement Effective Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or to

Holdings and its Subsidiaries taken as a whole. As of the Second Restatement Effective Date, neither Holdings nor the Borrower knows of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to
Section 7.05(a) which, either individually or in the aggregate, could be material to Holdings and its Subsidiaries or the Borrower.

         (d) On and as of the Second Restatement Effective Date, the financial projections contained in the Confidential Memorandum dated as of May, 1997 (the "Projections") previously delivered to the Managing Agent and the Banks have been prepared on a basis consistent with the financial statements dated December 31, 1996 delivered pursuant to Section 7.05(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein. On the Second Restatement Effective Date, the Borrower believed that the Projections were reasonable and attainable, but the Banks acknowledge that actual results may vary from the Projections and such variations may be significant.

         7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings and the Borrower, threatened (i) with respect to any Document or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Holdings or the Borrower in writing to the Managing Agent or any Bank (including, without limitation, all information contained in the Documents, but excluding the Projections) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Managing Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         7.08 Use of Proceeds, Margin Regulations. (a) The proceeds of the Loans made on the Second Restatement Effective Date shall be used by the Borrower (i) to repay all Existing Loans and terminate all Commitments under the Existing Credit Agreement, (ii) to finance the Tender Offer, (iii) to finance the Viacom Acquisition and (iv) to pay fees and expenses related to the Transaction.

         (b) The proceeds of Revolving Loans made after the Second Restatement Effective Date shall be used by the Borrower (i) to finance, in part, the Transaction, (ii) to pay fees and expenses related to the Transaction, (iii) to make acquisitions permitted under Section 9.02(xiii) and (iv) to finance the working capital and general corporate needs of the Borrower and its Subsidiaries.

         (c) Notwithstanding anything to the contrary contained in clauses (a) or (b) above, the aggregate amount of proceeds of Revolving Loans which are used by the Borrower to finance the Transaction and pay fees and expenses relating thereto shall not exceed $250,000,000.

         (d) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         7.09 Tax Returns and Payments. Each of Holdings, the Borrower and each of their Subsidiaries have timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing -authority, all Federal and all material state returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings, the Borrower and their respective Subsidiaries, as the case may be, for the periods covered thereby. Each of Holdings, the Borrower and their respective Subsidiaries have paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 7.05(a), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Holdings or the Borrower, threatened by any authority regarding any taxes relating to Holdings, the Borrower or any of their respective Subsidiaries. As of the Second Restatement Effective Date, none of Holdings, the Borrower nor any of their respective Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings, the Borrower or any of their respective Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings, the Borrower or any of their respective Subsidiaries not to be subject to the normally applicable statute of limitations. None of Holdings, the Borrower nor any of their respective Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

         7.10 Compliance with ERISA. Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made; none of Holdings, the Borrower nor any of their respective Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or
4980 of the Code or reasonably expects to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with Part I of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings, the Borrower, their respective Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $50,000; no lien imposed under the Code or ERISA on the assets of Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate exists or is reasonably likely to arise on account of any Plan; and Holdings, the Borrower and their respective Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of Holdings, the Borrower or any of its Subsidiaries to perform their respective obligations under the Credit Documents to which they are a party.

         7.11 The Security Documents. (a) The provisions of the Security Agreements are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Security Agreements, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filing, if this representation is being made more than 10 days after the Second Restatement Effective Date, has been made), create a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than

Permitted Liens. Each of the Credit Parties party to an Security Agreement has good and indefeasible title to all Security Agreement Collateral described therein, free and clear of all Liens except those described above in this clause (a).

         (b) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the Pledge Agreements constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreements, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreements.

         (c) The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to Permitted Encumbrances) and subject to no other Liens (other than Liens permitted under Section 9.01). Parts A and B of Schedule III contain a true and complete list of each parcel of Real Property owned or leased by Holdings, the Borrower and their respective Subsidiaries on the Second Restatement Effective Date, and the type of interest therein held by Holdings, the Borrower or such Subsidiary. Holdings, the Borrower and each of their respective Subsidiaries have good and indefeasible title to all Mortgaged Properties free and clear of all Liens except those described in the first sentence of this subsection (c).

         7.12 Representations and Warranties in Documents. All representations and warranties set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made). Notwithstanding anything to the contrary contained in the immediately preceding sentence, it shall not be a misrepresentation pursuant to this Section 7.12 if a representation or warranty made by a Person other than a Credit Party pursuant to a Document (other than a Credit Document) is not true and correct in all material respects, but only if (A)(i) the damages to Holdings and its Subsidiaries as a result of the incorrectness of such representation or warranty are fully covered to the extent in excess of $2,500,000 by (x) the escrow of cash or Cash Equivalents pursuant to an escrow arrangement established for the benefit of Holdings and its Subsidiaries or (y) a guaranty or indemnity issued by a solvent guarantor or indemnitor (with such solvency to be determined after giving effect to the required guaranty or indemnity in respect of the incorrectness of such representations and warranties) and (ii) Holdings or the Borrower, as the case may be, is proceeding in good faith to collect the amounts owing pursuant to the respective escrow arrangement, guaranty or indemnity as a result of the incorrectness of the respective representation or warranty (which action shall be required to include, at such time, if any, as the respective escrow monies are not made available in accordance with the terms of the respective escrow arrangement or the respective guarantor or indemnitor has resisted requests for payment, contesting in good faith and by appropriate proceedings the amounts owing to Holdings and its Subsidiaries) or (B)(i) the period of time expressly provided in such Document for the survival of such representation or warranty has expired, (ii) such representation or warranty is made by a Person other than a Credit Party and (iii) the damages resulting from the incorrectness of such representation or warranty could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financed or otherwise) or prospects of the Borrower or Holdings and its Subsidiaries taken as a whole.

         7.13 Properties. Holdings, the Borrower and each of their respective Subsidiaries have good and indefeasible title to all properties (or a valid leasehold estate with respect to leased properties) owned by them after giving effect to the Transaction in accordance with the Documents, including all property reflected in the balance sheet of the Borrower referred to in Section 7.05(a) and in the pro forma balance sheet referred to in Section 5.16, free and clear of all Liens, other than (i) as referred to in the balance sheet or in the notes thereto or in the pro forma balance sheet or (ii) Permitted Liens.

         7.14 Capitalization. (a) On or about the Second Restatement Effective Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Holdings shall consist of approximately (i) 40,000,000 shares of Class A Common Stock, $.01 par value per share ("Holdings Class A Common Stock"), of which 9,937,320 shares shall be issued and outstanding, (ii) 10,000,000 shares of Class B Common Stock ("Holdings Class B Common Stock"), $.01 par value per share, 8,547,910 shares of which shall be issued and outstanding, (iii) 10,000,000 shares of Class C Common Stock, $.01 par value per share ("Holdings Class C Common Stock"), none of which are outstanding and (iv) 10,000,000 shares of preferred stock, $.01 par value per share, 2,300,000 shares of which shall be designated 7% Convertible Preferred Stock, of which 2,000,000 shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. As of the Second Restatement Effective Date, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, in each case other than (x) the options outstanding or to be issued pursuant to the Dinetz Employment Contract, the

Employee Stock Option Plan or the agreements granting certain options to purchase Holdings Class A Common Stock to Ms. Matrice Ellis-Kirk, Mr. Marvin Dinetz, Mr. Eric W. Neumann, Mr. Jeffrey A. Marcus and Mr. John H. Massey and
(y) the Convertible Preferred Stock.

         (b) On the Second Restatement Effective Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower shall consist of (x) 1,000 shares of common stock, $.01 par value per share, all of which shall be issued and outstanding, and (y) 10,000,000 shares of preferred stock, $.01 par value per share, (i) 1,000,000 shares of which are designated Series A Exchangeable Preferred Stock, all of which shall be issued and outstanding and (ii) 3,600,000 shares of which are designated 12% Exchangeable Preferred Stock, of which 2,000,000 shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable, are free of preemptive rights and, in the case of all such outstanding shares of common stock, have been pledged pursuant to the Holdings Pledge Agreement. As of the Second Restatement Effective Date, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, other than the Series A Exchangeable Preferred Stock and the Exchangeable Preferred Stock.

         7.15 Subsidiaries. As of the Second Restatement Effective Date and after giving effect to the Transaction, Holdings will have no direct or indirect Subsidiaries other than the Borrower, Chancellor Broadcasting Licensee, Trefoil, Shamrock, Shamrock Radio, Shamrock Broadcasting Licenses, Shamrock Broadcasting of Texas, Inc., a Texas corporation, Radio 100 L.L.C., a Delaware limited liability company, KIBB, KYSR, WLIT and WDRQ.

         7.16 Compliance with Statutes, etc. Except for matters relating to the compliance by Holdings and its Subsidiaries with Environmental Laws, which matters are governed by the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement, each of Holdings and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         7.17 Investment Company Act. None of Holdings, the Borrower nor any of their respective Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         7.18 Public Utility Holding Company Act. None of Holdings, the Borrower nor any of their respective Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7.19 Labor Relations. None of Holdings, the Borrower nor any of their respective Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower or on Holdings and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings or the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings or the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against Holdings or any of its Subsidiaries and (iii) to the best knowledge of Holdings and the Borrower, no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Borrower or of Holdings and its Subsidiaries taken as a whole.

         7.20 Patents, Licenses, Franchises and Formulas. Each of Holdings and its Subsidiaries owns all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others, except such failures to own or obtain and/or conflicts as could not reasonably be likely to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         7.21 Transaction; Bridge Financing. The Transaction and the Bridge Financing have been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. All consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities (including the consent from the FCC approving the transfer of the FCC Licenses contemplated by the Documents which consent shall have become final) required in order to make or consummate the Transaction or the Bridge Financing will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained), except where the failure to so obtain, give, file or take would not have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as whole. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction or the Bridge Financing. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, the Bridge Financing, or any Credit Event or the performance by any Credit Party of its obligations under the respective Documents. All actions taken by each Credit Party pursuant to or in furtherance of the Transaction or the Bridge Financing have been taken in compliance with the respective Documents and all applicable laws.

         7.22 Special Purpose Corporations. Holdings was formed for the purpose of holding all of the capital stock of the Borrower and is authorized to effect the Transaction and the Bridge Financing and, except in connection with the foregoing (or as may be permitted by this Agreement), Holdings engages in no business activities and has no significant assets (other than the stock of the Borrower) or liabilities (other than liabilities which are expressly permitted under this Agreement). Chancellor Broadcasting Licensee was formed for the purpose of holding all rights, title and interests in certain of the FCC Licenses to be used by the Borrower and its Subsidiaries in connection with their respective businesses and otherwise engages in no business activities and has no significant assets or liabilities.

         7.23 FCC Licenses. After giving effect to the Transaction, the License Subsidiary holds such validly issued FCC licenses and authorizations as are necessary to operate the Stations as they are currently operated (collectively, the "FCC Licenses"), each of which is in full force and effect. The FCC Licenses as of the Second Restatement Effective Date are listed on Schedule IV (with the Viacom FCC Licenses being designated as such on Schedule IV), each of which FCC Licenses has the expiration date indicated on Schedule IV. Neither Holdings nor the Borrower has knowledge of any material adverse condition imposed by the FCC as part of any FCC

License which is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of each Station. Except as set forth on Annex 5.07, each Station is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and in accordance with the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act"). Except as set forth on Annex 5.07, no proceedings are pending or, to the knowledge of Holdings or the Borrower, are threatened which may reasonably be expected to result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any material fines, forfeitures or other administrative actions by the FCC with respect to the Stations or their operation, other than proceedings affecting the radio broadcasting industry in general. Except as set forth on Annex 5.07, reports, applications and other documents required to be filed by any Credit Party with the FCC with respect to the Stations have in all material respects been timely filed and all such reports, applications and documents are true, correct and complete in all material respects, and neither Holdings nor the Borrower has knowledge of any matters (i) which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition of any material fines or forfeitures by the FCC upon any Credit Party or (ii) which could reasonably be expected to result in the modification or revocation of any FM Station's authorization to operate as currently authorized, or any AM Station's authorization to operate as currently authorized, as applicable, under the rules and regulations of the FCC. There are no unsatisfied or otherwise outstanding notices of apparent liability or violations issued by the FCC with respect to any Station or its operations. The Borrower has delivered to the Banks true and complete copies of the FCC Licenses (including any and all amendments and other modifications thereto).

         7.24 Subordinated Notes. As of the Second Restatement Effective Date, the subordination provisions contained in the Existing Senior Subordinated Notes (if any), the 12-1/4% Junior Exchange Debentures and the 12% Junior Exchange Debentures are enforceable by the Banks against the Borrower and any holders thereof, and all Obligations of the Borrower hereunder or under the other Credit Documents are or will be within the definition of "Senior Debt" included in such provisions of the Existing Senior Subordinated Note Documents or the documents relating to the 12-1/4% Junior Exchange Debentures or 12% Junior Exchange Debentures.

         SECTION 8. Affirmative Covenants. Holdings and the Borrower hereby covenant and agree that on and after the Second Restatement Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans,

Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

         8.01 Information Covenants. Holdings and/or the Borrower will furnish to each Bank:

         (a) Monthly Reports. Within 30 days after the end of each fiscal month (other than the fiscal months ending March, June, September and December) of Holdings, (i) the combined and combining balance sheets of Holdings and its Consolidated Subsidiaries for each fiscal month, each as of the end of such month and the related combined and combining statements of income and statements of cash flows for such month and for the last elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth in the statements of income only, the comparative figures for the corresponding month in the prior fiscal year and the budgeted figures for such month as set forth in the respective budgets delivered pursuant to Section 8.01(e) and (ii) the balance sheets of each of the Stations on an individual basis as of the end of such month and the related statements of income and statements of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth in the statements of income only, the comparative figures for the corresponding month in the prior fiscal year and the budgeted figures for such month as set forth in the respective budgets delivered pursuant to Section 8.01(e).

         (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, (i) the combined and combining balance sheets of Holdings and its Consolidated Subsidiaries for each fiscal quarter, each as of the end of such quarter and the related combined and combining statements of income and statements of cash flows for such quarter and for the last elapsed portion of the fiscal year ended with the last day of such quarter and setting forth in the statements of income only, the comparative figures for the corresponding quarter in the prior fiscal year and the budgeted figures for such quarter as set forth in the respective budgets delivered pursuant to Section 8.01(e), and (ii) the balance sheets of each of the Stations as of the end of such quarter and the related statements of income and statements of cash flows for such quarter and for the elapsed portion of the fiscal year ended with the last day of such quarter, in each case setting forth in the statements of income only, the comparative figures for the corresponding quarter in the prior fiscal year and the budgeted figures for such quarter as set forth in the respective budgets delivered pursuant to Section 8.01(e).

         (c) Annual Financial Statements. Within 95 days after the close of each fiscal year of Holdings, (i) the consolidated and consolidating balance sheets of Holdings and its Consolidated Subsidiaries for each fiscal year, each as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows for such fiscal year and, setting forth comparative figures for the preceding fiscal year and certified, in the case of such consolidated statements, by Coopers & Lybrand L.L.P. or such other independent certified public accountants of recognized national standing reasonably acceptable to the Managing Agent, together with a report of such accounting firm (which report shall be unqualified as to scope) stating that in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default under Sections 9.03, 9.04, 9.05 and 9.07 through 9.10, inclusive, which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, (ii) the balance sheets of each of the Stations at the end of such fiscal year and the related statement of income and retained earnings and statement of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year for income statements only, and
     (iii) management's discussions and analysis of the important operational and financial developments during such fiscal year in respect of Holdings and its Subsidiaries.

         (d) Management Letters. Promptly after the receipt thereof by Holdings or any of its Subsidiaries, a copy of any final "management letter" received by Holdings or such Subsidiary from its certified public accountants and a copy of management's responses thereto.

         (e) Budgets. No later than 30 days following the commencement of the first day of each fiscal year of Holdings, a budget in form satisfactory to the Managing Agent prepared by Holdings for (x) in the case of budgeted statements of income, each of the twelve months of such fiscal year prepared in detail, and (y) in the case of budgeted statements of sources and uses of cash and balance sheets, for such fiscal year on an annual basis and prepared in detail and for each of the four years immediately following such fiscal year prepared in summary form, in each case, of each of Holdings and its Subsidiaries and each of the Stations on an individual basis accompanied by the statement of the President, Chief Financial Officer or Senior Vice President of Finance of the Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

         (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a certificate of an Authorized Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, in the case of any such financial statements delivered in respect of a period ending on the last day of a fiscal quarter or year of Holdings, (x) set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 9.03, 9.04, 9.05, and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be and (y) if delivered with the financial statements required by Section 8.01(c), set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Section 4.02(f) and set forth the amount of Excess Cash Flow (if any) for the respective Excess Cash Payment Period.

         (g) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of Holdings or the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against Holdings or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or Holdings and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the Borrower and its Subsidiaries taken as a whole or (z) with respect to any other Document which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         (h) Other Reports and Filings. Promptly, copies of all (x) financial information, proxy materials and other information and reports, if any, which Holdings or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") including, without limitation, in connection with the issuance of the Existing Senior Subordinated Notes or, if issued, the 12-1/4% Junior Exchange Debentures, the 12% Junior Exchange Debentures or any securities issued pursuant to the OmniAmerica Equity Issuance, or deliver to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor) and (y) material filings or communications with the FCC or under, or as required by, the Communications Act.

         (i) Annual Meetings with Banks. At the request of the Managing Agent or the Required Banks, Holdings shall within 120 days after the close of each fiscal year of Holdings hold a meeting at a time and place selected by Holdings and acceptable to the Managing Agent with all of the Banks at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Holdings and the budgets presented for the current fiscal year of Holdings and its Subsidiaries.

         (j) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Holdings or its Subsidiaries as any Bank may reasonably request in writing.

         8.02 Books, Records and Inspections. Holdings will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Managing Agent or any Bank to visit and inspect, during regular business hours and under guidance of officers of Holdings, the Borrower or such Subsidiary, any of the properties of Holdings, the Borrower or such Subsidiary, and to examine the books of account of Holdings, the Borrower or such Subsidiary and discuss the affairs, finances and accounts of Holdings, the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Managing Agent or such Bank may request.

         8.03 Maintenance of Property; Insurance. (a) Schedule V sets forth a true and complete listing of all insurance maintained by Holdings, and its Subsidiaries as of the Second Restatement Effective Date. Holdings will, and will cause each of its Subsidiaries to, (i) keep all property necessary in its business in good working order and condition (ordinary wear and tear excepted),
(ii) maintain insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to each Bank, upon written request, full information as to the insurance carried. In addition to the requirements of the immediately preceding sentence, Holdings and the Borrower will at all times cause insurance of the types described in Schedule V to be maintained (with the same scope of coverage as that described in Schedule V) at levels which are at least as great as the respective amount described opposite the respective type of insurance on
Schedule V under the column headed "Minimum to be Maintained. "

         (b) Holdings will, and will cause its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or as an additional insured), (ii) shall state that such insurance policies shall not be cancelled without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors,
(iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall, except in the case of public liability insurance and workers' compensation insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of Holdings or any of its Subsidiaries,
(B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties if such coverage is available at commercially reasonable rates or (D) any change in the title to or ownership or possession of the insured properties if such coverage is available at commercially reasonable rates and (vi) shall be deposited with the Collateral Agent.

         (c) If Holdings or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if Holdings or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Managing Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Managing Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

         8.04 Corporate Franchises. Holdings will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents (including the rights of the Borrower and the License Subsidiary under the Asset Use and Operating Agreement dated January 10, 1994 and the two separate Asset Use and Operating Agreements dated October 12, 1994, respectively) (each an "Operating Agreement," and, collectively, the "Operating Agreements"); provided that nothing in this Section 8.04 shall prevent (i) sales of assets by Holdings or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by Holdings or any of its Subsidiaries of their qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         8.05 Compliance with Statutes, etc. Except for matters relating to compliance by Holdings and its Subsidiaries with Environmental Laws, which matters are governed by the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement, Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         8.06 ERISA. As soon as possible and, in any event, within 20 days after Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings or the Borrower will deliver to each of the Banks a certificate of an Authorized Officer of Holdings or the Borrower setting forth details as to such occurrence and the action, if any, that Holdings, the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, the Borrower, such Subsidiary, the ERISA Affiliate, the PBGC, or a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is likely to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan has not been timely made; that a Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings are likely to be or have been instituted or notice has been given to terminate or appoint a trustee to administer a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, the Borrower, any of their respective Subsidiaries or any ERISA Affiliate will or is reasonably expected to incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of
ERISA; or that Holdings, the Borrower or any Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). Upon request the



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
Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any material notices received by Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 20 days after the date such report has been filed with the Internal Revenue Service or such notice has been received by Holdings, the Borrower, the Subsidiary or the ERISA Affiliate, as applicable.

         8.07 End of Fiscal Years; Fiscal Quarters. Holdings shall cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31, and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30 and September 30.

         8.08 Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of their obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole.

         8.09 Payment of Taxes. Holdings will pay and discharge or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of Holdings or any of its Subsidiaries; provided that none of Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

         8.10 Maintenance of Separateness. Holdings will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. None of the Borrower nor any of its Subsidiaries shall make any payment to a creditor of Holdings in respect of any liability of Holdings which is not a liability of the Borrower or such Subsidiary, and no bank account of Holdings shall be commingled with any bank account of the Borrower or any of its Subsidiaries. Any financial statements distributed to any creditors of Holdings shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Holdings from the Borrower and its Subsidiaries. Finally, neither Holdings nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Holdings being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of Holdings in a bankruptcy, reorganization or other insolvency proceeding.

         8.11 Dividends on Series A Exchangeable Preferred Stock and Exchangeable Preferred Stock, Interest on Bridge Financing . The Borrower will pay all dividends on (x) the Series A Exchangeable Preferred Stock through the accretion of the liquidation preference on the Series A Exchangeable Preferred Stock rather than in cash, except as otherwise permitted to be paid in cash pursuant to Section 9.03(x), and (y) the Exchangeable Preferred Stock (including at any time on or after January 15, 2002) solely through the issuance of additional shares of Exchangeable Preferred Stock rather than in cash, except as permitted to be paid in cash pursuant to Section 9.03(x).

         8.12 Additional Security, Further Assurances. (a) Holdings and the Borrower will, and will cause each of their respective Subsidiaries to, grant to the Collateral Agent security interests in Reinvestment Assets at the time of the acquisition thereof as described in this clause (a). To the extent Reinvestment Assets are acquired by the Borrower and/or its Subsidiaries, the Borrower or such Subsidiary shall grant a Lien on and a security interest in such Reinvestment Assets on the same terms as set forth in the Security Documents and as otherwise set forth in this Section 8.12. To the extent Reinvestment Assets are acquired by a merger or the acquisition of capital stock, the Borrower shall cause the Person acquiring such Reinvestment Assets to become a Subsidiary of the Borrower and/or its Subsidiaries, and shall pledge or cause to be pledged all capital stock of any such Person so acquired pursuant to the Amended and Restated Borrower Pledge Agreement or the Amended and Restated Subsidiary Pledge Agreement and cause such Person to enter into an additional guaranty substantially similar to the Subsidiary Guaranty and additional security documents substantially similar to the Security Documents, all as otherwise as set forth in this Section 8.12; provided that, absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, the Borrower and its Subsidiaries shall be required to only pledge 65% of the voting capital stock of a foreign Subsidiary and no foreign Subsidiary shall be required to enter into such guaranty or Security Documents; provided further, the Borrower and its Subsidiaries shall not be required to grant a security interest in any Reinvestment Assets that are acquired subject to a Lien permitted by Section 9.01(vii), (viii) or (xx).

         (b) Holdings will, and will cause each of its Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in such Real Property of Holdings or any of its Subsidiaries as are not covered by the Existing Mortgages or Mortgages to the extent acquired after the Second Restatement Effective Date, and as may reasonably be requested from time to time by the Managing Agent or the Required Banks (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages or in such other form as is reasonably satisfactory to the Managing Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by Section
9.01 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding anything to the contrary stated above in this clause (b), Holdings and its Subsidiaries shall be required to only grant Additional Mortgages in fee owned Real Property with a fair market value at the time of acquisition thereof in excess of $500,000.

         (c) Holdings will, and will cause each of its Subsidiaries to, grant to the Collateral Agent security interests in assets acquired pursuant to Sections 9.02(ix), (xiii) and (xv) at the time of the acquisition thereof as described in this clause (c). To the extent assets are acquired by the Borrower or any of its Subsidiaries pursuant to such Sections, the Borrower or such Subsidiary shall grant a Lien on and a security interest in such assets on the same terms as set forth in the Security Documents and as otherwise set forth in this Section 8.12. In connection with the acquisition of the capital stock of a Person pursuant to such Sections, the Borrower shall cause such Person to become a direct or indirect Subsidiary of the Borrower, and shall pledge or cause to be pledged all capital stock of any such Person so acquired pursuant to the Amended and Restated Borrower Pledge Agreement, the Amended and Restated Subsidiary Pledge Agreement or the Subsidiary Pledge Agreement, as applicable, and cause such Person to enter into an additional guaranty substantially similar to the Subsidiary Guaranty and additional security documents substantially similar to the Security Documents, all as otherwise set forth in this Section 8.12; provided that, absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, the Borrower and its Subsidiaries shall be required to only pledge 65% of the voting capital stock of a foreign Subsidiary and no foreign Subsidiary shall be required to enter into such guaranty or Security Documents; provided further, that the Borrower and its Subsidiaries shall not be required to grant a security interest in such assets that are acquired subject to a Lien permitted by Section 9.01(vii),
(viii) or (xx). Notwithstanding anything to the contrary contained above, Holdings and its Subsidiaries shall be required to only grant Additional Mortgages in fee owned Real Property with a fair market value at the time of acquisition in excess of $500,000.

         (d) Holdings will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this Section 8.12. Furthermore, Holdings and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be requested by the Collateral Agent to assure itself that this Section 8.12 has been complied with.

         (e) Holdings will cause each Subsidiary established or created in accordance with Section 9.15 to execute and deliver a guaranty of all Obligations and all obligations under Interest Rate Protection Agreements in substantially the form of the Subsidiary Guaranty; provided that absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, no foreign Subsidiary shall be required to enter into such guaranty.

         (f) Holdings will cause each Subsidiary established or created in accordance with Section 9.15 to grant to the Collateral Agent a first priority Lien on all property (tangible and intangible) of such Subsidiary upon terms similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to the Collateral Agent and Required Banks; provided that, absent a change in the relevant sections of the Code or the rules, regulations, rulings, notices or other official pronouncements issued or promulgated thereunder, no foreign Subsidiary shall be required to enter into such Security Documents; provided further, that the Borrower and its Subsidiaries shall not be required to grant a security interest in such assets that are acquired subject to a Lien permitted by Section 9.01(vii), (viii) or
(xx); provided further, that such Subsidiary shall be required to only grant Additional Mortgages in fee owned Real Property with a fair market value at the time of acquisition in excess of $500,000. Holdings and the Borrower will cause each Subsidiary, at its own expense, to execute; acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. Holdings and the Borrower will cause each of its Subsidiaries to take all actions requested by the Collateral Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

         (g) The security interests required to be granted pursuant to this
Section 8.12 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable) or otherwise satisfactory in form and substance to the Managing Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys, real estate appraisals and other related documents as may be reasonably requested by the Managing Agent or the Required Banks to assure themselves that this Section 8.12 has been complied with.

         (h) Each of Holdings and the Borrower agrees that each action required above by Section 8.12(d) shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Managing Agent or the Required Banks. Each of Holdings and the Borrower further agrees that each action required by Sections 8.12(a) (to the extent applicable in connection with the creation or acquisition of a new Subsidiary), (c), (e),
(f) and (g) with respect to Additional Collateral shall be completed contemporaneously with the creation of such new Subsidiary.

         8.13 Designation of Agent. If for any reason the agent designated by Holdings and the Borrower in Section 13.08(a) shall cease to be available to act in such capacity, Holdings and the Borrower shall designate, appoint and empower a new agent in the City of New York satisfactory to the Managing Agent on the terms and for the purposes set forth in Section 13.08(a).

         SECTION 9. Negative Covenants. Holdings and the Borrower covenant and agree that on and after the Second Restatement Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

         9.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

         (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

         (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

         (iii) Liens in existence on the Second Restatement Effective Date which are listed, and the property subject thereto described, in Schedule VI, but only to the respective date, if any, set forth in such Schedule VI for the removal and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on
     Schedule VI, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of Holdings or any of its Subsidiaries;

         (iv)  Permitted Encumbrances;

         (v)   Liens created pursuant to the Security Documents;




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



         (vi) licenses, leases or subleases granted to other Persons in a manner consistent with past practice or the radio industry generally not materially interfering with the conduct of the business of Holdings and its Subsidiaries taken as a whole;

         (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent permitted by Section 9.04, provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

         (viii) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof and all renewals, replacements or extensions thereof, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause
     (viii) shall not at any time exceed $5,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

         (ix) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

         (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by Holdings or any of its Subsidiaries in the ordinary course of business;

         (xi) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 10.09, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof, other than appeal bonds secured by deposits not to exceed $5,000,000 in the aggregate);

         (xii) statutory, contractual and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;




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



         (xiii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs bonds, statutory bonds (other than appeal bonds), bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

         (xiv) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

         (xv) Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

         (xvi) deposits made in the ordinary course of business to secure liabilities for premiums to insurance carriers, provided that such deposits do not exceed in the aggregate an amount equal to $2,500,000 at any time;

         (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, in accordance with past practices of the Borrower and its Subsidiaries;

         (xviii) Liens created to secure obligations permitted by Section 9.02(xi);

         (xix) cash earnest money deposits in connection with acquisitions otherwise permitted by Section 9.02 in an amount not to exceed that amount, when added to the Stated Amount of all Letters of Credit issued to provide assurance of performance in connection with acquisitions otherwise permitted by Section 9.02, which equals $40,000,000 at any time outstanding;

         (xx) Liens on property or assets in existence at the time such property or assets are acquired pursuant to Section 9.02(ix), (xiii) or
     (xiv), provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(xv) and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such acquisition and do not attach to any other asset of Holdings or any of its Subsidiaries; and

         (xxi) Liens not otherwise permitted under this Section 9.01 to the extent attaching to properties and assets with an aggregate fair market value not in excess of, and securing liabilities not in excess of, $2,500,000 in the aggregate at any time outstanding.

         9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or merge, consolidate, convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or other-wise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets, including property acquired by way of trade or barter agreements, in the ordinary course of business) of any Person, except that:

         (i) Capital Expenditures made by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

         (ii) each of the Borrower and its Subsidiaries may in the ordinary course of business, sell, lease or otherwise dispose of any assets provided that the aggregate Net Sale Proceeds of all assets subject to sales or other dispositions pursuant to this clause (ii) shall not exceed $2,500,000 in any fiscal year of the Borrower;

         (iii) investments may be made to the extent permitted by Section 9.05;

         (iv) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation not otherwise permitted by Section 9.04(v));

         (v) each of the Borrower and its Subsidiaries may make sales or other transfers of airtime in the ordinary course of business and consistent with past practices;

         (vi) licenses or sublicenses by the Borrower and its Subsidiaries of software, trademarks and other intellectual property and general intangibles and licenses, leases or subleases of other property in the ordinary course of business and which do not materially interfere with the business of the Borrower or any Subsidiary;

         (vii) the Borrower or any Wholly-Owned Subsidiary of the Borrower may transfer assets to or lease assets to or acquire or lease assets from the

     Borrower or any Wholly-Owned Subsidiary (so long as the security interests granted pursuant to the Security Documents are not, in the judgment of the Collateral Agent, adversely affected thereby) or any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated or dissolved into, the Borrower or any Wholly-Owned Subsidiary of the Borrower (so long as the Borrower or such Wholly-Owned Subsidiary is the surviving corporation);

         (viii) (x) the sale or other disposition of Stations of the Borrower or its Subsidiaries shall be permitted for cash at fair market value (as determined in good faith by the Borrower or its Subsidiaries) so long as the proceeds thereof are applied in accordance with Section 4.02(e), provided that the Broadcast Cash Flow attributable to the Stations so sold or disposed during any fiscal year of the Borrower or such Subsidiary shall not exceed 20% of Consolidated Broadcast Cash Flow for such fiscal year and (y) the acquisition for no more than fair market value of Reinvestment Assets shall be permitted in accordance with Sections 4.02(e) and 8.12;

         (ix) so long as (x) no Default or Event of Default then exists or would arise therefrom and (y) Holdings shall be in compliance with the financial covenants contained in Sections 9.08 through 9.10, inclusive, with such financial covenants to be calculated on a pro forma basis as if such Stock Swap and/or Station Swap had been consummated on the first day of the then most recently ended Test Period (and any Indebtedness incurred, issued or assumed in connection therewith had been incurred on the first day of, and remained outstanding throughout, such Test Period), the Borrower may, and may permit its Subsidiaries to, simultaneously exchange (for reasonably equivalent value, a portion thereof which may include cash) (x) 100% of the capital stock of any Subsidiary of such Person (the "Stock Swapped Station") for 100% of the capital stock of any Person (the "Stock Target Station") owning a station (each such occurrence a "Stock Swap") or (y) all or substantially all of the assets of a radio Station or group of Stations (the "Asset Swapped Station," with each Stock Swapped Station and Asset Swapped Station, a "Swapped Station") for all or substantially all of the assets of another radio station or group of stations (the "Asset Target Station," with each Stock Target Station and each Asset Target Station, a "Target Station") (each such occurrence a "Station Swap"), provided that at the time of such Stock Swap or Station Swap the Borrower and/or such Subsidiary, and the newly acquired entity, shall comply with Section 8.12, provided further, that any cash proceeds received by the Borrower or any of its Subsidiaries in connection with any such Station Swap shall be applied in accordance with the requirements of
     Section 4.02(e);

         (x) the Viacom Acquisition shall be permitted;

         (xi) the Borrower and its Subsidiaries may sell or discount, accounts receivable arising in the ordinary course of business (x) which are overdue or (y) which the Borrower may reasonably determine are difficult to collect, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

         (xii) transfers of condemned property to the respective governmental authority or agency that have condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property or its designee as part of an insurance settlement, so long as the proceeds thereof are applied as required by Section 4.02(g);

         (xiii) so long as no Default or Event of Default then exists or would arise therefrom, the Borrower may and may permit its Subsidiaries to, acquire the capital stock or assets of any Person so long as (x) any such acquisition is for all the capital stock or all or substantially all of the business of, or an operating division or a business unit of, such Person, (y) the aggregate consideration paid (including Indebtedness assumed in connection therewith) pursuant to this clause (xiii) does not exceed $200,000,000 and (z) Holdings shall be in compliance with the financial covenants contained in Sections 9.08 through 9.10, inclusive, with such financial covenants to be calculated on a pro forma basis as if such acquisition had been consummated on the first day of the then most recently ended Test Period (and any Indebtedness incurred, issued or assumed in connection therewith had been incurred on the first day of, and remained outstanding throughout, such Test Period);

         (xiv) in addition to the acquisitions permitted pursuant to preceding clause (xiii), the Borrower and its Subsidiaries may acquire all or substantially all of the business of, or operating division or a business unit of, any Person with the reinvestment of Excess Cash Flow for the relevant Excess Cash Payment Period to the extent, (w) not required to be applied to repay Loans pursuant to Section 4.02(f), (x) not used to prepay Holdings Subordinated Notes pursuant to Section 9.11 (ii), (y) not used to make Capital Expenditures pursuant to Section 9.07(c)(iii) and (z) not used to make investments pursuant to Section 9.05(x);

         (xv) the WDRQ Detroit Disposition shall be permitted;

         (xvi) the SFX Exchange shall be permitted; and

         (xvii) each of the Borrower and its Subsidiaries may sell or otherwise dispose of equipment in the ordinary course of business which, in the reasonable judgment of such Person, is obsolete, worn out or otherwise no longer useful, in the conduct of such Person's business.

To the extent the Required Banks waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02 (other than clause (vii) thereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Managing Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

         9.03 Dividends. Holdings shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries except that:

         (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

         (ii) the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay, its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, legal and accounting expenses and similar expenses) in a maximum principal amount of $2,000,000 per annum;

         (iii) Holdings may pay cash Dividends, and the Borrower may pay cash Dividends to Holdings to enable Holdings, to make payments (A) to pay management fees or executive compensation to the extent such management fees or executive compensation are permitted by Section 9.06(v) and (vi) and pursuant to the Monitoring and Oversight Agreements, to the extent permitted pursuant to Section 9.06(iv), (B) to repurchase Holdings Common Stock and/or options to purchase Holdings Common Stock held by (x) Dinetz pursuant to the Dinetz Employment Contract or (y) directors, executives, officers, members of management, or employees of Holdings, the Borrower or any of its Subsidiaries upon the exercise of options in accordance with the Employee Stock Option Plan, or (z) other stockholders of Holdings so long as the purpose of such purchase is to acquire Holdings Common Stock for reissuance to new employees of Holdings and its Subsidiaries to the extent so reissued within 12 months of any such purchase so long as the aggregate amount of cash expended by Holdings pursuant to subclause (B) of this clause (iii) shall not exceed $2,500,000 in any fiscal year or $5,000,000 in the aggregate (plus the amount of cash proceeds paid by any new employee in consideration for reissuance of

     Holdings Common Stock repurchased by Holdings to the extent received by Holdings within 12 months following any such repurchase, minus the amount of cash paid in respect of Holdings Subordinated Notes permitted under
     Section 9.11 (ii)) and (C) on the Holdings Subordinated Notes, to the extent permitted under Section 9.11 (ii), so long as in the case of subclauses (B) and (C) of this clause (iii), no Default or Event of Default exists or would result therefrom;

         (iv) the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay franchise taxes and federal, state and local income taxes and interest, and penalties with respect thereto, if any, payable by Holdings, provided that any refund shall be promptly returned by Holdings to the Borrower;

         (v) the Borrower may pay cash Dividends to Holdings to enable Holdings to pay cash Dividends to redeem fractional shares of its common stock so long as the aggregate amount thereof does not exceed $5,000;

         (vi) the Borrower may pay regularly scheduled Dividends on its Exchangeable Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Exchangeable Preferred Stock;

         (vii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay, regularly scheduled Dividends on its Convertible Preferred Stock; provided, that (x) the aggregate amount of cash Dividends paid pursuant to this clause (vii) shall not exceed 7% per annum of the original aggregate liquidation preference of the Convertible Preferred Stock in any fiscal year of the Borrower and (y) such payment of cash Dividends is permitted under the Series A Exchangeable Preferred Stock Documents, the Exchangeable Preferred Stock Documents and any other indenture, certificate of designation or other agreement which may restrict such payments;

         (viii) the Borrower may pay cash Dividends to Holdings for the purpose of making, so long as all proceeds thereof are promptly used by Holdings to make, cash payments in lieu of issuing fractional shares of Holdings Common Stock upon the conversion of the Convertible Preferred Stock in an aggregate amount not to exceed $150,000;

         (ix) the Borrower may pay cash Dividends on its Exchangeable Preferred Stock in lieu of issuing fractional shares of Exchangeable Preferred Stock;

         (x) so long as (x) no Default or Event of Default then exists or would result therefrom, (y) the Leverage Ratio on the date of payment thereof is less than 4.00: 1.00 and (z) such payment of cash Dividends is permitted under the indentures, certificates of designation and other agreements which may restrict such payments, the Borrower may pay regularly scheduled Dividends on its Series A Exchangeable Preferred Stock and Exchangeable Preferred Stock; and

         (xi) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings for the purpose of making, so long as all proceeds thereof are promptly used by Holdings to make, payments (including voluntary prepayments) in respect of principal and/or accrued interest under the Bridge Financing.

         9.04 Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

         (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

         (ii) Indebtedness existing on the Second Restatement Effective Date shall be permitted to the extent the same is listed on Schedule VII, and extensions, replacements, refinancings or renewals thereof, provided that no such extension, replacement, refinancing or renewal shall increase the principal amount thereof;

         (iii) the Bridge Financing, but no extensions, replacements, refinancings or renewals thereof;

         (iv) Indebtedness under Interest Rate Protection Agreements to the extent entered into pursuant to Section 9.05(iv);

         (v) Indebtedness evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.07;

         (vi) Indebtedness subject to Liens permitted under Section 9.01(viii);

         (vii) Indebtedness of Holdings not to exceed $2,500,000 at any time outstanding evidenced by subordinated notes in form and upon terms reasonably satisfactory to the Managing Agent (the "Holdings Subordinated Notes") issued to effectuate the stock repurchases described in Section 9.03(iii);

         (viii) Indebtedness (x) of the Borrower evidenced by the Existing Senior Subordinated Notes in an aggregate principal amount not to exceed $200,000,000, after giving effect to the Tender Offer and repurchase of such notes and (y) arising under guaranties by the Subsidiaries of the Borrower of the remaining obligations of the Borrower (if any) under the Existing Senior Subordinated Notes after giving effect to the Tender Offer and repurchase of such notes;

         (ix) additional Indebtedness of the Borrower and its Subsidiaries not otherwise permitted under this Section 9.04 not to exceed $5,000,000 in aggregate principal amount outstanding at any time;

         (x) Contingent Obligations of the Borrower or any Subsidiary as a guarantor of the lessee under any lease pursuant to which the Borrower or a Subsidiary is the lessee so long as such lease is otherwise permitted hereunder;

         (xi) intercompany Indebtedness of any Wholly-Owned Subsidiary of Holdings owing to the Borrower or any other Wholly-Owned Subsidiary of Holdings, or of the Borrower owing to any Wholly-Owned Subsidiary of Holdings, to the extent permitted by Section 9.05(xi);

         (xii) as long as no Default or Event of Default then exists or would arise therefrom, with the consent of the Total Supermajority Banks, the Borrower may exchange all of the Series A Exchangeable Preferred Stock into the 12-1/4% Junior Exchange Debentures in accordance with the terms of the Series A Exchangeable Preferred Stock Documents;

         (xiii) so long as no Default or Event of Default then exists or would arise therefrom, with the consent of the Total Supermajority Banks, the Borrower may exchange all of the Exchangeable Preferred Stock into the 12% Junior Exchange Debentures in accordance with the terms of the Exchangeable Preferred Stock Documents;

         (xiv) so long as (i) the Borrower shall have delivered a certificate of an Authorized Officer of the Borrower to the effect that, to the best of such officer's knowledge, (x) no Default or Event of Default has occurred and is continuing (or would result from the incurrence of the additional Indebtedness con-templated by this Section 9.04(xiv)), and (y) all representations and warranties herein or in any other Credit Document are true and correct in all material respects with the same effect as if these representations and warranties had been made on the date of the incurrence of Indebtedness contemplated by this Section 9.04(xiv) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) new Notes and other documentation necessary to incur such Indebtedness are delivered in form and substance satisfactory to the Managing Agent pursuant to Sections
     13.04 and 13.12, then the Borrower may, with the consent of the Banks providing such additional amount, increase the Total Revolving Loan Commitment by an amount not to exceed $100,000,000 in the aggregate;

         (xv) (A) unsecured Indebtedness of the Borrower and its Subsidiaries owing to the seller in any acquisition permitted pursuant to Sections 9.02(ix), (xiii) and (xiv) in an aggregate principal amount not to exceed $15,000,000 at any time outstanding or (B) Indebtedness of the Borrower and its Subsidiaries assumed in connection with any such acquisition of an asset securing such Indebtedness in an aggregate principal amount not to exceed $15,000,000 at any time outstanding, provided that such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such acquisition;

         (xvi) Contingent Obligations of the Borrower or any of its Subsidiaries (other than License Subsidiary) as a guarantor of Indebtedness permitted pursuant to Section 9.04(ii) existing on the Second Restatement Effective Date and extensions, replacements, refinancings and renewals thereof, provided that no such extension, replacement, refinancing or renewal shall (x) amend, modify or supplement the subordination provisions, if any, contained in such guaranty in a manner adverse to interests of the Banks or (y) increase the principal amount of such Indebtedness guaranteed by the original guaranty;

         (xvii) guarantees (other than guarantees of Indebtedness which is not a Capitalized Lease Obligation) made in the ordinary course of business, provided that such guarantees could not, individually or in the aggregate, have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of Holdings and its Subsidiaries taken as a whole; and

         (xviii) Indebtedness of the Borrower evidenced by the 8-3/4% Senior Subordinated Notes in an aggregate principal amount not to exceed $200,000,000.

         Notwithstanding anything to the contrary contained in this Agreement, in no event shall the License Subsidiary contract, create, incur, assume or suffer to exist any Indebtedness (other than the Indebtedness incurred pursuant to the Subsidiary Guaranty).

         9.05 Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

         (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

         (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans of Non-Defaulting Banks are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $5,000,000 for any period of five consecutive days (exclusive of any cash held by the Borrower pursuant to an earnest money escrow account to the extent such account is permitted by Section 9.01(xix);

         (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective officers, directors and employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000;

         (iv) the Borrower may enter into Interest Protection Agreements on terms reasonably satisfactory to the Managing Agent;

         (v) Holdings may repurchase Holdings Common Stock to the extent permitted by Section 9.03;

         (vi) Holdings and any of its Subsidiaries may make investments in accordance with Section 4.02(e) (including investments necessary to form Subsidiaries under Section 9.15);

         (vii) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with dispositions permitted by Section 9.02 so long as the aggregate principal amount thereof does not exceed $1,000,000 at any one time outstanding;

         (viii) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

         (ix)   investments by the Borrower in any Wholly-Owned Subsidiary;

         (x) investments by the Borrower and its Subsidiaries consisting of the reinvestment of Excess Cash Flow for the relevant Excess Cash Payment Period to the extent (v) not required to be applied to repay the Loans pursuant to Section 4.02(f), (w) not used to prepay Holdings Subordinated Notes pursuant to Section 9.11 (ii), (x) not used to make Capital Expenditures pursuant to Section 9.07(c)(iii), (y) not used to make acquisitions pursuant to Section 9.02(xiv) and (z) such investments (other than investments resulting in the ownership by the Borrower and/or its Subsidiaries of 100% of the capital stock of the Person in which such investment is made) in an aggregate principal amount not to exceed $10,000,000;

         (xi) any Wholly-Owned Subsidiary may make intercompany loans and advances to the Borrower or any Wholly-Owned Subsidiary and the Borrower may make intercompany loans and advances to any Wholly-Owned Subsidiary, provided that if such intercompany loans are evidenced by an intercompany promissory note, such note is pledged by the Borrower or such Wholly-Owned Subsidiary as Collateral pursuant to the applicable Pledge Agreement;

         (xii) investments by the Borrower or any of its Subsidiaries to the extent permitted by Section 9.07;

         (xiii) advances, loans and investments made by the Borrower and its Subsidiaries in existence on the Second Restatement Effective Date and set forth on Schedule VIII shall be permitted, without giving effect to any additions thereto or replacements thereof;

         (xiv) guarantees of Indebtedness made by the Borrower or any of its Subsidiaries to the extent otherwise permitted by Section 9.04; and

         (xv) in addition to investments permitted by clauses (i) through (xiv) of this Section 9.05, the Borrower and its Subsidiaries may make additional loans, advances and investments in an aggregate principal amount not to exceed $2,500,000 at any time outstanding.

         9.06 Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would reasonably be obtained by Holdings or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

         (i) Dividends may be paid to the extent provided in Section 9.03;

         (ii) loans may be made and other transactions may be entered into by the Borrower and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05;

         (iii) customary fees and reimbursement of expenses may be paid to directors of Holdings;

         (iv) Holdings or to the extent not paid by Holdings, the Borrower may pay to Hicks, Muse & Co. Partners, L.P., its Affiliates or any successor thereto controlled by Jack D. Furst, Charles W. Tate, Thomas O. Hicks and/or John R. Muse, the amounts set forth in the Amended and Restated Financial Monitoring and Oversight Agreement dated as of January 1, 1996, among Holdings, the Borrower and Hicks, Muse & Co. Partners, L.P. and the Financial Advisory Agreement (together with the Amended and Restated Financial Monitoring and Oversight Agreement, the "Monitoring and Oversight Agreements") dated as of January 1, 1996 among HM2/Management Partners L.P., the Company and Holdings in the form delivered to the Banks on or prior to the Second Restatement Effective Date, as it may be modified thereafter but without giving effect to any modifications thereto which in any way adversely affects the interests of the Banks without the consent of the Managing Agent and the Required Banks; provided that, notwithstanding anything to the contrary above in this clause (iv), the Amended and Restated Financial Monitoring and Oversight Agreement may be amended to increase the base fee paid to Hicks, Muse & Co. Partners, L.P. to an amount not to exceed $1,000,000 without obtaining the consent of the Managing Agent or the Required Banks;

         (v) Holdings and its Subsidiaries may enter into and make payments pursuant to employment arrangements with executive officers and senior management employees in the ordinary course of business and may enter into employment termination agreements in connection with the Viacom Acquisition and the Evergreen Merger;

         (vi) Holdings and its Subsidiaries may make payments pursuant to employment agreements existing on the Second Restatement Effective Date;

         (vii) Holdings and its Subsidiaries may make payments pursuant to the Tax Sharing Agreements;

         (viii) the Borrower and the License Subsidiary may maintain their present Operating Agreements; and

         (ix) Holdings may make capital contributions to the Borrower.

         Except as specifically provided above, no management or similar fees shall be paid or payable by Holdings or any of its Subsidiaries to any Person other than the Borrower.

         9.07 Capital Expenditures. (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal period set forth below (taken as one accounting period) the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures made under this Section 9.07(a) does not exceed in any period set forth below the amount set forth opposite such period below:

         Period                                               Amount
         ------                                               ------
Second Restatement Effective Date to                        $3,500,000
and including the last day
of the Fiscal Year ending
December 31, 1997

Fiscal Year ending                                          $7,500,000
December 31, 1998

Fiscal Year ending                                          $8,000,000
December 31, 1999

Fiscal Year ending                                          $8,000,000
December 31, 2000

Fiscal Year ending                                           $8,500,000
December 31, 2001

Fiscal Year ending                                           $9,000,000
December 31, 2002

Fiscal Year ending                                           $9,000,000
December 31, 2003

January 1, 2004 to and                                       $9,000,000
including the Maturity Date.

         (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that the Capital Expenditures made by the Borrower and its Subsidiaries (i) in any period set forth in clause (a) above are less than the amount permitted to be made in such period (without giving effect to any additional amount available as a result of this clause (b) or clause (c) below), the amount of such difference may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year of the Borrower or (ii) from January 1, 1997 to and including the Second Restatement Effective Date are less than $3,000,000, the amount of such difference may be carried forward and used to make Capital Expenditures in the period from the Second Restatement Effective Date to and including the last day of the fiscal year ending December 31, 1997, with such carried forward amount to be pooled with permitted expenditures for such fiscal year ending December 31, 1997 for purposes of calculating carry over amounts into the fiscal year ending December 31, 1998.

         (c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures consisting of (i) the reinvestment of Net Sale Proceeds of asset sales not required to be applied to prepay the Loans pursuant to Section 4.02(e) as a result of the first proviso contained therein, (ii) the reinvestment of proceeds of Recovery Events not required to be applied to repay the Loans pursuant to Section 4.02(g) and (iii) the reinvestment of the amounts of Excess Cash Flow (w) not required to be applied to repay the Loans pursuant to Section 4.02(f), (x) not used to prepay the Holdings Subordinated Notes pursuant to Section 9.11(ii), (y) not used to make acquisitions pursuant to
Section 9.02(xiv) or (z) not used to make investments pursuant to Section
9.05(x).

         9.08 Maximum Leverage Ratio. Holdings will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                    Period                                            Ratio
                    ------                                            -----
Fiscal quarter ended June 30, 1997                                    7.00:1.00
Fiscal quarter ended September 30, 1997                               7.00:1.00
Fiscal quarter ended December 31, 1997                                7.00:1.00

Fiscal quarter ended March 31, 1998                                   7.00:1.00
Fiscal quarter ended June 30, 1998                                    7.00:1.00
Fiscal quarter ended September 30, 1998                               6.80:1.00
Fiscal quarter ended December 31, 1998                                6.75:1.00

Fiscal quarter ended March 31, 1999                                   6.50:1.00
Fiscal quarter ended June 30, 1999                                    6.25:1.00
Fiscal quarter ended September 30, 1999                               6.00:1.00
Fiscal quarter ended December 31, 1999                                5.75:1.00

Fiscal quarter ended March 31, 2000                                   5.50:1.00
Fiscal quarter ended June 30, 2000                                    5.25:1.00
Fiscal quarter ended September 30, 2000                               5.00:1.00
Fiscal quarter ended December 31, 2000                                4.80:1.00

Fiscal quarter ended March 31, 2001                                   4.60:1.00
Fiscal quarter ended June 30, 2001                                    4.50:1.00
Fiscal quarter ended September 30, 2001                               4.25:1.00
Fiscal quarter ended December 31, 2001                                4.00:1.00

Fiscal quarter ended March 31, 2002                                   4.00:1.00
Fiscal quarter ended June 30, 2002                                    3.75:1.00
Fiscal quarter ended September 30, 2002                               3.75:1.00
Fiscal quarter ended December 31, 2002                                3.50:1.00

Fiscal quarter ended March 31, 2003                                   3.50:1.00
Fiscal quarter ended June 30, 2003                                    3.50:1.00
Fiscal quarter ended September 30, 2003                               3.50:1.00
Fiscal quarter ended December 31, 2003                                3.50:1.00

Fiscal quarter ended March 31, 2004                                   3.50:1.00

         9.09 Minimum Consolidated EBITDA. Holdings will not permit Consolidated EBITDA for any period of four consecutive fiscal quarters (or, if shorter, the period beginning on the Second Restatement Effective Date and ending on the last day of a fiscal quarter ended thereafter), in each case taken as one accounting period, ended on the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

           Fiscal Quarter                                           Amount
           --------------                                           ------
Fiscal quarter ended September 30, 1997                          $ 31,000,000
Fiscal quarter ended December 31, 1997                           $ 68,400,000

Fiscal quarter ended March 31, 1998                              $ 95,000,000
Fiscal quarter ended June 30, 1998                               $128,300,000
Fiscal quarter ended September 30, 1998                          $130,400,000
Fiscal quarter ended December 31, 1998                           $133,100,000

Fiscal quarter ended March 31, 1999                              $135,300,000
Fiscal quarter ended June 30, 1999                               $138,100,000
Fiscal quarter ended September 30, 1999                          $140,800,000
Fiscal quarter ended December 31, 1999                           $144,200,000

Fiscal quarter ended March 31, 2000                              $146,600,000
Fiscal quarter ended June 30, 2000                               $149,700,000
Fiscal quarter ended September 30, 2000                          $152,800,000
Fiscal quarter ended December 31, 2000                           $156,400,000

Fiscal quarter ended March 31, 2001                              $159,100,000
Fiscal quarter ended June 30, 2001                               $162,300,000
Fiscal quarter ended September 30, 2001                          $165,600,000
Fiscal quarter ended December 31, 2001                           $169,500,000

Fiscal quarter ended March 31, 2002                              $172,200,000
Fiscal quarter ended June 30, 2002                               $175,400,000
Fiscal quarter ended September 30, 2002                          $178,700,000
Fiscal quarter ended December 31, 2002                           $182,700,000

Fiscal quarter ended March 31, 2003                              $185,500,000
Fiscal quarter ended June 30, 2003                               $189,100,000
Fiscal quarter ended September 30, 2003                          $192,600,000
Fiscal quarter ended December 31, 2003                           $196,900,000
Fiscal quarter ended March 31, 2004                              $199,100,000

         9.10 Consolidated EBITDA to Consolidated Net Cash Interest Expense. Holdings will not permit the ratio of Consolidated EBITDA to Consolidated Net Cash Interest Expense for any period of four consecutive fiscal quarters (or, if shorter, the period beginning on the Second Restatement Effective Date and ending on the last day of a fiscal quarter ended thereafter), in each case taken as one accounting period, ended on the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

          Fiscal Quarter                                              Ratio
          --------------                                              -----
Fiscal quarter ended September 30, 1997                            1.75:1.00
Fiscal quarter ended December 31, 1997                             1.75:1.00

Fiscal quarter ended March 31, 1998                                1.75:1.00
Fiscal quarter ended June 30, 1998                                 1.75:1.00
Fiscal quarter ended September 30, 1998                            1.75:1.00
Fiscal quarter ended December 31, 1998                             1.75:1.00

Fiscal quarter ended March 31, 1999                                1.75:1.00
Fiscal quarter ended June 30, 1999                                 1.80:1.00
Fiscal quarter ended September 30, 1999                            1.80:1.00
Fiscal quarter ended December 31, 1999                             1.85:1.00

Fiscal quarter ended March 31, 2000                                2.00:1.00
Fiscal quarter ended June 30, 2000                                 2.10:1.00
Fiscal quarter ended September 30, 2000                            2.20:1.00
Fiscal quarter ended December 31, 2000                             2.30:1.00

Fiscal quarter ended March 31, 2001                                2.40:1.00
Fiscal quarter ended June 30, 2001                                 2.50:1.00
Fiscal quarter ended September 30, 2001                            2.65:1.00
Fiscal quarter ended December 31, 2001                             2.75:1.00

Fiscal quarter ended March 31, 2002                                2.90:1.00
Fiscal quarter ended June 30, 2002                                 3.00:1.00
Fiscal quarter ended September 30, 2002                            3.00:1.00
Fiscal quarter ended December 31, 2002                             3.00:1.00

Fiscal quarter ended March 31, 2003                                3.00:1.00
Fiscal quarter ended June 30, 2003                                 3.00:1.00

Fiscal quarter ended September 30, 2003                               3.00:1.00
Fiscal quarter ended December 31, 2003                                3.00:1.00

Fiscal quarter ended March 31, 2004                                   3.00:1.00

         9.11 Limitation on Modifications of Certificate of Incorporation, ByLaws and Certain Other Agreements; Limitations of Prepayments and Modifications of Indebtedness; etc. Holdings will not, and will not permit any of its Subsidiaries to (i) make (or give any notice with respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), after the issuance thereof, any 12-1/4% Junior Exchange Debentures, 12% Junior Exchange Debentures, the Bridge Financing (except such payments in respect of principal of and accrued interest on the Bridge Financing as are permitted by Section 9.03(xi)), the 8-3/4% Senior Subordinated Notes or any Existing Senior Subordinated Notes (after giving effect to the Tender Offer),
(ii) make any cash payments whatsoever in respect of Holdings Subordinated Notes issued pursuant to Section 9.04(vii) unless the aggregate amount of such payments made in respect of such Holdings Subordinated Notes, when added to the aggregate amount of Dividends theretofore paid pursuant to Section 9.03(iii)(B), do not exceed $2,500,000 in any fiscal year or $5,000,000 in the aggregate (plus the amount of cash proceeds paid by any new employee in consideration for reissuance of Holdings Common Stock repurchased by Holdings to the extent received by Holdings within six months following any such repurchase), (iii) amend or modify, or permit the amendment or modification of any provision of the foregoing Indebtedness (including, without limitation, the Supplemental Indenture), the Series A Exchangeable Preferred Stock Documents (including as relating to the 12-1/4% Junior Exchange Debentures), the Exchangeable Preferred Stock Documents (including as relating to the 12% Junior Exchange Debentures), the 8-3/4% Senior Subordinated Note Documents, the Bridge Financing Documents, the Tax Sharing Agreement, the Viacom Joint Purchase Agreement, the SFX Exchange Documents, (other than, in the case of the Tax Sharing Agreement, the Viacom Joint Purchase Agreement, the SFX Exchange Documents or the WDRQ Detroit Disposition Documents, in a manner not reasonably likely to be materially adverse to the interest of the Banks) or (iv) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws, or any agreement entered into by it, as the case may be, with respect to its capital stock (including any Stockholders' Agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause or any such new agreements which do not in any way adversely affect the interests of the Banks.

         9.12 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement, the other Credit Documents, the Bridge Financing Documents, and the Viacom Acquisition Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and (v) customary restrictions in any industrial revenue bond, purchase money financing, capital lease or any other agreement permitted by this Agreement.

         9.13 Limitation on Issuance of Capital Stock. (a) Holdings will not issue (i) any preferred stock or (ii) any class of redeemable common stock, other than Permitted Issuances.

         (b) The Borrower will not issue, or permit any of its Subsidiaries to issue, any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock of the Borrower or such Subsidiary, (iii) to qualify directors to the extent required by applicable law, (iv) the Borrower may issue additional shares of common stock to Holdings, so long as all such shares are immediately delivered to the Collateral Agent and pledged pursuant to the Amended and Restated Holdings Pledge Agreement, (v) Series A Exchangeable Preferred Stock, provided that the Borrower may not exchange the Series A Exchangeable Preferred Stock for 12-1/4% Junior Exchange Debentures other than in accordance with Section 9.04(xii), (vi) Exchangeable Preferred Stock, provided that the Borrower may not exchange the Exchangeable Preferred Stock for 12% Junior Exchange Debentures other than in accordance with Section 9.04(xiii), and (vii) in connection with the creation of Subsidiaries of the Borrower in compliance with Section 9.15.

         9.14 Business. (a) Holdings shall engage in no types of business and shall have no assets or liabilities, other than its ownership of the capital stock of the

Borrower and liabilities incident thereto, and liabilities expressly permitted under this Agreement.

         (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the type of business in which the Borrower and its Subsidiaries are engaged on the Second Restatement Effective Date and reasonable extensions thereof.

         (c) Chancellor Broadcasting Licensee shall engage in no business activities and have no assets or liabilities, other than the holding of certain of the FCC Licenses and its operations pursuant to Operating Agreements with the Borrower and liabilities incident thereto.

         9.15 Limitation on Creation of Subsidiaries. Holdings shall not and will not permit any Subsidiary to establish, create or acquire any additional Subsidiaries after the Second Restatement Effective Date without the prior written consent of the Required Banks, except that the Borrower may create or otherwise acquire new Subsidiaries in connection with the acquisition of Stations in compliance with Sections 4.02(e), 9.02(ix), 9.02(xiii), 9.02(xiv), 9.05(x) or 9.05(xii).

         9.16 No Other Designated Senior Debt. Holdings will not, and will not permit any Subsidiary to, create or permit the creation after the Second Restatement Effective Date of, any class of "Designated Senior Debt," or any Indebtedness with similar rights, including pursuant to clause (ii) of the definition of "Designated Senior Debt" appearing in the Second Senior Subordinated Note Indenture, the 12-1/4% Junior Exchange Debenture Indenture or the 12% Junior Exchangeable Debenture Indenture.

         SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

         10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder, thereunder or under any other Credit Document; or

         10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

         10.03 Covenants. Holdings or the Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i), 8.07, 8.11, 8.12(d), 8.13 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as described in Section 10.01, 10.02 or 10.03(i)), and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Managing Agent or any Bank; or

         10.04 Default Under Other Agreements. Holdings or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that (x) it shall not be a Default or Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (iii), inclusive, is at least $1,500,000; or

         10.05 Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title II of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries, or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries, or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days;

or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

         10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code, any Plan shall have had or, in the reasonable opinion of the Required Banks, is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been made, Holdings, the Borrower or any of their respective Subsidiaries or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201,
4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code, or Holdings, the Borrower or any of their respective Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(l) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA);
(b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and in each case in clauses (a) and (b) above, such lien, security interest or liability, in the reasonable opinion of the Required Banks, will have a material adverse effect upon the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings, the Borrower or of Holdings and its Subsidiaries taken as a whole; or

         10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease in any material respect to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

         10.08 Guaranty. Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor or other party thereunder (other than in accordance with the express terms thereof) or any Guarantor or other party thereunder or Person acting by or on behalf of such Guarantor or such party shall deny or disaffirm such Guarantor's or such party's obligations under the relevant Guaranty, or any Guarantor or such party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

         10.09 Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate for Holdings and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments exceeds $2,000,000; or

         10.10 Change of Ownership. A Change of Ownership shall occur; or

         10.11 Environmental Matters. At any time after the Second Restatement Effective Date, the Amended and Restated Environmental Indemnity Agreement or any provision thereof, or the Environmental Indemnity Agreement or any provision thereof, shall cease to be in full force or effect as to Holdings or any of its Subsidiaries, as applicable, or Holdings or any of its Subsidiaries shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Amended and Restated Environmental Indemnity Agreement or the Environmental Indemnity Agreement, as applicable, and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Managing Agent or any Bank;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Managing Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Managing Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Managing Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents and (vi) apply any cash collateral held pursuant to Section 4.02 in satisfaction of the Obligations.

         SECTION 11. Definitions and Accounting Terms.

         11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ABC" shall mean ABC, Inc., a New York corporation.

         "Acquired Viacom Stations" shall mean the stations acquired by the Borrower from Viacom pursuant to the Viacom Joint Purchase Agreement, including KYSR-FM, KIBB-FM, WLIT-FM and WDRQ-FM.

         "Acknowledgment, Consent and Amendment" shall have the meaning provided in Section 5.17.

         "Acquired Viacom Subsidiaries" shall mean KIBB, KYSR, WDRQ and WLIT, each a Subsidiary of Viacom, which collectively own the Acquired Viacom Stations.

         "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to Section 8.12 (which shall in any event exclude any interest in the FCC Licenses to the extent prohibited by applicable law).

         "Additional Mortgage" shall have the meaning provided in Section
8.12(b).

         "Additional Mortgaged Property" shall have the meaning provided in
Section 8.12(b).

         "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.12 with respect to Additional Collateral.

         "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing
(x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Managing Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Managing Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Managing Agent for determining the current annual assessment payable by the Managing Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

         "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense, but excluding any net non-cash charges reflected in Adjusted Consolidated Working Capital) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains (exclusive of such non-cash items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period.

         "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

         "Adjusted RL Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank, such Bank's RL Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing in the case of such Bank's RL Percentage, such Bank's Revolving Loan Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Bank's Adjusted RL Percentage shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if after giving effect to such Bank Default, and any repayment of Revolving Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of the aggregate outstanding principal amount of Revolving Loans of all Non-Defaulting Banks plus the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted RL Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Bank Default on which the sum of the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Banks plus the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted RL Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Bank's Revolving Loans, or of Unpaid Drawings with respect to Letters of Credit, that were made during the period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted RL Percentage. must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Bank's Adjusted RL Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted RL Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted RL Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Bank plus such Bank's new Adjusted RL Percentage of the outstanding principal amount of Letter of Credit Outstandings equalling such Bank's Revolving Loan Commitment at such time.

         "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Banks.

         "Affected Eurodollar Loans" shall have the meaning provided in Section 4.02(i).

         "Affiliate" shall mean, with respect to any Person, any other Person (including for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect com-mon control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of Holdings shall include any Person that directly or indirectly owns more than 10% of any class of the capital stock of Holdings. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" shall mean the Managing Agent and each of Goldman Sachs Credit Partners L.P., as Documentation Agent, and NationsBank of Texas, N.A. and Toronto Dominion (Texas), Inc., as Syndication Agents, so long as each remains a Bank.

         "Agreement" shall mean this Amended and Restated Credit Agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

         "Amended and Restated Borrower Pledge Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Borrower Security Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Environmental Indemnity Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Holdings Pledge Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Holdings Security Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Security Agreements" shall mean the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement and the Amended and Restated Subsidiary Security Agreement.

         "Amended and Restated Subsidiary Guaranty" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Subsidiary Pledge Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Amended and Restated Subsidiary Security Agreement" shall have the meaning provided in the Existing Credit Agreement.

         "Applicable Margin" shall mean (A) for the period from and including the Second Restatement Effective Date to and including the date which is six months after the Second Restatement Effective Date, a percentage per annum equal to (x) in the case of Base Rate Loans, 1.125 % and (y) in the case of Eurodollar Loans, 2.125 % and (B) thereafter, from and after each day of delivery of any certificate delivered in accordance with the following sentence (each a "Start Date") to and including the applicable End Date described below, a percentage per annum based on the then-existing Leverage Ratio as set forth below:

                                              Base Rate       Eurodollar
Leverage Ratio                                  Loans           Loans
--------------                                  -----           -----
Equal to or greater
than 6.5:1                                      1.125%         2.125%

Equal to or greater
than 6.0:1 but less
than 6.5:1                                       .75%          1.75%

Equal to or greater
than 5.5:1 but less
than 6.O:l                                       .50%          1.50%

Equal to or greater
than 5.0:1 but less
than 5.5:1                                       .25%          1.25%

Equal to or greater
than 4.5:1 but less
than 5.0:1                                        0%           1.00%

Less than 4.5:1                                   0%           0.75%

The Leverage Ratio, for purposes of calculating the Applicable Margin, shall be determined based on the delivery of a certificate of the Borrower to the Managing Agent (with a copy to be sent by the Managing Agent to each Bank), certified by an Authorized Officer of the Borrower within 30 days after the last day of any fiscal quarter of the Borrower (commencing with its fiscal quarter ending December 31,

1997), which certificate shall set forth the calculation of the Leverage Ratio for the Test Period ended immediately prior to the relevant Start Date and the Applicable Margin which shall be thereafter applicable (until same is changed or ceases to apply in accordance with the following sentences). The Applicable Margin so determined shall apply, except as set forth in the succeeding sentence, from the Start Date to the earlier of (x) the date on which the next certificate is delivered to the Managing Agent and (y) the date which is 30 days following the last day of the fiscal quarter in which the previous Start Date occurred (the "End Date"), at which time, if no certificate has been delivered to the Managing Agent indicating an entitlement to an Applicable Margin other than in the case of Base Rate Loans, 1.125%, and in the case of Eurodollar Loans, 2.125% (and thus commencing a new Start Date), the Applicable Margin shall be, in the case of Base Rate Loans, 1.125%, and, in the case of Eurodollar Loans, 2.125%. Notwithstanding anything to the contrary contained above in this definition, the Applicable Margin shall be, in the case of Base Rate Loans, 1.125% and, in the case of Eurodollar Loans, 2.125% at all times during which there shall exist a Default or an Event of Default.

         "Asset Swapped Station" shall have the meaning provided in Section 9.02(ix).

         "Asset Target Station" shall have the meaning provided in Section 9.02(ix).

         "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

               "Authorized Officer" of any Credit Party shall mean any of the Chairman of the Board, the President, the Chief Executive Officer, any Vice President, the Treasurer, the Secretary, any Assistant Secretary, any Assistant Treasurer, the Chief Financial Officer or the Controller of such Credit Party or any other officer of such Credit Party which is designated in writing to the Managing Agent and the Issuing Bank or any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

         "Bank" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to Sections 1.13 and 13.04(b).

         "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Bank having notified in writing the Borrower and/or the Managing Agent that it does not intend to comply with its obligations under Section 1.01(a), 1.01(b) or 2, in the case of either clause
(i) or (ii) as a result of any takeover of such Bank by any regulatory authority or agency.

         "Bankruptcy Code" shall have the meaning provided in Section 10.05.

         "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (ii) the Prime Lending Rate.

         "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         " Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

         "Bridge Financing" shall mean the incurrence by Holdings of up to $170,000,000 in unsecured senior Indebtedness from Bankers Trust New York Corporation pursuant to the terms of the Bridge Financing Documents, the proceeds of which shall be used to finance the Transaction.

         "Bridge Financing Documents" shall mean the Senior Credit Agreement, dated of even date herewith, among the Holdings, the Lenders named therein and Bankers Trust New York Corporation, as Agent, the Notes as defined therein, and any additional documents delivered in connection therewith, each as amended, modified, restated or supplemented, from time to time, in accordance with the terms hereof and thereof.

         "Broadcast Cash Flow" shall mean, with respect to any Station during any period, the sum of (x) EBITDA of such Station for such period (provided that for purposes of calculating compliance with Section 9.08, non-cash expenses relating to options to purchase common stock of Holdings issued by Holdings in 1994 to Steven Dinetz, the President and Chief Executive Officer of the Borrower, and certain Directors of the Borrower shall not be included in the determination of Broadcast Cash Flow for any period occurring on or after the Second Restatement Effective Date) and (y) corporate overhead expense allocated to such Station for such period; it being understood that the Broadcast Cash Flow of any Person shall mean the total Broadcast Cash Flow of all Stations owned by such Person.

         "BTCo" shall mean Bankers Trust Company in its individual capacity.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

         "Capital Expenditures" shall mean, with respect to any Person, all expenditures (excluding barter transactions effected in the ordinary course of business consistent with past practices) by such Person which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with
GAAP) and the amount of Capitalized Lease Obligations incurred by such Person.

         "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause
(i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business not in excess of $100,000 in the aggregate.

         "Chancellor Broadcasting Licensee" shall mean Chancellor Broadcasting Licensee Company, a Delaware corporation.

         "Change of Ownership" shall mean (i) Holdings shall cease to own beneficially 100% of the capital stock (other than the Series A Exchangeable Preferred Stock and the Exchangeable Preferred Stock) of the Borrower, or the Borrower or a Wholly-Owned Subsidiary of the Borrower shall cease to own beneficially 100% of the capital stock of the Chancellor Broadcasting Licensee,
(ii) for any reason whatsoever any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding HM Group, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than the greater of (x) 15% of the then outstanding Voting Stock of Holdings or (y) the percentage of the then outstanding Voting Stock of Holdings owned beneficially by the HM Group,
(iii) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors, (iv) a "Change of Control" under and as defined in the Series A Exchangeable Preferred Stock Documents, the Exchangeable Preferred Stock Documents, or after any issuance thereof, the 12-1/4% Junior Exchange Debentures or 12% Junior Exchange Debentures shall have occurred or (v) the Evergreen Merger shall have become effective.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Second Restatement Effective Date, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or Section 10 hereof and all Additional Collateral, if any (all of which shall in any event exclude any interest in the FCC Licenses to the extent prohibited by applicable law).

         "Collateral Agent" shall mean the Managing Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

         "Commitment" shall mean any of the commitments of any Bank, i.e., whether the Term Loan Commitment or Revolving Loan Commitment.

         "Commitment Commission" shall have the meaning provided in Section 3.01(a).

         "Communications Act" shall have the meaning provided in Section 7.23.

         "Consolidated Broadcast Cash Flow" shall mean, for any period, the Broadcast Cash Flow of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP during such period.

         "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP plus the Total Unutilized Revolving Loan Commitment at such time.

         "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP at such time, but excluding (i) the current portion of any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein,
(ii) accrued but unpaid interest with respect to the Indebtedness described in clause (i), and (iii) the current portion of Capitalized Lease Obligations.

         "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, before Consolidated Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

         "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period, provided, that for any period ending in the first calendar year following the Second Restatement Effective Date, Consolidated EBITDA shall be calculated on a pro forma basis as if all Stations owned at the end of such period were owned for the entire period, provided, further, for purposes of calculating compliance with Sections 9.08, 9.09 and 9.10, in the event that any sale or other disposition of Stations is made in compliance with Section 9.02, and the proceeds thereof are not applied to repay Loans, all in accordance with Section 4.02(e), for the period (not to exceed 180 days) that the proceeds thereof are held as cash collateral pursuant to Section 4.02(e), the amount equal to the Broadcast Cash Flow of the Stations so sold or so disposed at the end of the most recent fiscal quarter prior to such sale or disposition for the four fiscal quarters prior thereto shall be included in the determination of Consolidated EBITDA during such period, provided, further, that for purposes of calculating compliance with Sections 9.08, 9.09 and 9.10, non-cash expenses relating to options to purchase common stock of Holdings issued by Holdings in 1994 to Steven Dinetz, the President and Chief Executive Officer of the Borrower, Ms. Matrice Ellis-Kirk, Mr. Marvin Dinetz, Mr. Eric W. Neumann, Mr. Jeffrey A. Marcus, Mr. John H. Massey and certain Directors of the Borrower shall not be included in the determination of Consolidated EBITDA for any period occurring on or after the Second Restatement Effective Date.

         "Consolidated Indebtedness" shall mean, at any time, without duplication, the sum of the aggregate outstanding principal amount of all Indebtedness for borrowed money and the principal component of Capitalized Lease Obligations of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Cash Interest Expense" shall mean, for any period, the total consolidated cash interest expense of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period plus, without duplication, that portion of Capitalized Lease Obligations of Holdings and its Consolidated Subsidiaries representing the interest factor for such period in each case net of the total consolidated cash interest income of Holdings, its Consolidated Subsidiaries for such period.

         "Consolidated Net Income" shall mean, for any period, net after tax income of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Interest Expense" shall mean, for any period, the total consolidated interest expense of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP representing the interest factor for such period in each case net of the total consolidated cash interest income of Holdings and its Consolidated Subsidiaries for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement.

         "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Continuing Bank" shall mean each Existing Bank with a Commitment under this Agreement (immediately upon giving effect to the Second Restatement Effective Date).

         "Continuing Directors" shall mean the directors of Holdings on the Second Restatement Effective Date and each other director, if such director's nomination for election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors or any other nominee of the HM Group.

         "Convertible Preferred Stock" shall mean Holding's 7% Convertible Preferred Stock.

         "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document, the Amended and Restated Environmental Indemnity Agreement, the

Environmental Indemnity Agreement, the Amended and Restated Subsidiary Guaranty and the Subsidiary Guarantee.

         "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

         "Credit Party" shall mean Holdings, the Borrower and each Subsidiary thereof party to a Credit Document.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

         "Dinetz" shall mean Mr. Steven Dinetz.

         "Dinetz Employment Contract" shall mean the contract between Holdings and Dinetz.

         "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Second Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Second Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock).

         "Documentation Agent" shall mean Goldman Sachs Credit Partners L.P., in its capacity as Documentation Agent for the Banks hereunder.

         "Documents" shall mean the Transaction Documents, the Bridge Financing Documents and the Evergreen Acquisition Documents.

         "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

         "Drawing" shall have the meaning provided in Section 2.04(b).

         "EBIT" shall mean, for any period, net after tax income of any Person before Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

         "EBITDA" shall mean, for any period, EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at EBIT for such period.

         "8 3/4% Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the 8 3/4% Senior Subordinated Note Indenture relating to the issuance by the Borrower of the 8 3/4% Senior Subordinated Notes, as in effect on the Second Restatement Effective Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

         "8 3/4% Senior Subordinated Note Indenture" shall mean the indenture, dated as of June 24, 1997, between the Borrower and United States Trust Company of Texas, as Trustee, as amended, modified, extended, reserved, replaced, restated or supplemented from time to time pursuant to the terms hereof and thereof.

         "8 3/4% Senior Subordinated Notes" shall mean the Borrower's
8 3/4% Senior Subordinated Notes due 2007 issued pursuant to the 8 3/4% Senior Subordinated Note Indenture.

                 "Eligible Transferee" shall mean and include a commercial bank, mutual funds, financial institution or other institutional "accredited investor" (as defined in Regulation D of the Securities Act).

         "Employee Stock Option Plan" shall mean (i) the Chancellor
Corporation Stock Award Plan, (ii) the 1994 Directors Stock Option Plan and
(iii) any plan, to be entered into after the Second Restatement Effective Date, for the compensation of management of Holdings or any of its Subsidiaries, or any arrangement for the benefit of management of Holdings or any of its Subsidiaries, in form and substance reasonably acceptable to the Managing Agent.

         "EMHC" shall mean Evergreen Mezzanine Holdings Corporation, a Delaware corporation, which, no later than the date upon which the Evergreen Merger is consummated, shall own all of the issued and outstanding capital stock of Evergreen Media of LA.

         "End Date" shall have the meaning provided in the definition of Applicable Margin.

         "Environmental Claims" shall have the meaning provided in the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement.

         "Environmental Indemnity Agreement" shall have the meaning provided in
Section 5.12.

         "Environmental Law" shall have the meaning provided in the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Second Restatement Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b),
(c), (m) or (o) of the Code.

         "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Eurodollar Rate" shall mean the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1%) by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "Event of Default" shall have the meaning provided in Section 10.

         "Evergreen" shall mean Evergreen Media Corporation, a Delaware corporation.

         "Evergreen Acquisition Documents" shall mean the Evergreen Merger Agreement and all other agreements and documents relating to the Evergreen Merger.

         "Evergreen Administrative Agent" shall have the meaning provided in
Section 1.01(c).

         "Evergreen Loan Agreement" shall have the meaning provided in Section 1.01(c).

         "Evergreen Merger" shall mean the merger of Holdings with and into EMHC and the merger of the Borrower with and into Evergreen Media of LA, with EMHC and Evergreen of LA being the surviving corporations, pursuant to the Evergreen Merger Agreement.

         "Evergreen Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of February 19, 1997 by and among Holdings, the Company, Evergreen and Evergreen Media of LA.

         "Evergreen Media of LA" shall mean Evergreen Media Corporation of Los Angeles, a Delaware corporation.

         "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with
Section 9.07(a) and (b), except to the extent financed with the proceeds of Indebtedness or pursuant to Capitalized Lease Obligations, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries (excluding
(1) payments with proceeds of issuances of Indebtedness or equity or with proceeds of asset sales and (2) payments of Loans or other Obligations), provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) (but not as a reduction to the amount of Scheduled Repayments pursuant to another provision of this Agreement) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) dur-ing such period, (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, (iv) the amount of all expenses (including expenses incurred in connection with acquisitions) that have been paid during such period to the extent that such expenses have been capitalized in accordance with GAAP but only to the extent that the payment thereof does not otherwise reduce Adjusted Consolidated Net Income and (v) the aggregate amount of any payments made by Holdings to reduce the principal amount of Indebtedness under the Bridge Financing.

         "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending December 31, 1997).

         "Excess Cash Payment Period" shall mean with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchangeable Preferred Stock" shall mean the Borrower's 12% Exchangeable Preferred Stock due 2009.

         "Exchangeable Preferred Stock Documents" shall mean each document relating to the Exchangeable Preferred Stock (including, without limitation, the 12% Junior Exchange Debenture Indenture and all documents relating thereto).

         "Existing Banks" shall mean each Person which was a Bank under, and as defined in, the Existing Credit Agreement.

         "Existing Chancellor Entities" shall mean Holdings, the Borrower and each of the Borrower's Subsidiaries prior to giving effect to the Viacom Acquisition.

         "Existing Credit Agreement" shall have the meaning provided in the first Whereas clause of this Agreement.

         "Existing Debt" shall have the meaning provided in Section 5.06(a).

         "Existing Debt Agreements" shall have the meaning provided in Section 5.06(a).

         "Existing Letters of Credit" shall mean those letters of credit outstanding under the Existing Credit Agreement prior to the Second Restatement Effective Date and which remain outstanding following the Second Restatement Effective Date, as disclosed on Schedule II.

         "Existing Loans" shall mean, collectively the Existing Term Loans and the Existing Revolving Loans.

         "Existing Mortgage Policies" shall mean the "Mortgage Policies" under, and as defined in, the Existing Credit Agreement.

         "Existing Mortgaged Properties" shall mean all Real Property of the Borrower and its Subsidiaries listed on Part A of Schedule II and designated as "Existing Mortgaged Properties" therein.

         "Existing Mortgages" shall mean all "Mortgages" (as defined in the Existing Credit Agreement), "Existing Mortgages" (as defined in the Existing Credit Agreement) and "Additional Mortgages" (as defined in the Existing Credit Agreement) granted by the Borrower and its Subsidiaries or assumed pursuant to the Existing Credit Agreement which have not been released by the lenders thereunder prior to the Second Restatement Effective Date.

         "Existing Revolving Loans" shall mean the "Revolving Loans" under, and as defined in the Existing Credit Agreement.

         "Existing Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Existing Senior Subordinated Note Indenture, the Second Senior Subordinated Note Indenture and the Supplemental Indenture) relating to the issuance by the Borrower of the Existing Senior Subordinated Notes, as in effect on the Second Restatement Effective Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

         "Existing Senior Subordinated Note Indenture" shall mean that certain indenture dated as of October 12, 1994 by and between the Borrower and United States Trust Company of Texas, as Trustee, as amended, modified, extended, renewed, replaced, restated or supplemented prior to the effectiveness of the Indenture Amendment.

         "Existing Senior Subordinated Notes" shall mean the Borrower's 9 3/8% Senior Subordinated Notes due 2004 issued pursuant to the Second Senior Subordinated Note Indenture and any of the Borrower's 12 1/2% Senior Subordinated Notes due 2004 issued pursuant to the Existing Senior Subordinated Note Indenture which remain outstanding following the Tender Offer.

         "Existing Term Loans" shall mean the "Term Loans" under, and as defined in, the Existing Credit Agreement.

         "Facing Fee" shall have the meaning provided in Section 3.01(c).

         "FCC" shall mean the Federal Communications Commission, or any successor thereto.

         "FCC Consent" shall have the meaning provided in Section 5.07(c).

         "FCC Licenses" shall have the meaning provided in Section 7.23.

         "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Managing Agent from three Federal Funds brokers of recognized standing selected by the Managing Agent.

         "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

         "GAAP" shall have the meaning provided in Section 13.07(a).

         "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to such Bank, and Loans made, under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Bank now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of the Borrower owing under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

         "Guarantor" shall mean Holdings and any guarantor that is party to the Amended and Restated Subsidiary Guaranty or the Subsidiary Guaranty.

         "Guaranty" shall mean the guaranty made by Holdings pursuant to
Section 14, the Amended and Restated Subsidiary Guaranty, the Subsidiary Guaranty and any guaranty executed pursuant to Section 8.12(e).

         "Hazardous Materials" shall have the meaning provided in the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement.

         "HM Group" shall mean, collectively, (i) Hicks, Muse, Tate & Furst Incorporated, its Affiliates and Dinetz taken as a whole, (ii) so long as Hicks, Muse, Tate & Furst Incorporated, its Affiliates and Dinetz taken as a whole possess sole voting right with respect to the Voting Stock held by each such individual, such individuals who are or were employees, officers, directors or partners of Hicks, Muse, Tate & Furst Incorporated or such Affiliate and the family members of such individuals or trusts created for the sole benefit of such family members and (iii) so long as Hicks, Muse, Tate & Furst Incorporated, its Affiliates and Dinetz taken as a whole possess sole voting right with respect to the Voting Stock of Holdings held by each such Person, any Person not otherwise described by clause (i) and (ii) above, provided that the aggregate number of shares held by all such Persons in accordance with this clause (iii) at any time shall not exceed 3% of the aggregate number of shares held by the Persons described in clause (i) and (ii) above at such time.

         "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

         "Holdings Class A Common Stock" shall have the meaning provided in
Section 7.14(a).

         "Holdings Class B Common Stock" shall have the meaning provided in
Section 7.14(a).

         "Holdings Class C Common Stock" shall have the meaning provided in
Section 7.14(a).

         "Holdings Common Stock" shall mean Holdings Class A Common Stock, Holdings Class B Common Stock and Holdings Class C Common Stock.

         "Holdings Guaranty" shall mean the guaranty provided to the Banks pursuant to Section 14.

         "Holdings Subordinated Notes" shall have the meaning set forth in
Section 9.04(vii).

         "Indebtedness" shall mean, as to any Person, without duplication, (1) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services due more than 90 days after acquisition of the property or receipt of services or which is otherwise represented by a note, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or
(vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the lesser of the amount of such Indebtedness and the value of the respective property), (iv) Capitalized Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement or under any similar type of agreement; provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

         "Indenture Amendment" shall mean the amendment to the Existing Senior Subordinated Note Indenture (as so amended and as the same may be further amended, modified, restated or supplemented from time to time, the "Supplemental Indenture") eliminating substantially all of the restrictive covenants therein, as described in the Offer to Purchase and Consent Solicitation Statement.

         "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

         "Interest Period" shall have the meaning provided in Section 1.09.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

         "Issuing Bank" shall mean, BTCO and any Bank which at the request of the Borrower and with the consent of the Managing Agent agrees, in such Bank's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Bank on the Second Restatement Effective Date is BTCo.

                 "KIBB" shall mean KIBB Inc., a Delaware corporation.

                 "KYSR" shall mean KYSR Inc., a Delaware corporation.

                 "L/C Supportable Obligations" shall mean (i) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

                 "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                 "Lenders" shall have the meaning provided in Section 1.01(c).

                 "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                 "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                 "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings relating to Letters of Credit.

                 "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

                 "Leverage Ratio" shall mean on the date of determination thereof the ratio of (x) Consolidated Indebtedness on such date less the outstanding principal amount of the Bridge Financing on such date to (y) (i) in the case of any date occurring on or after the Test Period ending June 30, 1997 (but prior to the last date of the next succeeding Test Period), Consolidated EBITDA for such Test Period multiplied by 4, (ii) in the case of any date occurring on or after the Test Period ending September 30, 1997 (but prior to the last date of the next succeeding Test Period), Consolidated EBITDA for such Test Period multiplied by 2, (iii) in the case of any date occurring on or after the Test Period ending December 31, 1997 (but prior to the last date of the next succeeding Test Period), Consolidated EBITDA for such Test Period multiplied by 4/3 and (iv) thereafter Consolidated EBITDA for the Test Period most recently ended (taken as one accounting period) and ending on such date, provided that, with respect to periods prior to June 30, 1998, for purposes of calculating the Leverage Ratio, Consolidated EBITDA shall include Broadcast Cash Flow of all Stations owned on the date of determination for less than the entirety of such Test Period as if such Stations had been owned by the Borrower or its Subsidiaries for the full Test Period, less corporate overhead attributable to such Stations for such Test Period. Notwithstanding anything to the contrary contained in the immediately preceding sentence, for purposes of determining the Leverage Ratio in connection with Sections 3.01(a), the denominator shall be Consolidated EBITDA for the then most recently ended Test Period.

                 "License Subsidiary" shall mean Chancellor Broadcasting Licensee, Shamrock, Shamrock Radio, Shamrock Broadcasting Licenses and Trefoil, KIBB, KYSR, WDRQ and WLIT.

                 "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                 "Loan" shall mean each Term Loan and each Revolving Loan.

                 "Management Agreements" shall have the meaning provided in
Section 5.05.

                 "Managing Agent" shall mean Bankers Trust Company, in its capacity as Managing Agent for the Banks hereunder, and shall include any successor to the Managing Agent appointed pursuant to Section 12.09.

                 "Margin Stock" shall have the meaning provided in Regulation U.

                 "Maturity Date" shall mean the earlier of (x) the date of consummation of the Evergreen Merger and (y) July 2, 2004.

                 "Monitoring and Oversight Agreements" shall have the meaning provided in Section 9.06(iv).

                 "Mortgage" shall have the meaning provided in Section 5.11(a), and, after the execution and delivery thereof, shall include each Additional Mortgage delivered pursuant to Section 8.12.

                 "Mortgage Amendment" shall have the meaning provided in
Section 5.11(a).

                 "Mortgage Policies" shall have the meaning provided in Section 5.11(c).

                 "Mortgaged Properties" shall have the meaning provided in
Section 5.11(a) and shall include any real property mortgaged pursuant to
Section 8.12.

                 "Net Interest Expense" shall mean, for any period, the total interest expense of any Person for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of such Person representing the interest factor for such period in each case net of the total consolidated cash interest income of such Person for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement.

                 "Net Sale Proceeds" shall mean for any sale, lease, transfer or other disposition of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by Holdings and/or any of its Subsidiaries from such sale, lease, transfer or other disposition, net of reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses and reasonable expenses incurred for preparing such assets for sale, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Banks pursuant to this Agreement) which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by Holdings' consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; but excluding any portion of any such gross cash proceeds which Holdings determines in good faith should be reserved for post-closing adjustments (to the extent Holdings' delivers to the Banks a certificate signed by an Authorized Officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date).

                 "New Banks" shall mean each of the Persons listed on Schedule I hereto which is not a Continuing Bank.

                 "Non-Continuing Bank" shall have the meaning provided in
Section 13.18.

                 "Non-Defaulting Bank" shall mean and include each Bank which is not a Defaulting Bank.

                 "Note" shall mean each Term Note and each Revolving Note.

                 "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                 "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                 "Notice Office" shall mean the office of the Managing Agent located at 130 Liberty Street, New York, New York 10006, Attention: Mary Kay Coyle, or such other office as the Managing Agent may hereafter designate in writing as such to the other parties hereto.

                 "Obligations" shall mean all amounts owing to the Managing Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                 "Offer to Purchase and Consent Solicitation Statement" shall mean the Offer to Purchase and Consent Solicitation Statement, dated as of May 2, 1997, mailed to the holders of the Existing Senior Subordinated Notes on or about May 2, 1997 in connection with the Tender Offer and Indenture Amendment.

                 "OmniAmerica Equity Issuance" shall mean the issuance by Holdings of Class A Common Stock to the OmniAmerica Group pursuant to the acquisition by the Borrower of certain Stations previously owned by the OmniAmerica Group.

                 "OmniAmerica Stations" shall have the meaning provided in the Existing Credit Agreement.

                 "Operating Agreement" shall have the meaning provided in
Section 8.04.

                 "Original Credit Agreement" shall mean the Credit Agreement, dated as of February 19, 1996, among Holdings, the Borrower, the Banks (as defined therein) from time to time party thereto and the Managing Agent.

                 "Participant" shall have the meaning provided in Section
2.03(a).

                 "Payment Office" shall mean the office of the Managing Agent located at 130 Liberty Street, New York, New York 10006, Attention: Mary Kay Coyle, or such other office as the Managing Agent may hereafter designate in writing as such to the other parties hereto.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                 "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Managing Agent in its reasonable discretion.

                 "Permitted Issuance" shall mean (a) the issuance by Holdings of options or other equity securities of Holdings to outside directors, members of management or employees of Holdings or any Subsidiary of Holdings, (b) the issuance of securities as interest or dividends on pay-in-kind debt or preferred equity securities permitted hereunder and under the other Credit Documents, (c) the issuance to Holdings or any Subsidiary (or any director, with respect to directors' qualifying shares) by any of its Subsidiaries of any of their respective capital stock, in each case with respect to this clause (c) to the extent such capital stock is pledged to the Collateral Agent pursuant to the applicable Pledge Agreement (provided that only 65% of the voting capital stock of a foreign Subsidiary of the Borrower is required to be so pledged) and
(d) the issuance by Holdings of shares of capital stock of Holdings to infuse additional capital into Holdings in an aggregate amount not to exceed $25,000,000.

                 "Permitted Liens" shall have the meaning provided in Section 9.01.

                 "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                 "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), the Borrower or a Subsidiary of the Borrower or an

ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

                 "Pledge Agreements" shall mean the Subsidiary Pledge Agreement, the Amended and Restated Holdings Pledge Agreement, the Amended and Restated Borrower Pledge Agreement and the Amended and Restated Subsidiary Pledge Agreement.

                 "Pledge Agreement Collateral" shall mean all "Collateral" as defined in each of the Pledge Agreements.

                 "Pledged Securities" shall mean "Pledged Securities" as defined in each of the Pledge Agreements.

                 "Prime Lending Rate" shall mean the rate which Bankers Trust Company announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers Trust Company may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                 "Projections" shall have the meaning provided in Section
7.05(d).

                 "Quarterly Payment Date" shall mean the last Business Day of each January, April, July and October occurring after the Second Restatement Effective Date.

                 "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                 "Recovery Event" shall mean the receipt by Holdings or any of its Subsidiaries of any (i) cash insurance proceeds payable (x) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of Holdings or any of its Subsidiaries and
(y) under any policy of insurance required to be maintained under Section 8.03 or (ii) condemnation award payable by reason of eminent domain or deed in lieu thereof.

                 "Register" shall have the meaning set forth in Section 13.17.

                 "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                 "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Reinvestment Assets" shall have the meaning provided in
Section 4.02(e).

                 "Release" shall have meaning provided on the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement.

                 "Replaced Bank" shall have the meaning provided in Section
1.13.

                 "Replacement Bank" shall have the meaning provided in Section 1.13.

                 "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

                 "Repurchased Notes" shall have the meaning provided in the definition of Tender Offer.

                 "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Term Loans and Revolving Loan Commitments represent an amount greater than 50% of the sum of (x) all outstanding Term Loans of Non-Defaulting Banks and (y) the Total Revolving Loan Commitment of Non-Defaulting Banks (or, if the Total

Revolving Loan Commitment has been terminated, the outstanding Revolving Loans of each Bank).

                 "Returns" shall have the meaning provided in Section 7.09.

                 "Revolving Loan" shall have the meaning provided in Section 1.01(b).

                 "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 13.04(b).

                 "Revolving Loan Conversion" shall have the meaning set forth in Section 1.01(b).

                 "Revolving Note" shall have the meaning provided in Section 1.05(a).

                 "RL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                 "Scheduled Repayments" shall have the meaning provided in
Section 4.02(b).

                 "SEC" shall have the meaning provided in Section 8.01(h).

                 "Second Restatement Effective Date" shall have the meaning provided in Section 13.10.

                 "Second Senior Subordinated Note Indenture" shall mean that certain indenture dated as of February 8, 1996 by and between the Borrower, the Licensee Subsidiary, as Guarantor and U.S. Trust Company of Texas, N.A., as Trustee.

                 "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b).

                 "Secured Creditors" shall have the meaning assigned that term in the Security Documents.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Security Agreements" shall mean and include the Subsidiary Security Agreement, the Amended and Restated Holdings Security Agreement, the Amended and Restated Borrower Security Agreement, the Amended and Restated Subsidiary Security Agreement and any Additional Security Document delivered pursuant to Section 8.12.

                 "Security Agreement Collateral" shall mean all "Collateral" as defined in each Security Agreement (which shall in any event exclude any interests in the FCC Licenses to the extent prohibited or ineffectual under applicable law).

                 "Security Document" shall mean and include each Pledge Agreement, each Security Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document required to be delivered pursuant to Section 8.12.

                 "Series A Exchangeable Preferred Stock" shall mean the Borrower's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock due 2008 issued concurrently with the Original Credit Agreement.

                 "Series A Exchangeable Preferred Stock Documents" shall mean each document relating to the Series A Exchangeable Preferred Stock (including, without limitation, the 12-1/4% Junior Exchange Debenture Indenture and all documents relating thereto).

                 "SFX" shall mean WBLI, Inc., WHFM, Inc., WBAB, Inc. and WGBB, Inc., all New York corporations, together with WBLI-FM, Inc. and SFX Broadcasting, Inc., two Delaware corporations.

                 "SFX Exchange" shall mean the simultaneous exchange by the Borrower of two of the OmniAmerica Stations (Stations WFYV (FM), Atlantic Beach and WAPE (FM), Jacksonville, Florida) and approximately $11,000,000 in cash for Stations WGBB (AM), Freeport, WBAB-FM, Babylon, WBLI (FM), Patchogue and WHFM
(FM), Southampton, New York (the "SFX Stations") in accordance with the terms and provisions of the SFX Exchange Documents.

                 "SFX Exchange Documents" shall mean the agreement, dated as of July 1, 1996, between the Borrower and SFX, as in effect on the Second Restatement Effective Date, and all other agreements and documents relating to the SFX Exchange.

                 "SFX Stations" shall have the meaning provided in the definition of SFX Exchange.

                 "Shamrock" shall mean Shamrock Broadcasting, Inc., a Delaware corporation.

                 "Shamrock Broadcasting Licenses" shall mean Shamrock Broadcasting Licenses of Denver, Inc., a Delaware corporation.

                 "Shamrock Radio" shall mean Shamrock Radio Licenses, Inc., a Delaware corporation.

                 "Shareholders' Agreements" shall have the meaning provided in
Section 5.05.

                 "Standby Letter of Credit" shall have the meaning provided in
Section 2.01 (a).

                 "Start Date" shall have the meaning provided in the definition of Applicable Margin.

                 "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                 "Station Swap" shall have the meaning provided in Section 9.02(ix).

                 "Stations" shall mean and include all of the radio stations owned and operated by Holdings and its Subsidiaries on the Second Restatement Effective Date, after giving effect to the Viacom Acquisition, and any radio stations acquired pursuant to Section 9.02.

                 "Stock Swapped Station" shall have the meaning provided in
Section 9.02(ix).

                 "Stock Swaps" shall have the meaning provided in Section 9.02(ix).

                 "Stock Target Station" shall have the meaning provided in
Section 9.02(ix).

                 "Stockholders Agreement" shall mean the amended and restated stockholders agreement dated as of February 14, 1996, among Holdings and the stockholders of Holdings party thereto, as amended through the Second Restatement Effective Date.

                 "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                 "Subsidiary Guarantee" shall have the meaning provided in
Section 5.08.

                 "Subsidiary Pledge Agreement" shall have the meaning provided in Section 5.09.

                 "Subsidiary Security Agreement" shall have the meaning provided in Section 5.10.

                 "Supermajority Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans represent an amount greater than 66 2/3% of outstanding Term Loans of Non-Defaulting Banks.

                 "Supplemental Indenture" shall have the meaning provided in the definition of Indenture Amendment.

                 "Swapped Station" shall have the meaning provided in Section 9.02(ix).

                 "Syndication Agent" shall mean each of NationsBank of Texas, N.A. and Toronto Dominion (Texas), Inc., each in its capacity as Syndication Agent for the Banks hereunder.

                 "Target Station" shall have the meaning provided in Section 9.02(ix).

                 "Tax Sharing Agreement" shall have the meaning provided in
Section 5.05.

                 "Taxes" shall have the meaning provided in Section 4.04(a).

                 "Tender Offer" shall mean (i) the Borrower's offer to purchase, in accordance with all applicable laws and the terms of the Tender Offer Documents, all of its outstanding 12 1/2% Senior Subordinated Notes due 2004 issued pursuant to the Existing Senior Subordinated Note Indenture (the "Repurchased Notes") and (ii) the valid tender of Repurchased Notes to the Borrower (and actual purchase by the Borrower thereof) of more than $30,001,000 in aggregate principal amount of Repurchased Notes.

                 "Tender Offer Documents" shall mean the Offer to Purchase and Consent Solicitation Statement and the Supplemental Indenture.

                 "Term Loan" shall have the meaning provided in Section
1.01(a).

                 "Term Loan Commitment" shall mean for each Bank the amount set forth opposite such Bank's name in Schedule I hereto in the column entitled "Tenn Loan Commitment" as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 13.04(b).

                 "Term Loan Conversion" shall have the meaning set forth in
Section 1.01(a).

                 "Term Notes" shall have the meaning provided in Section
1.05(a).

                 "Test Period" shall mean (i) for any determination made prior to June 30, 1998, the period from March 31, 1997 to the last day of the fiscal quarter then last ended and (ii) for any determination made thereafter, the four consecutive fiscal quarters then last ended (taken as one accounting period).

                 "Total Commitment" shall mean the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

                 "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

                 "Total Supermajority Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans and Revolving Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted RL Percentage or Letter of Credit Outstandings) represent an amount greater than 66-2/3% of outstanding Term Loans and Revolving Commitments (or after the termination thereof, outstanding Revolving

Loans and Adjusted RL Percentage or Letter of Credit Outstandings) of Non-Defaulting Banks.

                 "Total Term Loan Commitment" shall mean, at any time, the sum of the Term Loan Commitments of each Bank.

                 "Total Unutilized Revolving Loan Commitment" shall mean, at any time, the sum of the Unutilized Revolving Loan Commitments of each of the Banks.

                 "Trade Letter of Credit" shall have the meaning provided in
Section 2.01 (a).

                 "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being two separate Tranches, i.e., Term Loans and Revolving Loans.

                 "Transaction" shall mean and include the Viacom Acquisition, the Indenture Amendment, the Tender Offer, the amendment and restatement of the Existing Credit Agreement and related guaranties and security documents as provided herein, the Loans incurred on the Second Restatement Effective Date and the payment of fees and expenses in connection with the foregoing.

                 "Transaction Documents" shall mean the Tender Offer Documents, the Viacom Acquisition Documents, the Credit Documents and all other documents effectuating the Transaction or executed in connection therewith.

                 "Trefoil" shall mean Trefoil Communications, Inc., a Delaware corporation.

                 "12% Junior Exchange Debenture Indenture" shall mean that certain indenture dated as of the date of issuance of the 12% Junior Exchange Debentures, by and between the Borrower and the United States Trust Company of Texas, N.A., as trustee.

                 "12% Junior Exchange Debentures" shall mean the Borrower's Subordinated Notes due 2009 issued pursuant to the 12% Junior Exchange Debenture Indenture.

                 "12-1/4% Junior Exchange Debenture Indenture" shall I mean that certain indenture dated as of the date of issuance of the 12-1/4% Junior Exchange Debentures, by and between the Borrower and United States Trust Company of Texas, as trustee.

                 "12-1/4% Junior Exchange Debentures" shall mean the Borrower's Subordinated Notes due 2006 issued pursuant to the 12-1/4% Junior Exchange Debenture Indenture.

                 "12-1/4% Senior Cumulative Preferred Stock" shall mean the Borrower's Series A Senior Cumulative Exchangeable Preferred Stock due 2008.

                 "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                 "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

                 "United States" and "U.S." shall each mean the United States of America.

                 "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

                 "Unutilized Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Bank plus (ii) such Bank's Adjusted RL Percentage of all Letter of Credit Outstandings.

                 "Viacom" shall mean Viacom International, Inc. and its affiliates.

                 "Viacom Acquisition" shall have the meaning provided in
Section 5.07(a)(iv).

                 "Viacom Acquisition Documents" shall mean the Viacom Joint Purchase Agreement, the Stock Purchase Agreement dated as of February 16, 1997 between Viacom and Evergreen Media of LA and all other agreements and documents relating to the Viacom Acquisition.

                 "Viacom FCC Licenses" shall mean the FCC Licenses acquired by the Borrower pursuant to the Viacom Acquisition.

                 "Viacom Joint Purchase Agreement" shall mean the Joint Purchase Agreement, dated as of February 19, 1997 by and among Holdings, the Borrower, Evergreen Media of LA and Evergreen.

                 "Voting Stock" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person, or any class or classes of capital stock convertible into such stock at the option of the holders thereof.

                 "WDRQ" shall mean WDRQ Inc., a Delaware corporation.

                 "WDRQ Detroit Disposition" shall mean the sale of WDRQ to ABC for approximately $37,000,000 of gross cash proceeds subsequent to the Second Restatement Effective Date pursuant to the WDRQ Detroit Disposition Documents.

                 "WDRQ Detroit Disposition Documents" shall mean the Asset Purchase Agreement dated as of April 11, 1997 between the Borrower and ABC.

                 "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time. Any reference to a Wholly-Owned Subsidiary, unless expressly to a Wholly-Owned Subsidiary of another Person, shall mean a Wholly-Owned Subsidiary of the Borrower.

                 "WLIT" shall mean WLIT Inc., a Delaware corporation.

                 SECTION 12. The Managing Agent.

                 12.01 Appointment. The Banks hereby designate BTCo as Managing Agent (for purposes of this Section 12, the term "Managing Agent" shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Managing Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Managing Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Managing Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates. The Documentation Agent and Syndication Agent shall have no duties or liabilities in acting in such capacities hereunder.

                 12.02 Nature of Duties. The Managing Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. Neither the Managing Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Managing Agent shall be mechanical and administrative in nature; the Managing Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Managing Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                 12.03 Lack of Reliance on the Managing Agent. Independently and without reliance upon the Managing Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, the Managing Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Managing Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holdings and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                 12.04 Certain Rights of the Managing Agent. If the Managing Agent shall request instructions from the Required Banks with respect to any act or action

(including failure to act) in connection with this Agreement or any other Credit Document, the Managing Agent shall be entitled to refrain from such act or taking such action unless and until the Managing Agent shall have received instructions from the Required Banks; and the Managing Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, neither any Bank nor the holder of any Note shall have any right of action whatsoever against the Managing Agent as a result of the Managing Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                 12.05 Reliance. The Managing Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Managing Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Managing Agent.

                 12.06 Indemnification. To the extent the Managing Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Managing Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Managing Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Managing Agent's gross negligence or willful misconduct.

                 12.07 The Managing Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Managing Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Managing Agent in its individual capacity. The Managing Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                 12.08 Holders. The Managing Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Managing Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                 12.09 Resignation by the Managing Agent. (a) The Managing Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Managing Agent pursuant to clauses
(b) and (c) below or as otherwise provided below.

                 (b) Upon any such notice of resignation, the Banks shall appoint a successor Managing Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                 (c) If a successor Managing Agent shall not have been so appointed within such 15 Business Day period, the Managing Agent, with the consent of the Borrower, shall then appoint a successor Managing Agent who shall serve as Managing Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Managing Agent as provided above.

                 (d) If no successor Managing Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Managing Agent, the Managing Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the Managing Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Managing Agent as provided above.

                 SECTION 13. Miscellaneous.

                 13.01 Payment of Expenses, etc. (a) The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Managing Agent (including, without limitation, the reasonable fees and disbursements of White & Case and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Managing Agent in

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connection with its syndication efforts with respect to this Agreement and of the Managing Agent and, following an Event of Default, each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Managing Agent and, following an Event of Default, for each of the Banks including any reasonable allocated costs of in-house counsel); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Managing Agent and each Bank, and each of their respective officers, directors, employees, representatives, trustees and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Managing Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any of the Transaction Documents (including, without limitation, the Viacom Acquisition Documents and the Tender Offer Documents) or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, (excluding Environmental Laws which are governed by the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement) owned or at any time operated by Holdings or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Managing Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                 (b) Notwithstanding anything to the contrary contained in this Agreement, the indemnification provided for in this Section 13.01 shall not apply to

Environmental Claims, Hazardous Materials or Releases, all of which shall be governed exclusively by the Amended and Restated Environmental Indemnity Agreement and the Environmental Indemnity Agreement.

                 13.02 Right of Setoff; Collateral Matters. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Holdings or the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Holdings or the Borrower against and on account of the Obligations and liabilities of Holdings or the Borrower to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                 (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO BANK SHALL EXERCISE A RIGHT OF SETOFF, BANKER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE THAT IS NOT TAKEN BY THE REQUIRED BANKS OR APPROVED IN WRITING BY THE REQUIRED BANKS IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY BANK OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED BANKS SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE MANAGING AGENT, THE COLLATERAL AGENT AND THE BANKS HEREUNDER AND SHALL NOT CREATE ANY RIGHTS FOR THE BENEFIT OF ANY CREDIT PARTY OR ANY OTHER PERSON.

                 13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to Holdings, at Holdings' address specified opposite its signature below; if to the Borrower, at the Borrower's address specified opposite its signature below; if to any Bank, at its address specified opposite its name below; and if to the Managing Agent, at its Notice Office; or, as to any Credit Party or the Managing Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Managing Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Managing Agent and the Borrower shall not be effective until received by the Managing Agent or the Borrower, as the case may be.

                 13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any postdefault increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan and an increase in the available portion of any Commitment of any Bank shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or
(iii) release all or substantially all of the

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
Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                 (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Commitments (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to (i) its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (ii) in the case of any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Managing Agent shall be required in connection with any such assignment (which consent shall not be unreasonably withheld) and (iv) the Managing Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the
Managing Agent on the Register pursuant to Section 13.17 hereof.          To
the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Managing Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                 (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and, with the consent of the Agent, any Bank which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Bank from any of its obligations hereunder.

                 13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Managing Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Managing Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Managing Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Managing Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                 13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Managing Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                 (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                 (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                 13.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 9.07 through 9.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to
Section 7.05(a) (with the foregoing generally accepted accounting principles, subject to the preceding proviso, herein called "GAAP").

                 (b) All computations of interest, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                 13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF

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
THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS BILL EDWARDS, THE VICE PRESIDENT AND GENERAL MANAGER AT WALK=AM/FM, 66 COLONIAL DRIVE, PATCHOGUE, NEW YORK 11772 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE MANAGING AGENT UNDER THIS AGREEMENT. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE MANAGING AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                 (b) EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES

NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Managing Agent.

                 13.10 Effectiveness. (a) This Agreement shall become effective on the date (the "Second Restatement Effective Date") on which (i) each of the Borrower, each Agent, each Continuing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Managing Agent at its Notice Office and (ii) the conditions contained in Sections 5, 6 and 13.10(b) are met to the satisfaction of the Managing Agent and the Required Banks (determined immediately after the occurrence of the Second Restatement Effective Date). Unless the Managing Agent has received actual notice from any Bank that the conditions contained in Sections 5 and 6 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Managing Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Second Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Second Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5 or 6). The Managing Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Second Restatement Effective Date.

                 (b) On the Second Restatement Effective Date, each New Bank and each Continuing Bank shall have delivered to the Managing Agent for the account of the Borrower an amount equal to (i) in the case of each New Bank, the Term Loans and Revolving Loans to be made by such New Bank on the Second Restatement Effective Date and (ii) in the case of each Continuing Bank, the amount by which the principal amount of Loans to be made and/or converted by such Continuing Bank on the Second

Restatement Effective Date exceeds the amount of the Existing Loans of such Continuing Bank outstanding on the Second Restatement Effective Date. Notwithstanding anything to the contrary contained in this Section 13.10(b), in satisfying the foregoing condition, unless the Managing Agent shall have been notified by any Bank prior to the occurrence of the Second Restatement Effective Date that such Bank does not intend to make available to the Managing Agent such Bank's Term Loans and Revolving Loans required to be made by it on such date, then the Managing Agent may, in reliance on such assumption, make available to the Borrower the corresponding amounts in accordance with the provisions of Section 1.04 of this Agreement, and the making available by the Managing Agent of such amounts shall satisfy the condition contained in this
Section 13.10(b).

                 13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                 13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting
Bank) (with Obligations being directly affected), (i) extend the final scheduled maturity, or Scheduled Repayment of any Loan or Note or extend the stated maturity of any Letter of Credit beyond July 2, 2004, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash),
(ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Second Restatement Effective
Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (v) without the consent of the Managing Agent and each other Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Managing Agent, amend, modify or waive any provision of Section 12 as same applies to such Managing Agent or any other provision as same relates to the rights or obligations of such Managing Agent, (x) without the consent of the Collateral Agent, amend, modify or waive, any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Supermajority Banks, amend, modify or waive the definition of Supermajority Banks or this clause (y), and (z) without the consent of the Total Supermajority Banks, amend, modify or waive Section 9.04(xii) or 9.04(xiii), reduce the percentage specified in the definition of Total Supermajority Banks (it being understood that, with the consent of the Total Supermajority Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Total Supermajority Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Second Restatement Effective Date) or this clause (z). Notwithstanding anything to the contrary contained herein, the Managing Agent may enter into documentation (including any changes to this Agreement or the other Credit Documents) necessary to effect the increase in the Total Revolving Commitment pursuant to Section 9.04(xiv).

                 (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks are treated as described in clauses (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Revolving Loan Commitment and repay its Loans, in accordance with Sections 3.02(b) and 4.01(v), respectively, provided that in any event the Borrower shall not have the right to replace a Bank, terminate its Revolving Loan Commitment or repay its Loans solely as a result of the exercise of such Bank's rights ("and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

                 13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.06 and 13.01 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes the making and repayment of the Loans and the assignment by any Bank of its Commitment in accordance with Section 13.04(b).

                 13.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11,
2.05 or 4.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes giving rise to such increased costs after the date of the respective transfer).

                 13.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under the respective Section within one year after the later of (x) the date the Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Bank has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

                 13.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Bank agrees that it will use its best efforts not to disclose without the prior consent of Holdings or the Borrower (other than to its employees, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank) any information with respect to Holdings or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by Holdings to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the Managing Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors, provided that such prospective transferee, swap counterparty or swap counterparty's professional advisor agrees to abide by the provisions of this Section 13.16.

                 (b) Each of Holdings and the Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank).

                 13.17 Register. The Borrower hereby designates the Managing Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Managing Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Managing Agent on the Register only upon the acceptance by the Managing Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Managing Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Managing Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Managing Agent in performing its duties under this
Section 13-17.

                 13.18 Additions of New Banks; Conversion of Existing Loans of Continuing Banks; Termination of Commitments of Non-Continuing Banks. (a) On and as of the occurrence of the Second Restatement Effective Date in accordance with Section 13.10 hereof, each New Bank shall become a "Bank" under, and for all purposes of, this Agreement and the other Credit Documents.

                 (b) The parties hereto acknowledge that each Existing Bank has been offered the opportunity to participate in this Agreement, after the occurrence of the Second Restatement Effective Date, as a Continuing Bank hereunder, but that no Existing Bank is obligated to be a Continuing Bank.

                 (c) Notwithstanding anything to the contrary contained in the Existing Credit Agreement, this Agreement or any other Credit Document, the Borrower and each of the Banks hereby agree that on the Second Restatement Effective Date, (i) each Bank with a Commitment as set forth on Schedule I (after giving effect to the Second Restatement Effective Date) shall make or maintain (including by way of conversion) that principal amount of Term Loans and/or Revolving Loans to the Borrower as is required by Section 1.01, provided that if the Existing Loans of any Continuing Bank outstanding on the Second Restatement Effective Date (immediately before giving effect thereto) exceed the aggregate principal amount of Loans required to be made available by such Bank on such date (after giving effect to the Second Restatement Effective
Date), then Existing Loans of such Continuing Bank in an amount equal to such excess shall be repaid on the Second Restatement Effective Date, together with interest thereon, to such Continuing Bank and (ii) in the case of each Non-Continuing Bank, all of such Non-Continuing Bank's Existing Loans outstanding on the Second Restatement Effective Date shall be repaid in full on such date, together with interest thereon and all accrued Fees (and any other amounts) owing to such Non-Continuing Bank, and the Term Loan Commitment and/or Revolving Loan Commitment (under, and as defined in, the Existing Credit Agreement) of such Non-Continuing Bank, if any, shall be terminated, effective upon the occurrence of the Second Restatement Effective Date. Notwithstanding anything to the contrary contained in the Existing Credit Agreement, this Agreement or any other Credit Document, the parties hereto consent to the repayments and reductions required above, and agree that in the event that any Existing Bank shall fail to execute a counterpart of this Agreement prior to the occurrence of the Second Restatement Effective Date, such Existing Bank shall be deemed to be a Non-Continuing Bank and, concurrently with the occurrence of the Second Restatement Effective Date, the Revolving Loan Commitment (under, and as defined in, the Existing Credit Agreement) of such Existing Bank, if any, shall be terminated, all Existing Loans of such Existing Bank outstanding on the Second Restatement Effective Date shall be repaid in full, together with interest thereon and all accrued Fees (as defined in the Existing Credit Agreement) (and any other amounts) owing to such Existing Bank under the Existing Credit Agreement, and concurrently with the occurrence of the

Second Restatement Effective Date, such Existing Bank shall no longer constitute a "Bank" under this Agreement and the other Credit Documents, provided that all indemnities of the Credit Parties under the Existing Credit Agreement and the other Credit Documents (as in effect prior to the Second Restatement Effective Date) for the benefit of such Existing Bank shall survive in accordance with the terms thereof.

                 SECTION 14. Holdings Guaranty.

                 14.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit and to induce the Banks or any of their respective Affiliates to enter into Interest Rate Protection Agreements, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Secured Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Secured Creditors, or order, on demand, together with any and all reasonable expenses which may be incurred by the Managing Agent or the Secured Creditors in collecting any of the Guaranteed Obligations.

                 14.02 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in lawful money of the United States.

                 14.03 Nature of Liability. The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Managing Agent or the Secured Creditors on the indebtedness which the Managing Agent or such Secured Creditors repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, mora-torium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                 14.04 Independent Obligation. The obligations of Holdings hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

                 14.05 Authorization. Holdings authorizes the Managing Agent and the Secured Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                          (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Banks;

                          (f)     apply any sums by whomsoever paid or
                 howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liability or liabilities of Holdings or the Borrower remain unpaid;

                          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under the Holdings Guaranty.

                 14.06 Reliance. It is not necessary for the Managing Agent or the Secured Creditors to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                 14.07 Subordination. Any of the indebtedness of the Borrower relating to the Guaranteed Obligations now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Managing Agent and the Secured Creditors; and if the Managing Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Secured Creditors and be paid over to the Managing Agent on behalf of the Secured Creditors on account of the Guaranteed Obligations of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. The provisions of this Section
14.07 (and any claims of Holdings as described above) are subject to the provisions of Section 14.08(c) and (d).

                 14.08 Waiver. (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require the Managing Agent or the Secured Creditors to (1) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Managing Agent's or the Secured Creditors' power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Managing Agent and the Secured Creditors may, at their election, foreclose on any security held by the Managing Agent, the Collateral Agent or the Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law, including, but not limited to, the Communications Act), or exercise any other right or remedy the Managing Agent and the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Managing Agent and the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower or any other party or any security.

                 (b) Holdings waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Managing Agent and the Secured Creditors shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

                 (c) Holdings understands that to the extent the Guaranteed Obligations are secured by Real Property, Holdings shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on any such Real Property by trustee sale or any other reason impairing Holdings' or any secured creditors' right to proceed against the Borrower. Holdings hereby waives, to the fullest extent permitted by applicable laws, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. In addition, Holdings hereby waives, to the fullest extent permitted by applicable laws, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to Holdings under California Civil Code Sections 2787 through 2855 inclusive, 2899 and 3433.

                 (d) Holdings understands, is aware and hereby acknowledges that if the Banks elect to foreclose on any of the Mortgaged Property security nonjudicially, any right of subrogation of Holdings against the Borrower may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, Holdings may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. Holdings waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                 14.09 Nature of Liability. It is the desire and intent of Holdings and the Secured Creditors that this Holdings Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under this Holdings Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Holdings shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                          IN WITNESS WHEREOF, the parties hereto have caused
their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:
12655 North Central Expwy.                 CHANCELLOR BROADCASTING COMPANY
Suite 405
Dallas, TX 75243
Attention: Chief Financial Officer         By
Telephone: (972) 239-6220                    ----------------------------------
Telecopy: (972) 239-0220                     Name:
                                             Title:
with a copy to:

Hicks, Muse, Tate & Furst
Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy: (214) 740-7355

12655 North Central Expwy.                 CHANCELLOR RADIO BROADCASTING
Suite 405        COMPANY
Dallas, TX 75243
Attention: Chief Financial Officer
Telephone: (972) 239-6220                  By
Telecopy: (972) 239-0220                     ----------------------------------
                                             Name:
                                             Title:
with a copy to:

Hicks, Muse, Tate & Furst
Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy: (214) 740-7355

130 Liberty Street                         BANKERS TRUST COMPANY,
New York, New York 10006                    Individually and as Managing Agent
Tel: (212) 250-7188
Fax: (212) 250-7218
Attention: Thomas P. Prior                 By
                                             ----------------------------------
                                             Name:
                                             Title:


85 Broad Street                            GOLDMAN SACHS CREDIT PARTNERS L.P.,
New York, New York 10004                    Individually and as Documentation Agent
Tel: (212) 902-1608
Fax: (212) 346-3552
Attention: Ed Forst                        By
                                             ----------------------------------
                                             Name:
                                             Title:

901 Main Street                            NATIONSBANK OF TEXAS, N.A.,
Dallas, Texas 75202                         Individually and as Syndication Agent
Tel: (214) 508-2445
Fax: (214) 508-9390
Attention: David James                     By
                                             ----------------------------------
                                             Name:
                                             Title:

31 West 52nd Street                        TORONTO DOMINION (TEXAS), INC.,
New York, New York 10019                    Individually and as Syndication Agent
Tel: (212) 468-0300
Attention: Tom Westdyk
                                           By
                                             ----------------------------------
                                             Name:
                                             Title:

                                           ABN AMRO Bank N.V. Houston Agency

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                           BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BANK OF MONTREAL

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE BANK OF NEW YORK

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE BANK OF NOVA SCOTIA

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BANQUE NATIONALE DE PARIS

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BANQUE PARIBAS

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BARCLAYS BANK PLC

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           CAISSE NATIONALE DE CREDIT
                                            AGRICOLE

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE CHASE MANHATTAN BANK

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           COMPAGNIE FINANCIERE DE CIC
                                            ET DE L'UNION EUROPEENNE

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           CORESTATES BANK, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           CITIBANK, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           CREDIT SUISSE FIRST BOSTON

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           CYPRESSTREE INVESTMENT MANAGEMENT,
                                           INC.

                                                (As attorney in fact and on
                                                behalf of First Allmerica
                                                Financial Life Insurance Co.)

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE DAI ICHI KANGYO BANK, LTD.
                                            NEW YORK BRANCH

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           BANKBOSTON, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           FIRST UNION NATIONAL BANK

                                           BY:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           FLEET BANK, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE FUJI BANK, LIMITED

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           HELLER FINANCIAL, INC.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           KZH-ING-1 CORPORATION

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE LONG TERM CREDIT BANK OF
                                            JAPAN, LIMITED

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           MELLON BANK, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           MERRILL LYNCH SENIOR FLOATING
                                            RATE FUND, INC.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           MERITA BANK LTD

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           OCTAGON CREDIT INVESTORS LOAN
                                            PORTFOLIO (a unit of The Chase
                                            Manhattan Bank)

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           PARIBAS CAPITAL FUNDING LLC

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           PRIME INCOME TRUST

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           SENIOR DEBT PORTFOLIO,
                                            by Boston Management and Research.
                                            as Investment Advisor

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           SOCIETE GENERALE

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           UNION BANK OF CALIFORNIA, N.A.

                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST


                                           By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE I

                                  COMMITMENTS

                                     Term Loan      Revolving Loan
                 Bank                Commitment       Commitment         Total
                 ----                ----------     --------------       -----
Bankers Trust Company             $ 20,000,000.00  $ 17,500,000.00   $ 47,500,000.00

Goldman Sachs Credit Partners     $ 14,400,000.00  $ 12,600,000.00   $ 27,000,000.00
L.P.

NationsBank of Texas, N.A.        $ 14,400,000.00  $ 12,600,000.00   $ 27,000,000.00

Toronto Dominion (Texas), Inc.    $ 14,400,000.00  $ 12,600,000.00   $ 27,000,000.00

Bank of America National Trust    $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00
and Savings Association

BankBoston, N.A.                  $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Banque Paribas                    $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

The Chase Manhattan Bank          $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Societe Generate                  $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Union Bank of California, N.A.    $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Barclays Bank, PLC                $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Bank of Montreal                  $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Bank of New York                  $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

The Bank of Nova Scotia           $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Banque Francaise Du Commerce      $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00
Exterieur

Corestates Bank, N.A.             $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

                                     Term Loan     Revolving Loan
                 Bank                Commitment      Commitment         Total
                 ----                ----------    --------------       -----
Fuji Bank, Limited                $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00

Industrial Bank of Japan,         $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00
Limited, New York Branch

Merrill Lynch Senior Floating     $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00
Rate Fund, Inc.

Mitsubishi Trust and Banking      $ 12,000,000.00  $ 10,500,000.00   $ 22,500,000.00
Corporation

Van Kampen American Capital       $ 26,666,666.67  $ 23,333,333.33   $ 50,000,000.00
Prime Rate Income Trust

ABN AMRO Bank, N.V. Houston       $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00
Agency

Compagnie Financiere De CIC Et    $  9,333,333.34  $  8,166,666.66   $ 17,500,000.00
De L'Union Europeenne

Citibank, N.A.                    $  9,333,333.34  $  8,166,666.66   $ 17,500,000.00

Caisse Nationale De Credit        $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00
Agricole

Credit Suisse First Boston        $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00

CypressTree Investment            $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00
Management

The Dai Ichi Kangyo Bank, Ltd.    $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00

Prime Income Trust                $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00

First Union National Bank         $  9,333,333.33  $  8,166,666.67   $ 17,500,000.00

Fleet Bank, N.A.                  $  9,333,333.33  $  8,166,666.67   $ 17,500,000.00

Heller Financial, Inc.            $  4,800,000.00  $  4,200,000.00   $  9,000,000.00

KZH-ING-1 Corporation             $  6,400,000.00  $  5,600,000.00   $ 12,000,000.00

                                     Term Loan      Revolving Loan
                 Bank                Commitment       Commitment         Total
                 ----                ----------     --------------       -----
Long Term Credit Bank of Japan,   $  5,333,333.33  $  4,666,666.67  $ 10,000,000.00
Limited

Mellon Bank, N.A.                 $  4,800,000.00  $  4,200,000.00  $  9,000,000.00

Merita Bank Ltd                   $  5,333,333.33  $  4,666,666.67  $ 10,000,000.00

Octagon Credit Investors Loan     $  9,333,333.33  $  8,166,666.67  $ 17,500,000.00
Portfolio

Paribas Capital Funding LLC       $  6,400,000.00  $  5,600,000.00  $ 12,000,000.00

TOTAL                             $400,000,000.00  $350,000,000.00  $750,000,000.00

                                  SCHEDULE II

                           EXISTING LETTERS OF CREDIT

1.  [Bankers Trust Company letters of credit to remain in place after closing.]

                                  SCHEDULE III

                                 REAL PROPERTY
I.  MORTGAGED PROPERTY

    A.   REAL PROPERTY OWNED BY CHANCELLOR RADIO BROADCASTING COMPANY:

         1. A parcel located at 840 North Central Avenue, Phoenix, Maricopa County, Arizona, including broadcast studios and offices (KYOT-FM, KZON-FM, KOY-AM and KISO-AM Site).

         2. A parcel located at 6500 South 36th Street, Phoenix, Maricopa County, Arizona, including a transmitter facility and tower (KOY-AM Site).

         3. A parcel located at 2345 West Buckeye Road, Phoenix, Maricopa County, Arizona, including a transmitter facility and tower (KISO-AM Site).

         4. A parcel located in San Bernardino County, California, including a transmitter building and three towers (KMEN Transmitter/Studio Site).

         5. A parcel located in El Dorado County, California, including a transmitter building and four towers (KHYL Transmitter Site).

         6. A parcel located in Sutter County, California, including a transmitter building and a tower (Sutter County Site).

         7. A parcel located at 16925 Black Rock Road, Germantown, Montgomery County, Maryland, including a transmitter facility and 4 towers (WTEM-AM Site).

         8. A parcel located at Highway 47, Anoka County, Minnesota, including a transmitter facility and tower (KQQL-FM site).

         9. A vacant parcel located in Dakota County, Minnesota (Minnesota Property).

         10. A parcel located in Suffolk County, New York, including two transmitter buildings and a tower (WALK Transmitter Site).

         11. A parcel located at 66 Colonial Drive, Patchogue, Suffolk County, New York, including a studio building and a tower (WALK Studio/Office Site).

         12. A parcel located in Butler County, Ohio, including a building and a tower (WUBE Backup Transmitter Site).

    B.   REAL PROPERTY OWNED BY SHAMROCK BROADCASTING, INC.:

         1. A parcel located at 12040 N. 15th Drive, Shaw Butte, Phoenix, AZ (Transmitter Backup Site).

         2. A parcel located at 2201 W. Indiana, Los Angeles, CA (AM Transmitter Site).

         3. A parcel located at 6450 South Pennsylvania Street, Littleton, CO (AM transmitter site).

         4. A parcel located at 5510 Union Church Road, Flowery Branch (Hall County), GA (Transmitter Site).

         [5. A parcel located at 20979 Flag Street, Prior Lake, MN (AM Transmitter Site).]

         6. A parcel located at Cemetery Lane, Ross Township, Pittsburgh, PA (AM Transmitter Site).

    C.   REAL PROPERTY OWNED BY KYSR INC.

         1. A parcel located at 2555 Briarcrest Road, Los Angeles, CA (KYSR-FM Transmitter Site).

II. LEASEHOLD PROPERTY

    A.   REAL PROPERTY LEASED BY CHANCELLOR RADIO BROADCASTING COMPANY:

         1. KOOL Main Broadcast Studio & Offices Lease, 4745 N. 7th Street, Suite 204, Phoenix, AZ (Valley Commerce Building)
                         Owned by:         Valley Commerce Center Limited
                                           Partnership

          2.     KOOL Transmitter Lease (Communications Site
                 License) Phoenix South Mountain Park, Arizona
                         Owned by:         City of Phoenix, Arizona

          3. KOOL Auxiliary Transmitter, Communication Site 7, South Mountain, Arizona
                         Owned by:         NW Communications

          4.     KOOL Remote Lease, Shaw Butte, Arizona
                         Owned by:         Shamrock Broadcasting, Inc.

          5. KYOT-FM Transmitter Site License, Phoenix South Mountain Park, Arizona
                         Owned by:         City of Phoenix, Arizona

          6. KZON-FM Transmitter Site License, Phoenix South Mountain Park, Arizona
                         Owned by:         City of Phoenix, Arizona

          7. Remote Pick-up Antenna and Radio Receiver located at Shaw Butte, Arizona
                         Owned by:         Shamrock Broadcasting, Inc.

          8. KHYL Studio Office Lease, 2435 Marconi Avenue, Suite A, Sacramento, California
                         Owned by:         James Dong Mark, Trustee for the
                                           James Dong Mark Revocable Living
                                           Trust

          9.       KGGI FM Tower Lease, Running Springs, California
                         Owned by:         Kruse Microwave

          10.      KGGI FM Backup Tower Ground Lease, Riverside, California
                         Owned by:         Henry Broadcasting Company

          11. KMEN/KGGI Office/Studio Lease, 2001 Iowa Avenue, Riverside, Riverside County, California
                         Owned by:         Hunter Park Office Plaza, L.P.

          12.      WOMX Tower Lease, 22000 Fort Christmas Road, Bithlo, FL.
                         Owned by:         TowerCom, Limited

          13.      WOMX Studio/Office Lease, 1801 Lee Road, Suite 201, Winter
                   Park, FL.
                         Owned by:         Winter Park Joint Venture

          14. WJHM Studio/Office Lease, 37 Sky Line Drive, Suite 4200, Suntech Commerce Park, Lake Mary, FL.
                         Owned by:         First Atlanta Services Corp.

          15.      WJHM Tower Antenna License, 520 Miller Road, Orange City, FL
                         Owned by:         Lodestar Tower Orlando, LTD.

          16.      WXXL Tower Lease, 435 West Story Road, Winter Garden,
                   FL.
                         Owned by:         J.J. Taylor Companies, Inc.

          17. WXXL Studio/Office Lease, Suite 1024, Altamonte Springs, Seminole County, FL.
                         Owned by:         Teachers' Retirements System of the
                                           State of Illinois

          18.      WOCL FM Tower License, Volusia County, Florida
                         Owned by:         Lodestar Tower Orlando Ltd.

          19. WOCL FM Studio/Office Lease, 2101 West Hwy. 434, Longwood, Seminole County, Florida
                         Owned by:         Spring Offices, Ltd.

          20. WFYV Ground Lease, located between Hogan Road and Newton Road in Duval County, FL.
                         Owned by:         Lodestar Towers, Inc.

          21.      WFYV Tower License, 8541 Newton Road, Atlantic Beach, FL.
                         Owned by:         Lodestar Tower Jacksonville, Ltd.

          22. WAPE Main Tower Site Lease, 1094 East Adams Street, Jacksonville, FL.
                         Owned by:         Big League Tower Associates

          23. WTEM/WBIG/WGMS Studio Office I-ease, 11300 Rockville Pike, Rockville, NM
                         Owned by:         One Central Plaza Joint Venture

          24.      KTCJ AM Tower License, Hennepin County, Minnesota
                         Owned by:         City of New Hope, Minnesota

          25. KTCJ AM Transmitter Building Ground Lease, Hennepin County, Minnesota
                         Owned by:         Robert P. Kinney and Mary E. Kinney

          26.      KTCZ FM Tower Lease, Shoreview, Ramsey County, Minnesota

                         Owned by:         United Television,Inc. and Chancellor
                                           Broadcasting Company is actually a
                                           general partner of Shoreview FM
                                           Group which is the lessee under this
                                           lease

          27. KTCZ/KTCJ Studio/Office Lease, Minneapolis, Hennepin County, Minnesota
                         Owned by:         Butler Properties, LLC.

          28.      KDWB Studio Lease, South Third Street, Minneapolis,
                   Minnesota

          29.      KDWB Tower Lease, Shoreview, Minnesota
                         Owned by:         United Television, Inc.

          30. KQQL/WBOB Studio Office Lease, 920 Dain Plaza, 60 South 6th Street, Minneapolis, MN.
                         Owned by:         Brookfield Development California,
                                           Inc.

          31.      WBOB Transmitter Lease, Shoreview, MN.
                         Owned by:         United Television

          32.      WBOB Auxiliary Transmitter Lease, The University of
                   Minnesota
                         Owned by:         Regents of the University of
                                           Minnesota

          33. Storage Space Leases at 10830 Greenbrier (KQQL) and 300 N. 5th Street (WBOB), Minneapolis, Minnesota
                         Owned by:         Minikahda Mini Storage

          34.      WYGY Transmitter Lease, Hamilton, Ohio
                         Owned by:         Jacor Communications, Inc.

          35.      WUBE, FM Tower/Transmitter Lease, Cincinnati, Hamilton
                   County, Ohio
                         Owned by:         Scripps-Howard Broadcasting

          36. WUBE/ WYGY Studio/Office Lease, 225 E. Sixth Street, Cincinnati, Ohio
                         Owned by:         R.E. Dietz & Company, Inc.

          37.      WUBE AM Tower Lease, 1430 Martin Drive, Cincinnati, Ohio
                         Owned by:         City of Cincinnati

          38.      WBIG Transmitter Lease, 5232 Lee Highway, Arlington, VA
                         Owned by:         WAVA Building Limited Partnership

          39. WGMS/WBIG Auxiliary Transmitter Lease, 5321 First Place, N.E., Washington, DC
                         Owned by:         Colfax Towers, Inc.

          40.     WGMS Transmitter Lease, America University, Washington, DC
                         Owned by:         The America University

    B.    REAL PROPERTY LEASED BY SHAMROCK BROADCASTING INC.:

          1. KMLE Radio Station Lease, 645 East Missouri Avenue, Suite 244, Phoenix, AZ
                         Owned by:         CBS Investment Realty, Inc.

          2.      KMLE Radio Station Lease, South Mountain Park, Phoenix, AZ
                         Owned by:         KSAZ-TV

          3.      KMLE Radio Station Lease, South Mountain Park, Phoenix, AZ
                         Owned by:         City of Pheonix

          4.      Corporate Office Lease, 4444 Lakeside Drive, 2nd Floor,
                  Burbank, CA
                         Owned by:         Shamrock Holdings of California

          5. KZLA Radio Station Lease, 330 North Brand Boulevard, Suite 800, Glendale, CA
                         Owned by:         WRC Properties, Inc.

          6.      KZLA Radio Station Lease, 123 CBS Lane, Mt. Wilson, CA
                         Owned by:         CBS, Inc.

          7.      KZLA Radio Station Lease, Flint Peak, Glendale, CA
                         Owned by:         Peak Property Corporation

          8.      KABL Radio Station Lease, Sand Island, Oakland, CA
                         Owned by:         Port of Oakland

          9.      KABL-KBGG Radio Station Lease, 1025 Battery Street, San
                  Francisco, CA
                         Owned by:         Soraya Imports, Inc.

          10.     KBGG Radio Station Lease, Mount Beacon, Sausalito, CA
                         Owned by:         Sundial Broadcasting

          11.     KBGG Radio Station Lease, Sunol Ridge, Pleasanton, CA
                         Owned by:         Sunol Development Company

          12.     KBGG Radio Station Lease, 2500 Vineyard Avenue, Alameda
                  County, CA
                         Owned by:         Dennis Homer

          13. KSAN and KNEW Radio Station Lease, 750 Battery Street, San Francisco, CA
                         Owned by:         James P. Edmondson

          14. KBGG and KSAN Radio Stations Lease, 724 Battery Street, San Francisco, CA
                         Owned by:         Russell Reese

          15.     KNEW Radio Station Lease, Pt. Isabel, Richmond, CA
                         Owned by:         City of Richmond

          16.     KNEW Radio Station Lease, Pt. Isabel Treatment Plant,
                  Richmond, CA
                         Owned by:         East Bay Municipal Utility District

          17. KSAN Radio Station Lease, Radio Road, San Bruno Mountain, San Mateo County, CA
                         Owned by:         Watson Communication Systems, Inc.

          18. KBGG and KSAN Radio Station Lease, Mount Diablo, Contra Costa County, CA
                         Owned by:         The RDS Company

          19. KALC/KIMN Studio/Office Lease, The Tabor Center, 1200 17th Street, Suite 2300, Denver, CO.
                         Owned by:         Tabor Center Associates

          20. KXXL Radio Station Lease, One Civic Center Plaza, 1560 Broadway, Suite 1100, Denver, CO
                         Owned by:         Hamilton Oil Building Partnership

          21.     KXKL Radio Station Lease, Mount Chief, Jefferson County, CO
                         Owned by:         Mikes-Stone Joint Venture

          22.     KXKL Radio Station Lease, 6091 Marshall Road, Boulder, CO
                         Owned by:         Russell W. Schaffer

          23.     KZDG Radio Station Lease, 6750 Weld County Road 17, Weld
                  County, CO
                         Owned by:         Tsunami Communications

          24. WFOX Radio Station Lease, 2000 Riveredge Parkway, Suite 797, Atlanta, GA
                         Owned by:         Carlyle Real Estate Partnership]

          25. KEEY and KFAN Radio Stations Lease, Norwest Financial Center, 7900 Xerxes Avenue, Suite 102, Bloomington, MN
                         Owned by:         Zeller - Minnesota Limited

          26.     KEEY Radio Station Lease, 550 Gramsle Road, Shoreview, MN
                         Owned by:         United Television

          27. KEEY Radio Station Lease, 805 8th Street, IDS Building, Minneapolis, MN
                         Owned by:         Broadcast Services, Inc.

          28. KEEY and KFAN Radio Stations Lease, 611 Frontenac Place, St. Paul, MN
                         Owned by:         1400, Inc.

          29. WHTZ Radio Station Lease, Harmon Tower South, 5th Floor, 333 Meadowlands Parkway, Secaucus, NJ
                         Owned by:         Hartz Mountain Associates

          30.     WHTZ Radio Station Lease, 737 Third Avenue, 32nd Floor, New
                  York, NY
                         Owned by:         Alper Securities, inc.

          31.     WHTZ Radio Station Lease, Empire State Building, New York, NY
                         Owned by:         Empire State Building Company

          32. WWSW Radio Station Lease, One Allegheny Square, Suite 800, Pittsburgh, PA
                         Owned by:         Allegheny Center Associates

          33.     WWSW Radio Station Lease, 11 Television Hill, Pittsburgh, PA
                         Owned by:         WPXI, Inc.

    C.       REAL PROPERTY LEASED BY WLIT INC.

          1. WLIT Office/Studio Lease, 150 N. Michigan Avenue, Suite 1135, Chicago, IL
                         Owned by:         Park Place Associates

          2. WLIT Main Transmitter Lease, 233 S. Wacker Drive, Sears Tower, 102nd floor, Chicago, IL
                         Owned by:         Sears, Roebuck and Co.

          3. WLIT Backup Transmitter Lease, 875 N. Michigan Avenue, John Hancock Center - Room #9322, Chicago, IL
                         Owned by:
                                           --------------------------------

D.       REAL PROPERTY LEASED BY KYSR INC. AND KIBB INC.

          1. KYSR/KIBB Office/Studio Lease, 3500 West Olive Avenue, Suite 250, Burbank, CA
                         Owned by:         Toluca Lake Financial Center


          2.      KIBB Main Transmitter Lem, located at Mount Wilson, Los
                  Angeles, CA
                         Owned by:
                                           -------------------------------

          3.      KIBB-FM Translator Lease, located at Loop Canyon, Orange
                  County, CA
                         Owned by:         Commercial Activities Company

                                  SCHEDULE IV

                                  FCC LICENSES

Part A.   Chancellor Broadcasting License Company

KFBK(AM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KFBK(AM), SACRAMENTO, CALIFORNIA


===================================================================================
                                                                           Current
                                                                         Expiration
  Type of Authorization        Call Sign  FCC File Number   Grant Date      Date
===================================================================================
Main Station License            KFBK(AM)   BAL-931201E1     12/30/93    12/01/97
-----------------------------------------------------------------------------------
Renewal of License              KFBK(AM)   BR-900730YT      11/26/90    12/01/97
(short form)
-----------------------------------------------------------------------------------
License                         KFBK(AM)   BL-861217AA      02/10/87    12/01/97
(long form)
-----------------------------------------------------------------------------------
Emergency Broadcast System      KFBK(AM)   Issued 05/25/72     --       12/01/97
Authorization
===================================================================================


                  BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                        KFBK(AM), SACRAMENTO, CALIFORNIA

===================================================================================
                                                                         Current
                                                                        Expiration
Type of Authorization         Call Sign  FCC File Number   Grant Date      Date
===================================================================================
Remote Pickup                 KPK-421     BPLRE-910304MA    07/29/91    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KLP-415     BLRE-16595        12/04/68    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KA-88936    BMLRE-890616ME    08/01/89    12/01/97
-----------------------------------------------------------------------------------
Aural Studio Transmitter Link WGI-267     BPLST-88101lMD    12/09/88    12/01/97
-----------------------------------------------------------------------------------
Aural Studio Transmitter Link WLI-688     BPLST-881011ML    12/05/88    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup(1)              WHE-795     BPLRE-900123ME    05/10/90    12/01/97
===================================================================================

--------------------------
1. Authorization cannot be located in FCC files.

===================================================================================
                                                                         Current
                                                                        Expiration
Type of Authorization         Call Sign  FCC File Number    Grant Date     Date
===================================================================================
Remote Pickup                 KQQ-308    9301480153          03/09/93    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KPE-890    BPLRE-850320ME      05/13/85    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KPE-800    BPLRE-830315MK      08/13/84    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KPE-866    BPLRE-850320MC      05/06/85    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KPE-870    BPLRE-850320MD      05/06/85    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KB-96924   BLNRE-871125MB      01/15/88    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup                 KEH-389    BMLRE-841011ME      11/07/84    12/01/97
===================================================================================


KGBY(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KGBY(FM), SACRAMENTO, CALIFORNIA



===================================================================================
                                                                          Current
                                                                         Expiration
Type of Authorization          Call Sign  FCC File Number    Grant Date     Date
===================================================================================
Main Station License           KGBY(FM)   BALH-931201EJ       12/30/93    12/01/97
----------------------------------------------------------------------------------
License for Auxiliary Antenna  KGBY(FM)   BLH-911021KC        06/05/92    12/01/97
----------------------------------------------------------------------------------
Renewal of License             then,      BRH-900730A7        11/21/90    12/01/97
(short form)                   KAER(FM)
----------------------------------------------------------------------------------
License                        then,      BLH-850412KK        09/30/85    12/01/97
(long form)                    KAER(FM)
----------------------------------------------------------------------------------
Emergency Broadcast System     then,      Issued 10/10/78        --       12/01/97
Authorization                  KAER(FM)
===================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                       KGBY(FM), SACRAMENTO, CALIFORNIA



===================================================================================
                                                                          Current
                                                                         Expiration
Type of Authorization          Call Sign  FCC File Number    Grant Date     Date
===================================================================================
Aural Studio Transmitter Link   WLH-424    BPLST-851023MB     12/06/85    12/01/97
-----------------------------------------------------------------------------------
Remote Pickup(2)                KPK-422    BPLRE-900123MF     05/10/90    12/01/97
===================================================================================

-------------------------
2.   Authorization cannot be located in FCC files.

KHYL(FM) AND ASSOCIATED AUXILIARY STATIONS

                     MAIN STATION (FM), AUBURN, CALIFORNIA


===================================================================================
                                                                           Current
                                                                         Expiration
Type of Authorization         Call Sign    FCC File Number  Grant Date      Date
===================================================================================
Main Station license          KHYL         BALH-9404220GT   8/9/94         N/A
                              WLD-518
-----------------------------------------------------------------------------------
Auxiliary Antenna License     KHYL         BLH-930329KC     9/15/93      12/01/97
-----------------------------------------------------------------------------------
Transfer of Control           KHYL         BTCH-930316GL    3/29/93        N/A
From: Arthur Kern             WLD-518
To:   Arthur K. Kern
      Revocable Trust
-----------------------------------------------------------------------------------
Assignment of License         KHYL         BALH-920515EE    8/7/92         N/A
From: Elliot B. Evers,        WLD-518
      Receiver
To:   National Radio
      Partners, L.P.
-----------------------------------------------------------------------------------
Renewal of I.License          KHYL         BRH-9007317L     8/7/92       12/01/97
                              WLD-518
-----------------------------------------------------------------------------------
License                       KHYL         BLH-850521KC     07/30/85     12/01/97
                                                            Reissued
                                                            11/19/92 for
                                                            corrections
-----------------------------------------------------------------------------------
License for Auxiliary         KHYL         BLH-800208AG     12/2/80      12/01/97
Antenna and
Transmitter(3)
-----------------------------------------------------------------------------------
Emergency Broadcast System    KHYL         N/A              Issued       12/0l/97
Authorization                                               7/1/77
===================================================================================



--------------------
3. A copy of this authorization was not obtained. The file in which the authorization is contained was transferred to Gettysburg, Pennsylvania.

             CURRENT BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                          KHYL(FM), AUBURN, CALIFORNIA




===================================================================================
                                                                          Current
                                                                         Expiration
Type of Authorization      Call Sign   FCC File Number    Grant Date       Date
===================================================================================
Aural STL License          WLD-518      BPLST-890907MI    10/20/89       12/01/97
===================================================================================



WALK(AM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION WALK(AM), PATCHOGUE, NEW YORK


=======================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization           Call Sign   FCC File Number  Grant Date      Date
=======================================================================================
Main Station License            WALK(AM)    BAL-940422GU     07/29/94       06/01/98
                                WALK(FM)    BALH-940422GV    Consent
                                and                          Corrected and
                                Auxiliaries                  Reissued
                                                             08/17/94
---------------------------------------------------------------------------------------
Consent to Transfer Control of  WALK(AM)    BTC-930419EG     04/29/93       N/A
American Media, Inc.            WALK(FM)    BTCH-930419EH
From:  Arthur H. Kern           and
To:    Arthur H. Kern           Auxiliaries
       Revocable Trust
---------------------------------------------------------------------------------------
License Renewal Authorization   WALK(AM)    BR-910108UC      08/29/91       06/01/98
                                and
                                Auxiliaries
---------------------------------------------------------------------------------------
AM Broadcast Station License    WALK(AM)    BZ-851213AR      01/30/86       06/01/98
The "hours of operation are
specified in previous
authorization," which is
Modification of License
BZ-830909AH accompanied by
Standard Broadcast Station
License BR-810202H5/BZ-811022AI
---------------------------------------------------------------------------------------
Order to Show Cause Modifying   WALK(AM)    N/A              Issued         06/01/98
License to Specify Nighttime                                 11/18/87
Operation with Nominal power of                              Effective
102 Watts                                                    12/01/87
=======================================================================================

=======================================================================================
                                                                            Current
                                                                           Expiration
Type of Authorization              Call Sign   FCC File Number  Grant Date    Date
=======================================================================================
Notice of Parameters for Operation  WALK(AM)   N/A              Reissued    06/01/98
Under Pre-Sunrise Authority                                     04/26/94
(PSRA)
---------------------------------------------------------------------------------------
Revised Parameters for Operation    WALK(AM)   N/A              Reissued    06/01/98
Under Post-Sunset Authority                                     04/26/94
(PSSA)
---------------------------------------------------------------------------------------
Emergency Broadcast System          WALK(AM)   EBSA             06/12/72    06/01/98
Authorization
=======================================================================================

              CURRENT BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                         WALK(AM), PATCHOGUE, NEW YORK

FCC records indicate there are no auxiliary station licenses associated with WALK(AM).


WALK-FM AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION WALK-FM, PATCHOGUE, NEW YORK


=======================================================================================
                                                                               Current
                                                                             Expiration
Type of Authorization              Call Sign     FCC File Number   Grant Date    Date
=======================================================================================
Main Station License                WALK-FM       BALH-940422GV    07/29/94    06/01/98
                                    WALK(AM)      BAL-940422GU     Consent
                                    and                            Corrected
                                    Auxiliaries                    and
                                                                   Reissued
                                                                   08/17/94
---------------------------------------------------------------------------------------
Consent to Transfer Control of      WALK-FM       BTCH-930419EH    04/29/93    N/A
American Media, Inc.                WALK(AM)      BTC-930419EG
From:  Arthur H. Kern               and
To:    Arthur H. Kern               Auxiliaries
       Revocable Trust
---------------------------------------------------------------------------------------
FM Broadcast Station License,       WALK-FM       BLH-930714KA     10/14/93    06/01/98
Auxiliary Antenna
---------------------------------------------------------------------------------------
FM Broadcast Station License, Main  WALK-FM       BRH-910108UB     05/17/91    06/01/98
Antenna                             and
                                    Auxiliaries
=======================================================================================

=======================================================================================
                                                                             CURRENT
                                                                            EXPIRATION
TYPE OF AUTHORIZATION           CALL SIGN    FCC FILE NUMBER   GRANT DATE      DATE
=======================================================================================
License Renewal Authorization     WALK-FM      BRH-910108UB     05/17/91    06/01/98
                                  and
                                  Auxiliaries
---------------------------------------------------------------------------------------
Subsidiary Communications         WALK-FM      BRSCA-810202A2   05/29/81    06/01/98
Authorization                                  BSCA-384         05/31/78
---------------------------------------------------------------------------------------
Emergency Broadcast System        WALK-FM      EBSA             05/22/72    06/01/98
Authorization
=======================================================================================

             CURRENT BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                          WALK-FM, PATCHOGUE, NEW YORK


=======================================================================================
                                                                             CURRENT
                                                                            EXPIRATION
TYPE OF AUTHORIZATION           CALL SIGN    FCC FILE NUMBER   GRANT DATE      DATE
=======================================================================================
Aural STL License                     WGW-987    BMLST-920303MM   06/25/92    06/01/98
---------------------------------------------------------------------------------------
Aural Inter-City Relay (ICR) License  WMF-954    BPLIC-921221ME   05/13/93    06/01/98
---------------------------------------------------------------------------------------
Remote Pickup Base Mobile System      KPF-856    BPLRE-881020MF   12/09/88    06/01/98
License
Base No. 2
---------------------------------------------------------------------------------------
Remote Pickup Mobile System          KC-23745   BLNRE-881020ME   12/05/88    06/01/98
License
=======================================================================================



WUBE(AM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION WUBE(AM), CINCINNATI, OHIO

=======================================================================================
                                                                             CURRENT
                                                                            EXPIRATION
TYPE OF AUTHORIZATION           CALL SIGN    FCC FILE NUMBER   GRANT DATE      DATE
=======================================================================================
Main Station License              WUBE(AM)     BAL-940422GO    07/29/94      10/l/2004
---------------------------------------------------------------------------------------
Consent to Transfer Control       WUBE(AM)     BTC-930316GH    03/29/93      N/A
From:  Arthur H. Kern
To:    Arthur H. Kern
       Revocable Trust
=======================================================================================

=======================================================================================
                                                                             CURRENT
                                                                            EXPIRATION
TYPE OF AUTHORIZATION           CALL SIGN    FCC FILE NUMBER   GRANT DATE      DATE
=======================================================================================
Consent to Assignment of License   WUBE(AM)     BAL-911122HO      01/02/92       N/A
From: American Media, Inc.
To:   National Radio Partners,
      L.P.
---------------------------------------------------------------------------------------
Renewal of License                 WUBE(AM)     BR-890516UC       09/26/89     10/01/96
(short form)
---------------------------------------------------------------------------------------
License                            WUBE         BL-890731AB       11/09/89       N/A
---------------------------------------------------------------------------------------
Emergency Broadcast System         WUBE         N/A               Issued       10/01/96
Authorization                                                     05/25/72
=======================================================================================

WUBE-FM AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION WUBE(FM), CINCINNATI, OHIO


=======================================================================================
                                                                             CURRENT
                                                                            EXPIRATION
TYPE OF AUTHORIZATION           CALL SIGN    FCC FILE NUMBER   GRANT DATE      DATE
=======================================================================================
Main Station License               WUBE-FM      BALH-940422GQ    07/29/94    10/l/2004
---------------------------------------------------------------------------------------
Renewal of License                 WUBE-FM      BRH-890516UD     09/28/89    10/01/96
(short-form)
---------------------------------------------------------------------------------------
Consent to Transfer Control        WUBE-FM      BTCH-930316GK    03/29/93    N/A
From:  Arthur H. Kern
To:    Arthur H. Kern
       Revocable Trust
---------------------------------------------------------------------------------------
Consent to Assignment of License   WUBE-FM      BALH-911122HP    01/02/92    N/A
From:  American Media, Inc.
To:    National Radio Partners,
       L.P.
---------------------------------------------------------------------------------------
License                            WUBE-FM      BLH-930707KB     10/07/93    10/01/96
---------------------------------------------------------------------------------------
Construction Permit                WUBE-FM      BPH-9304141D     06/16/93    12/16/94
---------------------------------------------------------------------------------------
Emergency Broadcast System         WUBE-FM      N/A              05/22/72    N/A
Authorization
=======================================================================================

             CURRENT BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                           WUBE-FM, CINCINNATI, OHIO


=======================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=======================================================================================
Aural STL License             WMU-278     BMLST-930723MD    10/08/93        10/01/96
=======================================================================================


WYGY(FM) AND ASSOCIATED AUXILIARY STATIONS

                     MAIN STATION WYGY(FM), HAMILTON, OHIO


=======================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=======================================================================================
Main Station License          WYGY        BALH-940422GS    07/29/94       10/l/2004
                              KB-96945
---------------------------------------------------------------------------------------
Transfer of Control           WYGY        BTCH-930316GG    03/29/93       N/A
From:  Arthur H. Kern         KB-96945
To:    Arthur H. Kern
       Revocable Trust
---------------------------------------------------------------------------------------
Assignment of License         WZRZ        BALH-921021HH    12/17/92       N/A
From:  Reams Broadcasting     KB-96945
       Corporation
To:    National Radio
       Partners, L.P.
---------------------------------------------------------------------------------------
Renewal of License            WBVE        BRH-890531WC     10/2/89        10/01/96
                              KB-96945
---------------------------------------------------------------------------------------
License                       WBVE        BLH-860428KD    10/21/86        10/01/96
---------------------------------------------------------------------------------------
Emergency Broadcast System    WSKS        N/A              Issued         10/01/96
Authorization
=======================================================================================

(NOTE: "WZRZ", "WBVE", AND "WSKS" are the former call letters of "WYGY". Old authorizations will reflect these former call letters.)

                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                            WYGY(FM), HAMILTON, OHIO


=======================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization         Call Sign   FCC File Number  Grant Date       Date
=======================================================================================
R/P Mobile System License     KB-96945    BLNRE-880519     7/25/88        10/01/2004
=======================================================================================


WKYN(AM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION WKYN(AM), FLORENCE, KENTUCKY



=======================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization         Call Sign   FCC File Number  Grant Date       Date
=======================================================================================
Main Station License          WKYN(AM)         *                           10/01/2004
=======================================================================================


KTCJ(AM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KTCJ(AM), MINNEAPOLIS, MINNESOTA

=========================================================================================
                                                                               Current
                                                                              Expiration
Type of Authorization              Call Sign     FCC File Number  Grant Date    Date
=========================================================================================
Direct Measurement                   KTCJ         BZ-940111AB      09/28/93    04/01/2005
-----------------------------------------------------------------------------------------
Main Station license                 KICJ         BALH-940422GP    07/29/94    N/A
                                     and
                                     auxiliaries
-----------------------------------------------------------------------------------------
Consent to Transfer of Control       KTCJ         BTC-930316GJ     03/29/93    N/A
From:   Arthur H. Kern               and
To:     Arthur H. Ker                auxiliaries
        Revocable Trust
-----------------------------------------------------------------------------------------
Consent to Assignment of Permit and  KTCJ         BAPL-920515EF    07/07/92    N/A
License                              and
From:   Elliot B. Evers              auxiliaries
        Receiver
To:     National Radio Partners,
        L.P.
=========================================================================================

=========================================================================================
                                                                               Current
                                                                              Expiration
Type of Authorization               Call Sign    FCC File Number   Grant Date    Date
=========================================================================================
Consent to Assignment of license     KTCJ         BAL-920501EC     05/12/92    N/A
From:  Parker Communications -       and
       Minneapolis, Inc.             auxiliaries
To:    Elliott B. Evers
       Receiver
-----------------------------------------------------------------------------------------
Renewal of License (short form)      KTCJ         BR-891130A2      03/23/90    04/01/97
-----------------------------------------------------------------------------------------
Pre-Sunrise/Post-Sunset              KTCJ         N/A              Issued      04/01/97
Authorization                                                      04/20/94
-----------------------------------------------------------------------------------------
Emergency Broadcast System           KICJ         N/A              Issued      N/A
Authorization                                                      06/12/72
=========================================================================================


KTCZ-FM AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KTCZ-FM, MINNEAPOLIS, MINNESOTA


=========================================================================================
                                                                               Current
                                                                              Expiration
Type of Authorization               Call Sign    FCC File Number   Grant Date    Date
=========================================================================================
Main Station License                 KTCZ-FM      BALH-940422GR    07/29/94    4/01/2005
                                     and
                                     auxiliaries
-----------------------------------------------------------------------------------------
Consent to Transfer of Control       KTCZ-FM      BTCH-930316GM    03/29/93    N/A
From:   Arthur H. Kern               and
To:     Arthur H. Kern               auxiliaries
        Revocable Trust
-----------------------------------------------------------------------------------------
Consent to Assignment of License     KTCZ-FM      BALH-920515EG    07/07/92    N/A
From:   Elliot B. Evers              and
        Receiver                     auxiliaries
To:     National Radio Partners,
        L.P.
-----------------------------------------------------------------------------------------
Consent to Assignment of license     KTCZ-FM      BALH-920501ED    05/12/92    N/A
From:   Parker Communications -      and
        Minneapolis, Inc.            auxiliaries
To:     Elliott B. Evers
        Receiver
-----------------------------------------------------------------------------------------
License                              KTCZ-FM      BLH-910814KC     02/27/92    04/01/97
=========================================================================================

=========================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization            Call Sign    FCC File Number  Grant Date    Date
=========================================================================================
Renewal of License (short form)  KTCZ-FM      BRH-891130A2     03/23/90    04/01/97
-----------------------------------------------------------------------------------------
Auxiliary Antenna                KTCZ-FM      BMLH-910827KG    03/02/92    04/01/97
-----------------------------------------------------------------------------------------
Emergency Broadcast System       KTCZ-FM      N/A              05/22/72    N/A
Authorization
=========================================================================================

                  BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                        KTCZ-FM, MINNEAPOLIS, MINNESOTA


=========================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization            Call Sign    FCC File Number  Grant Date    Date
=========================================================================================
Aural STL                        WIJ-814      BPLST-871109MF   01/15/88    04/01/2005
=========================================================================================


WOCL(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION WOCL(FM), DELAND, FLORIDA


=========================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date    Date
=========================================================================================
Main Station license           WOCL         BALH-940422GN    07/29/94     2/01/2003
                               and
                               Auxiliaries
-----------------------------------------------------------------------------------------
Transfers of Control           WOCL         BTCH-930316GP    03/29/93(4)  N/A
From:  Arthur H. Kern          and
To:    Arthur H. Kern          Auxiliaries
       Revocable Trust
-----------------------------------------------------------------------------------------
Auxiliary Antenna              WOCL         BLH-90022OKD     12/21/90     10/ 1/95(5)
=========================================================================================


4.     The FAIR notes a different grant date of July 12, 1993.

5.     The expiration date on the authorization is correct.

=========================================================================================
                                                                           Current
                                                                          Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date    Date
=========================================================================================
Renewal                           WOCL         BRH-880927ZG     1/31/90     2/l/96
                                  and
                                  Auxiliaries
-----------------------------------------------------------------------------------------
License                           WOCL         BLH-870721KC     3/24/88     2/01/96
-----------------------------------------------------------------------------------------
Assignment of license'            WOCL         BALH-86021GGG    03/03/86    N/A
From:  American Media, Inc.       and
To:    Mid-Florida Radio, Inc.    Auxiliaries
-----------------------------------------------------------------------------------------
Emergency Broadcast System        WDLF         N/A              Issued      2/l/96
Authorization                                                   12/22/80
=========================================================================================

(Note: "WDLF" are former call letters of "WOCL". Old Authorizations will reflect these former call letters.)


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                             WOCL, DELAND, FLORIDA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number     Grant Date      Date
=========================================================================================
Aural STL License             WLG-699      BPLST-851119MB       03/19/86    2/01/2003
-----------------------------------------------------------------------------------------
Aural STL License             WLG-789      BPLST-851119MA       03/19/86    10/01/96
-----------------------------------------------------------------------------------------
R/P Mobile System License     KB-96847     BLNRE-870108MA       5/06/87     10/01/96
-----------------------------------------------------------------------------------------
R/P Base Station License      KPJ-322      BPLRE-851119MC       3/19/86     10/01/96
-----------------------------------------------------------------------------------------
R/P Mobile System license     KB-97378     BLNRE-860725MJ       12/12/86    10101196
=========================================================================================


WAPE(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION WAPE(FM), JACKSONVILLE, FLORIDA




--------------------
6. A copy of this authorization was not obtained. The file in which this authorization is contained was retired to the Federal Records Center.

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date        Date
=========================================================================================
Main Station  license          WAPE(FM)       *                              2/01/2003
=========================================================================================


WFYV(FM) AND ASSOCIATED AUXILIARY STATIONS

                  MAIN STATION WFYV(FM), JACKSONVILLE, FLORIDA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date        Date
=========================================================================================
Main Station License           WFYV(AM)        *                             2/01/2003
=========================================================================================


KMEN AND ASSOCIATED AUXILIARY STATIONS

                      KMEN(AM), SAN BERNARDINO, CALIFORNIA
                                  MAIN STATION


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date        Date
=========================================================================================
Main Station  license          KMEN         BAL-940422HE     07/29/94        12/l/97
-----------------------------------------------------------------------------------------
License                        KMEN         BZ-940224AB      06/30/94        12/l/97
-----------------------------------------------------------------------------------------
License  Modification          KMEN         BRC-94051 I AC   6/16/94         12/l/97
-----------------------------------------------------------------------------------------
Emergency Broadcast Service    KMEN         N/A              05/22/72        12/l/97
=========================================================================================


                CURRENT BROADCAST AUXILIARY FCC AUTHORIZATIONS
                ISSUED TO KMEN(AM), SAN BERNARDINO, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date        Date
=========================================================================================
Aural STL                      WLP-543      BPLST-910227     06/17/91        12/01/97
=========================================================================================

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization          Call Sign    FCC File Number  Grant Date        Date
=========================================================================================
Aural STL                      WLP-572      BPLST-910227MB   7/25/91         12/l/97
=========================================================================================


KGGI AND ASSOCIATED AUXILIARY STATIONS

                        KGGI(FM), RIVERSIDE, CALIFORNIA
                                  MAIN STATION


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station license           KGGI         BAL-940422HF     07/29/94       12/l/97
License                        KGGI         BLH-910802KF     03/17/92       12/l/97
Emergency Broadcast Service    KGGI         N/A              07/15/79       12/1/97


                CURRENT BROADCAST AUXILIARY FCC AUTHORIZATIONS
                        KGGI(FM), RIVERSIDE, CALIFORNIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Aural STL                      WLD-672      BPLST-RC1104TO   03/11/85       12/01/97
-----------------------------------------------------------------------------------------
Aural STL                      WFW-618      BPIST-910227ME   6/17/91        12/1/97
=========================================================================================



KSTE(AM) AND ASSOCIATED AUXILIARY STATIONS


               MAIN STATION KSTE(AM), RANCHO CORDOVA, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License           KSTE(AM)       *                              12/01/97
=========================================================================================

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================

=========================================================================================



KDWB(FM) AND ASSOCIATED AUXILIARY STATIONS

                  MAIN STATION KDWB(FM), RICHFIELD, MINNESOTA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License          KDWB(FM)     BLH-910814KA                     4/l/2005
-----------------------------------------------------------------------------------------
Auxiliary Antenna License     KDWB(FM)     BLH-920603KA                     4/l/2005
=========================================================================================


                CURRENT BROADCAST AUXILIARY FCC AUTHORIZATIONS
                         KDWB(FM), RICHFIELD, MINNESOTA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Aural STL                     WLE-769      *                                4/l/2005
-----------------------------------------------------------------------------------------
Aural STL                     WLP-728      *                                4/l/2005
=========================================================================================


WTEM(FM) AND ASSOCIATED AUXILIARY STATIONS


                      MAIN STATION WTEM(AM), BETHESDA, MD

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License          WTEM(AM)      *                              10/01/2003
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup       KPM-471       *                              10/01/2003
-----------------------------------------------------------------------------------------
Aural STL                     WLO-430       *                              10/01/2003
-----------------------------------------------------------------------------------------
Remote Pickup Base Mobile     KPK-259       *                              10/01/2003
=========================================================================================

WBIG(FM) AND ASSOCIATED AUXILIARY STATIONS

                     MAIN STATION WBIG(FM), ROCKVILLE, ME[)



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License          WBIG(FM)         *                             10/01/2003
-----------------------------------------------------------------------------------------
Auxiliary Antenna             WBIG(FM)         *                             10/01/2003
-----------------------------------------------------------------------------------------
Aural STL                     WME-606          *                             10/01/2003
=========================================================================================


WGMS(FM) AND ASSOCIATED AUXILIARY STATIONS

                      MAIN STATION WGMS(FM), WASHINGTON DC


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License          WGMS(FM)     *                                 10/01/2003
-----------------------------------------------------------------------------------------
Auxiliary Antenna             WGMS(FM)     *                                 10/01/2003
-----------------------------------------------------------------------------------------
Aural STL                     WLO-429      *                                 10/01/2003
=========================================================================================

KOQL(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KQQL(FM), ANOKA, MINNESOTA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Main Station License          KQQL-(FM)        *                             4/01/2005
-----------------------------------------------------------------------------------------
Application for minor         KQQL(FM)     BPH-960603IA                      4/01/2005
modification of construction
permit to requestauthority
to construct a new auxiliary
antenna facility filed on
June 3, 1996
-----------------------------------------------------------------------------------------
Aural STL                     WLF-665          *                             4/01/2005
=========================================================================================

-------------------------
*  Confirmation Pending

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date        Date
=========================================================================================
Aural STL                     WIJ-391          *                             4/01/2005
-----------------------------------------------------------------------------------------
Aural STL                     WLF-669          *                             4/01/2005
=========================================================================================


WBOB(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION WBOB(FM), MINNEAPOLIS, MINNESOTA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date     Date
=========================================================================================
Main Station License            WBOB(FM)          *                          Renewal
                                                                             Pending
-----------------------------------------------------------------------------------------
Auxiliary Antenna Construction  WBOB-FM       BPH-9504071B                   Renewal
Permit BPH-9504071B                                                          Pending
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KPF-879           *                          Renewal
                                                                             Pending
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KPN-715           *                          Renewal
                                                                             Pending
-----------------------------------------------------------------------------------------
Aural   STL                     WMF-893           *                          Renewal
                                                                             Pending
=========================================================================================


KOOL(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KOOL(FM), PHOENIX, ARIZONA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KOOL(FM)          *                          10/01/97
-----------------------------------------------------------------------------------------
Aural STL                       WDD-710           *                          10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         WHE-837(7)        *                          10/01/97
=========================================================================================


-----------------------
(7) Not listed in Catalog.

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Intercity Relay                 WLD-681(8)                                   10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KPJ-938(8)                                   10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KPJ-983(9)        *                          10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KA-35291          *                          10/01/97
=========================================================================================


KZON(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KZON(FM), PHOENIX, ARIZONA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License      KZON(FM)                *                          10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Antenna         KZON(FM)                *                          10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote  Pickup  KPL,417                                            10/01/97
-----------------------------------------------------------------------------------------
Aural STL                 WKS-92                  *                          10/01/97
=========================================================================================




---------------------
8. License indicates that auxiliary is associated with Station KOOL(AM). Application will be filed to change associated broadcast station to KOOL-FM.

9. Modification application filed July 8, 1996.



-----------------
*  Cofirmation Pending

KOY(AM) AND ASSOCIATED AUXILIARY STATIONS

                     MAIN STATION KOY(AM), PHOENIX, ARIZONA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KOY(AM)            *                         10/01/97
-----------------------------------------------------------------------------------------
Aural STL                       WFW-714            *                         10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KTJ-600            *                         10/01/97
-----------------------------------------------------------------------------------------
Low Power Broadcast Station     BLP-00888          *                         10/01/97
-----------------------------------------------------------------------------------------
Broadcast Auxiliary             KY-5633(10)        *                         10/01/97
-----------------------------------------------------------------------------------------
Broadcast Auxiliary             KY-5634(10)        *                         10/01/97
-----------------------------------------------------------------------------------------
Broadcast Auxiliary             KY-5635(10)        *                         10/01/97
-----------------------------------------------------------------------------------------
Broadcast Auxiliary             KV-4890(10)                                  10/01/97
-----------------------------------------------------------------------------------------
Broadcast Auxiliary             KP-9376(10)                                  10/01/97
-----------------------------------------------------------------------------------------
Auxiliary Remote Pickup         KBH-744(10)        *                         10/01/97
=========================================================================================


KYOT(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KYOT(FM), PHOENIX, ARIZONA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KYOT(FM)           *                         10/01/97
-----------------------------------------------------------------------------------------
Aural STL                       WAX-38             *                         10/01/97
-----------------------------------------------------------------------------------------
Aural STL                       WHY-286                                      10/01/97
=========================================================================================




-------------
10. Schedule 1.2(a) to the Asset Purchase Agreement by and among Sundance Broadcasting, Inc., Sundance Broadcasting of Idaho, Inc., David E. Reese and Louise F. Reese and Radio 95 of Phoenix Limited Partnership indicates that this authorization is no longer in use. No notice of cancellation has been filed.

------------
*     Confirmation Pending

KISO(AM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KISO(AM), PHOENIX, ARIZONA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KISO(AM)           *                         10/01/97
=========================================================================================

PART B. SHAMROCK BROADCASTING, INC.

WWSW(AM) AND ASSOCIATED ASSOCIATED STATIONS

                MAIN STATION WWSW(AM), PITTSBURGH, PENNSYLVANIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station  License           WWSW(AM)           *                         8/1/98
=========================================================================================


WWSW(FM) AND ASSOCIATED AUXILIARY STATIONS

                MAIN STATION WWSW(FM), PITTSBURGH, PENNSYLVANIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station  License           WWSW(FM)          *                          8/1/98
-----------------------------------------------------------------------------------------
License for Auxiliary Antenna   WWSW(FM)          *                          8/l/98
=========================================================================================

-----------------
*  Confirmation Pending

                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                       WWSW(FM), PITTSBURGH, PENNSYLVANIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Remote Pickup Base              KGB-258            *                         8/l/98
-----------------------------------------------------------------------------------------
Aural STL                       WFD-489            *                         8/l/98
-----------------------------------------------------------------------------------------
Aural STL                       WFD-545            *                         8/l/98
-----------------------------------------------------------------------------------------
Aural STL                       WFD-546            *                         8/l/98
-----------------------------------------------------------------------------------------
Remote Pickup-Automatic Relay   WZB-714            *                         8/1/98
-----------------------------------------------------------------------------------------
Receive Only Earth Station      E-6966             *                         8/19/98
-----------------------------------------------------------------------------------------
Business Radio                  WNVY-920           *                         11/03/98
=========================================================================================


KVOD(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KVOD(FM), GREELEY, COLORADO


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KVOD(FM)           *                         4/01/2005
=========================================================================================



                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                           KVOD(FM) GREELEY, COLORADO


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization         Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Auxiliary   license           KPM-379            *                         4/01/2005
-----------------------------------------------------------------------------------------
Auxiliary   license           KB-96246           *                         4/01/2005
-----------------------------------------------------------------------------------------
Auxiliary   license           WLF-617            *                         4/01/2005
-----------------------------------------------------------------------------------------
Auxiliary   license           WLO-631            *                         4/01/2005
=========================================================================================


----------
*   Cofirmation Pending

KRRF(AM) AND ASSOCIATED AUXILIARY STATIONS

                       MAIN STATION (AM, DENVER, COLORADO



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KRRF(AM)           *                         4/l/2005
=========================================================================================


KRRG(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KRRF(FM), DENVER, COLORADO



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License           KRRF(FM)            *                         4/l/2005
-----------------------------------------------------------------------------------------
License for Auxiliary Antenna  KRRF(FM)            *                         4/l/2005
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                             (FM), DENVER, COLORADO


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
FM Booster                      KRRF(FM)             *                       4/l/2005
-----------------------------------------------------------------------------------------
Aural STL                       WHY-442              *                       4/l/2005
-----------------------------------------------------------------------------------------
Aural STL                       WHY-443              *                       4/l/2005
-----------------------------------------------------------------------------------------
Remote Pickup Base              KPF-237              *                       4/l/2005
=========================================================================================




----------------
*  Confirmation Pending

KMLE(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KMLE(FM), CHANDLER, ARIZONA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KMLE(FM)              *                      10/l/97
-----------------------------------------------------------------------------------------
License for Auxiliary Antenna   KMLE(FM)              *                      10/l/97
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                          KMLE(FM), CHANDLER, ARIZONA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Aural STL                       WLI-670             *                        10/l/97
-----------------------------------------------------------------------------------------
Aural STL                       WGI-232             *                        10/1/97
-----------------------------------------------------------------------------------------
Remote Pickup-Mobile            KS-62911            *                        10/l/97
=========================================================================================


KLAC(AM) AND ASSOCIATED AUXILIARY STATIONS

                MAIN STATION KLAC(AAI), LOS ANGELES, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KLAC(AM)            *                        12/l/97
=========================================================================================


KZLA(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KZLA(FM), LOS ANGELES, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KZLA(FM)            *                        12/1/97
-----------------------------------------------------------------------------------------
License for Auxiliary Antenna   KZLA(FM)            *                        12/l/97
=========================================================================================




-------------
*  Confirmation Pending

                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                       KZLA(FM), LOS ANGELES, CALIFORNIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Aural STL                       WLF-542            *                         12/l/97
-----------------------------------------------------------------------------------------
POFMS                           WLF-835            *                         6/l/98
=========================================================================================

KABL(AM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION KABL(AM), OAKLAND, CALIFORNIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KABL(AM)            *                        12/1/97
=========================================================================================

KBGG(FM) AND ASSOCIATED AUXILIARY STATIONS

               MAIN STATION KBGG(FM), SAN FRANCISCO, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License           KBGG(FM)            *                        12/l/97
-----------------------------------------------------------------------------------------
FM  Booster (Walnut   Creek)   KABL(FM1)           *                        12/l/97
-----------------------------------------------------------------------------------------
FM Booster (Pleasanton)        KABL(FM2)           *                        12/l/97
-----------------------------------------------------------------------------------------
Construction Permit  for  FM   KBGG(FM1)           *                        1/20/97
Booster (Concord)
-----------------------------------------------------------------------------------------
Remote Pickup-Base             KOS-332             *                        12/l/97
-----------------------------------------------------------------------------------------
Remote Pickup-Base/Mobile      KRS-519             *                        12/l/97
-----------------------------------------------------------------------------------------
Aural STL                      KVB-60              *                        12/l/97
-----------------------------------------------------------------------------------------
Aural later-City Relay          WLP-333             *                        12/l/97
=========================================================================================
                                                                             f


------------
*  Confirmation Pending

KNEW(AM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION KNEW(AM), OAKLAND, CALIFORNIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KNEW(AM)            *                        12/l/97
=========================================================================================


KSAN(FM) AND ASSOCIATED AUXILIARY STATIONS

               MAIN STATION KSAN(FM), SAN FRANCISCO, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KSAN(FM)           *                         12/l/97
=========================================================================================


                  BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                      KSAN(FM), SAN FRANCISCO, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
FM Booster                      KSAN(FM1)          *                         12/l/97
-----------------------------------------------------------------------------------------
Aural STL                       WCY-22             *                         12/l/97
-----------------------------------------------------------------------------------------
Aural STL                       WLD-656            *                         12/l/97
=========================================================================================


----------------
*   Confirmation Pending

KFAN(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KFAN(AM), MINNEAPOLIS, MINNESOTA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
License Application Pending     KFAN(AM)    BL-940802AF                      Renewal
                                                                             Pending
-----------------------------------------------------------------------------------------
Construction Permit Pending     KFAN        BP-940802A-C
=========================================================================================


KFEY(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION KEEY(FM), MINNEAPOLIS, MINNESOTA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KEEY(FM)            *                        4/l/2005
------------------------------------------------------------------------------------------
Auxiliary Antenna               KEEY(AM)            *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
Remote Pickup-Mobile            KA-74989            *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
Aural STL                       W-G-247             *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
Remote Pickup-Mobile            KK-7690             *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
RP Automatic Relay              KGJ-999             *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
Auxiliary                       KPF-980             *                        Renewal
                                                                             Pending
------------------------------------------------------------------------------------------
Remote Pickup-Base/Mobile       KFZ-941             *                        Renewal
                                                                             Pending
=========================================================================================




---------------
*   Confirmation Pending

WHTZ(FM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION WHTZ(FM), NEW YORK, NEW YORK



=========================================================================================
                                                                                Current
                                                                               Expiration
Type of Authorization              Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station license               WHTZ(FM)          *                          6/l/98
-----------------------------------------------------------------------------------------
Auxiliary Antenna (application to  WHTZ(FM)    BMLH-941114KH                    6/l/98
modify license pending)
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                          WHTZ(FM), NEW YORK, NEW YORK



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Aural STL                       WLF-541            *                         6/l/98
-----------------------------------------------------------------------------------------
POFMS                           WNEG-653           *                         6/2/98
-----------------------------------------------------------------------------------------
POFMS                           WNEI-922           *                         6/2/98
=========================================================================================


WFOX(FM) AND ASSOCIATED AUXILIARY STATIONS

                  MAIN STATION WFOX(FM), GAINESVILLE, GEORGIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            WFOX(FM)           *                         4/01/2004
=========================================================================================




-----------------
*  Confirmation Pending

WOMX(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION WOMX(FM), ORLANDO, FLORIDA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main  Station License           WOMX(FM)           *                         2/01/2003
=========================================================================================


WXXL(FM) AND ASSOCIATED AUXILIARY STATIONS

                 MAIN STATION WJHM(FM), DAYTONA BEACH, FLORIDA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            WJHM(FM)           *                         2/01/2003
=========================================================================================


WXXL(FM) AND ASSOCIATED AUXILIARY STATIONS

                      MAIN STATION (FM), LEESBURG, FLORIDA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            WXXL(FM)            *                        2/01/2003
=========================================================================================

                  BROADCAST AUXILIARY STATION ASSOCIATED WITH
                           WXXL(FM) LEESBURG, FLORIDA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Auxiliary License               WHB-992             *                        2/01/2003
-----------------------------------------------------------------------------------------
Auxiliary license               WLJ-566             *                        2/01/2003
-----------------------------------------------------------------------------------------
Auxiliary License               KB-55884            *                        2/01/2003
=========================================================================================


PART C.          WLIT INC.


-------------
*  Confirmation Pending

WLIT(FM) AND ASSOCIATED AUXILIARY STATIONS

                   MAIN STATION WLIT (FM), CHICAGO, ILLINOIS



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            WLIT(FM)                                     12/01/2004
=========================================================================================


PART D.         KIBB INC.

KIBB(FM) AND ASSOCIATED AUXILIARY STATIONS

                MAIN STATION KIBB(FM), LOS ANGELES, CALIFORNIA

=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KIBB(FM)          *                          12/01/97
-----------------------------------------------------------------------------------------
FM Translator                   K261AB            *                          12/01/97
-----------------------------------------------------------------------------------------
FM Translator (Renewal)                      BRFT61126YS                     12/01/97
-----------------------------------------------------------------------------------------
License to cover                             BLH961210KA                     12/01/97
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                       KIBB(FM), LOS ANGELES, CALIFORNIA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
                                KSZ-63             *                         12/01/97
=========================================================================================




-----------
*   Confirmation Pending

PART E. KYSR INC.

KYSR AND ASSOCIATED AUXILIARY STATIONS

                MAIN STATION KYSR(FM), LOS ANGELES, CALIFORNIA



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KYSR(FM)           *                         12/01/97
-----------------------------------------------------------------------------------------
Commercial Paging SCA                        2574-CD-P/ML-01-
                                                  95
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                       KYSR(FM), LOS ANGELES, CALIFORNIA


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
                                WHY-988            *                         12/01/97
=========================================================================================


----------
*   Confirmation Pending

PART F. SHAMROCK BROADCASTING LICENSES OF DENVER, INC.


KIMN(FM) AND ASSOCIATED AUXILIARY STATIONS

                      MAIN STATION (FW), DENVER, COLORADO



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KIMN(FM)            *                        Renewal
                                                                             Pending
=========================================================================================


                 BROADCAST AUXILIARY STATIONS ASSOCIATED WITH
                          KIMN(FM) DENVER, COLORADO


=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
FM Booster                      KIMN-FM(1)          *                        Renewal
                                                                             Pending
-----------------------------------------------------------------------------------------
Auxiliary License               WCD-984             *                        Renewal
                                                                             Pending
=========================================================================================


KALC(FM) AND ASSOCIATED AUXILIARY STATIONS

                    MAIN STATION KALC(FM), DENVER, COLORADO



=========================================================================================
                                                                             Current
                                                                            Expiration
Type of Authorization           Call Sign    FCC File Number   Grant Date      Date
=========================================================================================
Main Station License            KALC(FM)            *                        Renewal
                                                                             Pending
=========================================================================================

---------------------
*  Confirmation Pending

                                  SCHEDULE V

                                  INSURANCE

                                (See Attached)

                                                          ISSUE DATE (MM/DD/YY)
[ACORD LOGO]                CERTIFICATE OF INSURANCE      [ ] 6/24/97



PRODUCER                           -------------------------------------------
                                   THIS CERTIFICATE IS USED AS A MATTER OF
Aon Risk Services of MO, Inc.      INFORMATION ONLY AND CONFERS NO RIGHTS UPON
8182 Maryland Avenue               THE CERTIFICATE HOLDER.  THIS CERTIFICATE
St. Louis,  MO  63105              DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE
Contact:  Mark Smith               AFFORDED BY THE POLICIES BELOW.
314-721-5100                       --------------------------------------------
                                          COMPANIES AFFORDING COVERAGE
                                   --------------------------------------------
---------------------------------- COMPANY
INSURED                            LETTER  A   Federal Insurance Company
                                   --------------------------------------------
Chancellor Broadcasting Co.        COMPANY
Attn: Eric Neumann                 LETTER  B   Westchester Fire Ins. Co.
12655 N. Central Expwy, #405       --------------------------------------------
Dallas                             COMPANY
TX             75243               LETTER  C   National Casualty Company
                                   --------------------------------------------
---------------------------------- COMPANY
                                   LETTER  D
                                   --------------------------------------------
                                   COMPANY
                                   LETTER  E
                                   --------------------------------------------

COVERAGES
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT
TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
O6                                                      POLICY EFFECTIVE   POLICY EXPIRATION
LTR      TYPE OF INSURANCE              POLICY NUMBER   DATE (MM/DD/YY)    DATE (MM/DD/YY)
--------------------------------------------------------------------------------------------
      GENERAL LIABILITY
A     [X] COMMERCIAL GENERAL LIABILITY  73210058        4/01/97            4/01/98
      [ ][ ] CLAIMS MADE [X] OCCUR.
      [ ] OWNER'S & CONTRACTOR'S PROT.
      [ ]
          ---------------------------
--------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY
A     [X] ANY AUTO                      73210057        4/01/97            4/01/98
      [ ] ALL OWNED AUTOS
      [ ] SCHEDULED AUTOS               73210059 (TX)   4/01/97            4/01/98
      [X] HIRED AUTOS
      [X] NON-OWNED AUTOS               COMP. - $500 DEDUCT.
      [ ] GARAGE LIABILITY
      [ ]                               COLL. - $500 DEDUCT.
--------------------------------------------------------------------------------------------
      EXCESS LIABILITY
B     [X] UMBRELLA FORM                 CUA1036790      4/01/97            4/01/98
      [ ] OTHER THAN UMBRELLA FORM
--------------------------------------------------------------------------------------------
      WORKER'S COMPENSATION
A            AND                        71632579        4/01/97            4/01/98
      EMPLOYERS' LIABILITY
--------------------------------------------------------------------------------------------
      OTHER
C     Broadcasters Liab.                LS741225C      12/01/96           12/01/97
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
06
LTR                                                     LIMITS
--------------------------------------------------------------------------------------------
      GENERAL LIABILITY             GENERAL AGGREGATE                $  2,000,000
                                    --------------------------------------------------------
                                    PRODUCTS-COMP/OP AGG.            $  1,000,000
                                    --------------------------------------------------------
                                    PERSONAL & ADV. INJURY           $  1,000,000
                                    --------------------------------------------------------
                                    EACH OCCURRENCE                  $  1,000,000
                                    --------------------------------------------------------
                                    FIRE DAMAGE (Any one fire)       $  1,000,000
                                    --------------------------------------------------------
                                    MED. EXPENSE (Any one person)    $     10,000

--------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY          COMBINED SINGLE
                                    LIMIT                            $  1,000,000
                                    --------------------------------------------------------
                                    BODILY INJURY
                                    (Per person)
                                    --------------------------------------------------------
                                    BODILY INJURY
                                    (Per accident)
                                    --------------------------------------------------------
                                    PROPERTY DAMAGE
--------------------------------------------------------------------------------------------
      EXCESS LIABILITY              EACH OCCURRENCE                  $  5,000,000
                                    --------------------------------------------------------
                                    AGGREGATE                        $  5,000,000
                                    --------------------------------------------------------

--------------------------------------------------------------------------------------------
      WORKER'S COMPENSATION         [ ] STATUTORY LIMITS
              AND                   --------------------------------------------------------
      EMPLOYERS' LIABILITY          EACH ACCIDENT                    $  1,000,000
                                    --------------------------------------------------------
                                    DISEASE-POLICY LIMIT             $  1,000,000
                                    --------------------------------------------------------
                                    DISEASE-EACH EMPLOYEE            $  1,000,000
--------------------------------------------------------------------------------------------
      OTHER                         $2,000,000 Ea. Loss
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Certificate Holder is added as an additional insured with respects to their financial interest in the acquisition of four (4) Viacom stations.
-------------------------------------------------------------------------------


CERTIFICATE HOLDER                  CANCELLATION
                                    SHOULD ANY OF THE ABOVE DESCRIBED POLICIES
                                    BE CANCELLED BEFORE THE EXPIRATION DATE
                                    THEREOF, THE ISSUING COMPANY WILL ENDEAVOR
                                    TO MAIL 30 DAYS WRITTEN NOTICE TO THE
Bankers Trust Company, as           CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
Managing Agent and Arranger         FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO
130 Liberty Street                  OBLIGATION OR LIABILITY OF ANY KIND UPON
New York, NY  10006                 THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

                                    AUTHORIZED REPRESENTATIVE

                                    /s/ J. CURTIS ENGLER              730080009

                                                                 DATE (MM/DD/YY)
[ACORD LOGO]         EVIDENCE OF PROPERTY INSURANCE              [ ] 6/25/97

        THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

---------------------------------------------------------------------------------------------------------------
PRODUCER                                                   COMPANY
        Aon Risk Services of MO                             Lexington Insurance Co. (DE)
        8182 Maryland Avenue                                American International Group
        St. Louis,  MO  63105                               100 Summer Street
                                                            Boston, MA  02110

                            314-721-5100
CODE                          SUB-CODE

---------------------------------------------------------------------------------------------------------------
INSURED                                                    LOAN NUMBER             POLICY NUMBER
        Chancellor Broadcasting Co.                                                8793049
        Attn: Eric Neumann                                 ----------------------------------------------------
        12655 N. Central Expwy, #405                       EFFECTIVE DATE     EXPIRATION DATE    CONT. UNTIL
        Dallas                                             (MM/DD/YY)         (MM/DD/YY)         TERMINATED
        TX             75243                                   4/01/97            4/01/98        IF CHECKED [ ]
                                                           ----------------------------------------------------
                                                           THIS REPLACES PRIOR EVIDENCE DATED:

---------------------------------------------------------------------------------------------------------- ----

PROPERTY INFORMATION
LOCATION/DESCRIPTION

                           Four (4) Viacom stations



--------------------------------------------------------------------------------
COVERAGE INFORMATION

                               COVERAGE/PERILS/FORMS                   AMOUNT OF INSURANCE           DEDUCTIBLE
---------------------------------------------------------------------------------------------------------------
                         Building, Personal Property,                                                5,000
                         Business Interruption
                         Boiler & Machinery

                         All Risk including theft
                         Subject to policy terms,
                         conditions and exclusions


---------------------------------------------------------------------------------------------------------------

REMARKS (Including Special Conditions)

        See attached addendum for policy layering of the Master Property Program for Hicks, Muse, Tate & Furst $400,000,000 Policy Limit




--------------------------------------------------------------------------------
CANCELLATION
        THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
--------------------------------------------------------------------------------
ADDITIONAL INTEREST
NAME AND ADDRESS                        NATURE OF INTEREST

                                        [ ] MORTGAGEE     [ ] ADDITIONAL INSURED

        Bankers Trust Company, as       [X] LOSS PAYEE    [ ] (OTHER)
        Managing Agent and Arranger                                   ---------
        130 Liberty Street
        New York NY  10006              ----------------------------------------
                                        SIGNATURE OF AUTHORIZED AGENT OF COMPANY


                                        /s/ J. CURTIS ENGLE           730090  9

ACORD 27 (2/88)                                           ACORD CORPORATION 1988

                                  SCHEDULE VI
                                 EXISTING LIENS

I.       Shamrock Broadcasting, Inc.

                                           Filing
         Jurisdiction   File Number         Date                  Secured Party
         ------------   -----------         ----            --------------------------
         ARIZONA: SOS      827154          4/12/95          AT&T

         CALIFORNIA: SOS  86232680         9/15/86          Leasing Service Corp.

                           cont.           6/17/91

                          86321096        12/26/86          Leasing Service Corp.

                           cont.            9/9/91

                         9514660807        5/25/95          The Bennett Funding Group, Inc.

                         9529360805       10/18/95          Orix USA Corp.

         MICHIGAN: SOS    B846160          9/16/86          Leasing Service Corporation

                           cont.           6/17/91

                          C490755

         TEXAS: SOS      86271373          9/16/86          Leasing Service Corporation

                           cont.           6/17/91

                         50102704

                         87037353           2/9/87          Credit Alliance Corporation

                           cont.           11/4/91

                         50172087

                         94102637          5/23/94          Southwestern Bell
                                                            Telecommunications, Inc.

II.      Chancellor Radio Broadcasting Company(1)

                                          Filing
         Jurisdiction     File Number      Date            Secured Party
         ------------     -----------      ----    ------------------------------
         ARIZONA:  SOS      896146         5/2/96  Advanta Business Services Corp.

                           amendment      9/12/96


-------------------------

1. Radio 95 of Phoenix Limited Partnership is currently the debtor.

III.     KIBB Inc.


                                          Filing
         Jurisdiction     File Number      Date    Secured Party
         ------------     -----------      ----    -------------
                                           None

IV.      KYSR Inc.

                                          Filing
         Jurisdiction     File Number      Date    Secured Party
         ------------     -----------      ----    -------------
         CALIFORNIA: SOS  93049234(2)     3/10/93  Westlake Audit, Inc.

V.       WLIT Inc.

                                          Filing
         Jurisdiction     File Number      Date    Secured Party
         ------------     -----------      ----    -------------
         ILLINOIS: SOS    3075856(3)      1/21/93  Ameritech Credit Corporation

VI.      WDRQ Inc.

                                          Filing
         Jurisdiction     File Number      Date    Secured Party
         ------------     -----------      ----    -------------
                                           None

-------------------------

2. Debtor has satisfied all obligations in connection with the Equipment secured by the UCC-1. UCC-3 to be provided by Secured Party.

3. Viacom International Inc. is currently the Debtor.

                                  SCHEDULE VII

                             EXISTING INDEBTEDNESS

1.       Acquisition of the transmitter tower and transmitter site of WKYN-AM.

                                   ANNEX 5.07

1.       Indecency compliant has been lodged with the FCC against Station KALC
         (FM) Denver, Colorado. This complaint has not advanced to a stage where the licensee has an opportunity to review and respond to the allegations.

2. WXXI Public Broadcasting Council filed with the FCC a Petition for Issuance of Order to Show Cause ("Petition") against radio station WALK (AM), Patchogue, New York, seeking to reduce the nighttime power of that station from 102 watts to 41.8 watts.

3. Station KFAN (AM), Minneapolis, Minnesota is operating under an STA with parameters at variance pending completion of adjustments to its directional antenna pattern.

4. The tower for Station WUBE (AM), Cincinnati, Ohio was constructed at a location that varies slightly from the coordinates specified in its license. This was discovered in connection with the FCC's tower registration process and appropriate applications have been filed with the FCC to correct this discrepancy.

5. The towers for Stations KISO, Phoenix, Arizona and WFOX, Gainsville, Georgia have been constructed at locations varying slightly from the coordinates in their licenses. This was discovered in connection with the FCC's tower registration process. Applications correcting these discrepancies have not yet been filed.

12655 North Central Expwy.              CHANCELLOR RADIO BROADCASTING
Suite 405                               COMPANY
Dallas, TX 75243

                                        By /s/JACQUES KERREST
                                          -----------------------------
                                           Jacques Kerrest
with a copy to:                            Senior Vice President

Hicks, Muse, Tate & Furst
  Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: Thomas 0. Hicks,
      John R. Muse,
      Jack D. Furst and
      Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy: (214) 740-7313

          and

Hicks, Muse, Tate & Furst
  Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York 10019
Attn: Mr. Charles W. Tate
Telephone: (212) 424-1400
Telecopy: (212) 424-1450

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

12655 North Central Expwy.              CHANCELLOR BROADCASTING COMPANY
Suite 405
Dallas, TX 75243
                                        By /s/ JACQUES KERREST
                                          --------------------------------
                                           Jacques Kerrest
with a copy to:                            Senior Vice President

Hicks, Muse, Tate & Furst
  Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: Thomas 0. Hicks,
      John R. Muse,
      Jack D. Furst and
      Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy: (214) 740-7313

         and

Hicks, Muse, Tate & Furst
  Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York 10019
Attn: Mr. Charles W. Tate
Telephone: (212) 424-1400
Telecopy: (212) 424-1450

130 Liberty Street                      BANKERS TRUST COMPANY,
                                         Individually and as Managing Agent
New York, New York 10006
Tel: (212) 250-7188
Fax: (212) 250-7218
Attention: Thomas P. Prior              By /s/ MARY KAY COYLE
                                          -----------------------------------
                                           Name:  Mary Kay Coyle
                                           Title: Managing Director

                                        KZH-ING-1 CORPORATION


                                        By: /s/ ROBERT GOODWIN
                                           -----------------------------------
                                            Name:  Robert Goodwin
                                            Title: Authorized Agent

                                        CAISSE NATIONALE DE CREDIT
                                         AGRICOLE



                                        By: /s/ ILLEGIBLE
                                           -----------------------------------
                                            Name:
                                            Title:

                                        SOCIETE GENERALE



                                        By: /s/ MARK VIGIL
                                           -----------------------------------
                                            Name:  Mark Vigil
                                            Title: Vice President

                                        SOCIETE GENERALE



                                        By: /s/ CHRISTOPHER J. SPELTZ
                                           -----------------------------------
                                            Name:  Christopher J. Speltz
                                            Title: V.P. and Manager

                                        FLEET BANK, N.A.



                                        By: /s/ ALLISON KING
                                           -----------------------------------
                                            Name:  Allison King
                                            Title: Banking Officer

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.



                                        By: /s/ ANTHONY R. CLEMENTE
                                           -----------------------------------
                                            Name:  Anthony R. Clemente
                                            Title: Authorized Signatory

                                        FIRST UNION NATIONAL BANK



                                        By: /s/ BRUCE W. LOFTIN
                                           -----------------------------------
                                            Name:  Bruce W. Loftin
                                            Title: Senior Vice President

31 West 52nd Street                     TORONTO DOMINION (TEXAS), INC.,
New York, New York 10019                 Individually and as Syndication Agent
Tel: (212) 468-0300
Attention: Tom Westdyk
                                        By: /s/ DARLENE REIDEL
                                           -----------------------------------
                                            Name:  Darlene Reidel
                                            Title: Vice President

                                        HELLER FINANCIAL, INC.



                                        By: /s/ PATRICK HAYES
                                           -----------------------------------
                                            Name:  Patrick Hayes
                                            Title: Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH



                                        By: /s/ JEFFREY COLE
                                           -----------------------------------
                                            Name:  Jeffrey Cole
                                            Title: Senior Vice President

                                        BANK OF AMERICA NATTIONAL TRUST
                                         AND SAVINGS ASSOCIATION



                                        By: /s/ MATTHEW J. KOENIG
                                           -----------------------------------
                                            Name:  Matthew J. Koenig
                                            Title: Vice President

85 Broad Street                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
New York, New York 10004                 Individually and as Documentation Agent
Tel: (212) 902-1608
Fax: (212) 346-3552
Attention:  Ed Forst                    By:
                                           -----------------------------------
                                            Name:
                                            Title:

901 Main Street -- 64th Floor           NATIONSBANK OF TEXAS, N.A.,
Dallas, Texas 75202                      Individually and as Syndication Agent
Tel: (214) 508-2752
Fax: (214) 508-9390                     By: /s/ JENNIFER F. ZYDNEY
Attention: Jennifer Zydney                 -----------------------------------
                                            Name:  Jennifer F. Zydney
                                            Title: Vice President

                                        THE BANK OF NOVA SCOTIA



                                        By: /s/ MARGOT C. BRIGHT
                                           -----------------------------------
                                            Name:  Margot C. Bright
                                            Title: Authorized Signatory

                                        THE FUJI BANK, LIMITED



                                        By: /s/ PHILIP C. LAUINGER III
                                           -----------------------------------
                                            Name:  Philip C. Lauinger III
                                            Title: Vice President & Manager

                              BANQUE FRANCAISE DU COMMERCE
                               EXTERIEUR



                              By: /s/ KEVIN DOOLEY
                                 ----------------------
                                  Name:  Kevin Dooley
                                  Title: Vice President


                                  /s/ WILLIAM C. MAIER
                                 ----------------------
                                  William C. Maier
                                  VP-Group Manager

                                        BANKBOSTON, N.A.



                                        By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: Director

                                        ABN AMRO Bank N.V. Houston Agency



                                        By: /s/ LAURIE C. TUZO
                                           -----------------------------------
                                           Name:  Laurie C. Tuzo
                                           Title: Group Vice President


                                        By: /s/  DIEGO PUIGGARI
                                           -----------------------------------
                                           Name:  Diego Puiggari
                                           Title: Vice President

                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST



                                        By: /s/ KATHLEEN A. ZARN
                                           -----------------------------------
                                           Name:  Kathleen A. Zarn
                                           Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By: /s/ BRYAN G. PETERMANN
                                           -----------------------------------
                                           Name:  Bryan G. Petermann
                                           Title: Vice President


                                                                    SCHEDULE I

                                        PARIBAS CAPITAL FUNDING LLC




                                        By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC



                                        By: /s/ LES BEK
                                           -----------------------------------
                                           Name:  Les Bek
                                           Title: Director

                                        CITIBANK, N.A.



                                        By: /s/ HANS L. CHRISTENSEN
                                           -----------------------------------
                                           Name:  Hans L. Christensen
                                           Title: Vice President

                                        CORESTATES BANK, N.A.



                                        By: /s/ DOUGLAS E. BLACKMAN
                                           -----------------------------------
                                           Name:  Douglas E. Blackman
                                           Title: Vice President

85 Broad Street                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
New York, New York 10004                 Individually and as Documentation Agent
Tel: (212) 902-1608
Fax: (212) 346-3552
Attention: Ed Forst                     By: /s/ STEPHEN J. MCGUINNESS
                                           -----------------------------------
                                           Name:  Stephen J. McGuinness
                                           Title: Authorized Signatory

                                        MELLON BANK, N.A.



                                        By: /s/ STEPHEN D. LACKEY
                                           -----------------------------------
                                           Name:  Stephen D. Lackey
                                           Title: Senior Vice President

                                        THE BANK OF NEW YORK



                                        By: /s/ JOSEPH P. MATTEO
                                           -----------------------------------
                                           Name:  Joseph P. Matteo
                                           Title: Vice President

                                           Re:    Chancellor 6/26/97
                                                  Agreements

                                        THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION



                                        By: /s/ PATRICIA LORET DE MOLA
                                           -----------------------------------
                                           Name:  Patricia Loret de Mola
                                           Title: Senior Vice President

                                        BANQUE PARIBAS



                                        By: /s/ JOHN G. ACKER
                                           -----------------------------------
                                           Name:  John G. Acker
                                           Title: Group Vice President,
                                                   Media Group


                                        By: /s/ TOM G. BRANDT
                                           -----------------------------------
                                           Name:  Tom G. Brandt
                                           Title: Vice President, Media Group

                                        OCTAGON CREDIT INVESTORS LAON
                                        PORTFOLIO (a unit of The Chase
                                        Manhattan Bank)



                                        By: /s/ ANDREW D. GORDON
                                           -----------------------------------
                                           Name:  Andrew D. Gordon
                                           Title: Managing Director

                                        THE LONG TERM CREDIT BANK OF
                                         JAPAN, LIMITED



                                        By: /s/ JOHN J. SULLIVAN
                                           -----------------------------------
                                           Name:  John J. Sullivan
                                           Title: Joint General Manager

                                        CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC.

                                        As:  Attorney-in-Fact and on behalf of
                                             First Allmerica Financial Life
                                             Insurance Company

                                        By: /s/ JOHN W. FRASER
                                           -----------------------------------
                                           Name:  John W. Fraser
                                           Title: Managing Director

                                        CREDIT SUISSE FIRST BOSTON



                                        By: /s/ TODD C. MORGAN
                                           -----------------------------------
                                           Name:  Todd C. Morgan
                                           Title: Vice President

                                        By: /s/ JUDITH E. SMITH
                                           -----------------------------------
                                           Name:  Judith E. Smith
                                           Title: Director

                                        BANK OF MONTREAL



                                        By: /s/ W.T. CALDER
                                           -----------------------------------
                                           Name:  W.T. Calder
                                           Title: Director

                                        COMPAGNIE FINANCIERE DE CIC
                                         ET DE L'UNION EUROPEENNE



                                        By: /s/ MARCUS EDWARD
                                           -----------------------------------
                                           Name:  Marcus Edward
                                           Title: Vice President

                                        By: /s/ BRIAN O'LEARY
                                           -----------------------------------
                                           Name:  Brian O'Leary
                                           Title: Vice President

                                        THE DAI ICHI KANGYO BANK, LTD.
                                         NEW YORK BRANCH



                                        By: /s/ KAZUKI SHIMIZU
                                           -----------------------------------
                                           Name:  Kazuki Shimizu
                                           Title: Assistant Vice President

                                        MERITA BANK LTD
                                        NEW YORK BRANCH


                                        By: /s/ FRANK MAFFEI
                                           -----------------------------------
                                           Name:  Frank Maffei
                                           Title: Vice President

                                        By: /s/ CLIFFORD ABRAMSKY
                                           -----------------------------------
                                           Name:  Clifford Abramsky
                                           Title: Vice President